                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07185

Morgan Stanley Select Dimensions Investment Series
                  (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
     (Address of principal executive offices)   (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                      (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004


Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES


ANNUAL REPORT

DECEMBER 31, 2004

Morgan Stanley Select Dimensions Investment Series
TABLE OF CONTENTS

Letter to the Shareholders                                          1
Expense Example                                                    24

Portfolio of Investments:
     Money Market                                                  29
     Flexible Income                                               32
     Balanced Growth                                               53
     Utilities                                                     66
     Dividend Growth                                               70
     Equally-Weighted S&P 500                                      74
     Growth                                                        86
     American Opportunities                                        90
     Capital Opportunities                                         94
     Global Equity                                                 98
     Developing Growth                                            104

Financial Statements:
     Statements of Assets and Liabilities                         110
     Statements of Operations                                     112
     Statements of Changes in Net Assets                          114
Notes to Financial Statements                                     122
Financial Highlights                                              134
Report of Independent Registered Public Accounting Firm           144
Trustee and Officer Information                                   145
Federal Tax Notice                                                150

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2004


Dear Shareholders,

Global capital markets in 2004 were marked by a slowdown in returns after the torrid pace of 2003. Near-record levels of corporate profits and continued strength in the U.S. housing market were offset by a series of negative factors including weaker-than-expected job growth, geopolitical uncertainty and unease over political events in the U.S. The year ended on a positive note, however, with brief fourth-quarter rallies in both the stock and bond markets. In all, it was a year in which both bullish and bearish sentiment could find justification.

Domestic Equity Overview

The U.S. equity market performed solidly for the 12 months ended December 31, 2004, though its performance was somewhat uneven over the course of the year. After a strong beginning in 2004, the market made little progress for much of the year as investors attempted to balance a number of factors. Concern that slow employment growth would undermine the strength of the economic recovery in the United States, disappointing earnings for many companies, geopolitical uncertainties and higher interest rates all weighed on the market. Later in 2004, investors became more optimistic about a "soft landing" around the globe as the U.S. economy continued to grow steadily and inflation remained stable. The U.S. labor market also improved, though fewer jobs were created than some economists and investors had expected. Consumer spending also picked up significantly in the second half of 2004.

Although the U.S. Federal Reserve raised short-term interest rates a number of times in 2004, these increases were not reflected in long-term interest rates, and did not seriously disrupt the stock market. In addition, orders for durable goods were strong despite some inflation. While many investors worried during the summer and early fall about terrorism and the potential for a drawn-out U.S. presidential election, these anxieties were alleviated when the election ended without incident. In addition, investors who were concerned that rising energy prices could lead to inflation were reassured when the price of crude oil retreated from its high of $56 a barrel in October. As a result, U.S. equities ended the year with a sharp rally in November and December.

Of course, some sectors performed better than others in 2004. Commodity-oriented areas such as energy, basic materials and industrials were the year's top performers. Interest rate sensitive stocks such as utilities and telecommunications services also performed well as long-term interest rates did not rise in line with investors' expectations for them. At the other end of the spectrum were the health care and consumer staples sectors, which generally underperformed due largely to fundamental disappointments. Technology stocks also ended up lagging other sectors for 2004 despite having rallied during the fall.

Fixed-Income Overview

The 12-month review period began with interest rates generally falling and still near their historical lows. Continued low employment numbers and deflationary pressures caused rates to follow this downward path throughout the first quarter of 2004. The market then reversed course in April, after the release of March employment numbers. The surprisingly strong employment data, coupled with increasing oil prices, led investors to the conclusion that the Federal Reserve Open Market Committee (the "Fed") would move to raise interest rates. At its June meeting, the Fed initiated a series of 25-basis point rate increases that continued through the end of the year.

Despite these rate increases, continued softness in the economy pushed yields on intermediate and longer maturity government securities lower during the third quarter of 2004 and into the beginning of the fourth. Investors became increasingly concerned by rising oil prices and uneven employment gains. While the bond market gained slightly following the conclusion of the election, gains were largely limited to intermediate and longer-maturity securities.

Perceptions of the economy were varied during the period. The year began with concern over economic sluggishness and ended with concern over too much growth. Overall, rates were mixed, with shorter-term rates rising and longer-term rates declining from the start of the period.

Against this mixed backdrop, performance varied over the major segments of the fixed income market. U.S. Treasury securities lagged other parts of the market, due in most part to their high sensitivity to fluctuating interest rates and their relatively low yields. Mortgage-backed securities (MBS) had good performance, especially in those securities with longer durations. Higher-coupon mortgage-backed securities outperformed their Treasury counterparts as declining rates resulted in increased prepayment expectations.

The best-performing segments of the U.S. bond market were investment grade and high yield corporate debt, with high yield leading the performance tables. The low level of intermediate and long-term yields caused many investors to buy these securities in the pursuit of attractive income. Within the investment grade segment of the bond market, corporate bonds outperformed for similar reasons.

International Equity Overview

International equity markets posted strong gains for the 12 months ended December 31, 2004, with the Morgan Stanley Capital International (MSCI) EAFE Index rising 20.25 percent in U.S. dollar terms. Relatively healthy economic conditions in the United States (among other market drivers) helped to offset factors such as higher interest rates and slower growth in China as well as a record high in the price of crude oil. Early in the period, many international markets were weighed down by investors' concerns that the U.S. job market was not as strong as they had expected. Uncertainty about when and how quickly the U.S. Federal Reserve would raise interest rates also kept many investors cautious. In the second half of the period, however, data indicated that the U.S. economy was continuing to grow and that the job market was recovering steadily. In addition, the conclusion of the U.S. presidential election without incident alleviated concerns that the financial markets would be hurt by a major controversy. Late in 2004, the price of crude oil also retreated from its record high, helping to drive up many international equities as the reporting period ended.

Performance in the Japanese stock market was positive for the year, and was supported largely by gains in the U.S. stock market. That said, the country's economic developments were not as positive. The Japanese market came under significant pressure when key trading partner China raised interest rates in order to slow its economy. The prospect of a slowdown in China, coupled with the high price of crude oil, combined to weaken the Japanese economy. Data released later in 2004 confirmed that industrial production in Japan was declining and consumer confidence there was relatively low. The Nikkei 225 Index rose 12.69 percent in U.S. dollar terms for the year.

The European economy was also weaker than many had hoped in 2004. Economic conditions in the region as a whole remained generally lackluster in 2004, with consumer spending remaining weak while the Euro's strength relative to the U.S. dollar helped curb demand for European exports. The European stock market performed better than the region's economy however, rising on improving earnings for many of its companies that benefited from improving global economic conditions. The rising Euro also boosted returns for dollar-based investors in European stocks, helping lift the MSCI Europe Index to a 20.88 percent gain in dollar terms.

Although the emerging markets were somewhat volatile in the first half of 2004, their performance improved greatly over the second half of the year due to robust growth rates in many emerging economies. Several other factors helped numerous emerging markets post strong performances in 2004, including the appreciation of many countries' local currencies against the U.S. dollar during the second half of the year, considerable current account and fiscal surpluses in several countries and, for oil exporters such as Brazil, the rising price of crude oil. While the year's end was marked by the tragedy of the tsunami disaster, the financial markets of the emerging countries were not significantly hurt by the event. In fact, the emerging markets were so strong in 2004 that they outperformed the developed markets for the fourth consecutive year.

Central European and Latin American markets made particularly substantial gains during 2004. Among the emerging European markets, the Czech Republic and Poland were bolstered by robust economic growth and optimism about future growth following these countries' accession to the European Union.The setting of dates for negotiations concerning Turkey's accession to the EU led to that market's strong gains in the fourth quarter. Turkey's stock market was also boosted by particularly strong economic growth, low inflation and improving consumption in the country. In addition, earnings growth for many Turkish companies kept pace with the country's economic progress. Latin America, meanwhile, was driven by the strong performance of Brazil, Mexico and Colombia as those markets benefited from strength in their economies. The export-led recovery in Brazil was particularly important to that market's gains, while reform and strong demand for natural resources helped make Colombia one of the world's top-performing equity markets in 2004.

In stark comparison to these strong performers was Russia, which was among the weakest emerging markets during 2004. Its stock market was particularly hurt when the Russian government took over the assets of the oil company Yukos, which raised doubts about property rights and political stability in the country. Elsewhere, the stock markets of Taiwan and South Korea suffered due to concerns about a slowdown in China's economy and generally weak demand for technology products worldwide.

American Opportunities Portfolio

For the 12-month period ended December 31, 2004, American Opportunities Portfolio Class X shares produced a total return of 8.29(1) percent versus 6.30 percent for the Russell 1000 Growth Index and 10.88 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 7.96(1) percent.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The largest contributors to the Portfolio's performance were positions in the health care, energy and consumer discretionary sectors. Within the health care sector, the Portfolio benefited primarily from underweighting large-cap pharmaceutical stocks relative to the Russell 1000 Growth Index and from overweighting health care management services and medical supplies stocks. Stock selection within the biotechnology sector was also positive for the Portfolio's relative performance.

[CHART]

GROWTH OF $10,000: AMERICAN OPPORTUNITIES -- CLASS X
($ in Thousands)

                    CLASS X       RUSSELL 1000 GROWTH (3)  S&P 500(4)
Dec-1994          $    10,000           $   10,000         $   10,000
Dec-1995          $    13,895           $   13,718         $   13,758
Dec-1996          $    15,694           $   16,889         $   16,915
Dec-1997          $    20,705           $   22,039         $   22,559
Dec-1998          $    27,078           $   30,569         $   29,004
Dec-1999          $    42,190           $   40,706         $   35,107
Dec-2000          $    40,326           $   31,577         $   31,907
Dec-2001          $    28,442           $   25,128         $   28,118
Dec-2002          $    22,310           $   18,122         $   21,907
Dec-2003          $    26,899           $   23,513         $   28,191
Dec-2004          $    29,130(2)        $   24,994         $   31,259

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2004

               1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                              11/9/94
     Class X     8.29%(1)     (7.14)%(1)     11.28%(1)         11.19%(1)
                                                              7/24/00
     Class Y     7.96%(1)        --             --            (8.24)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2004 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's benchmark was changed from the S&P 500 to the Russell 1000 Growth Index to more accurately reflect the Portfolio's investable universe.
(4) The Standard and Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Within the energy sector, the Portfolio gained from its emphasis on the coal and oil services industries. The coal industry benefited indirectly from high natural gas prices and strong demand for coking coal. Within the consumer discretionary sector, overweightings in stocks of education services and internet providers further boosted the Portfolio, as did stock selection in the retail sector.

Other positions were detrimental to the Portfolio's performance in 2004. The most significant detractor was the Portfolio's stock selection within the materials and processing sector, largely because of the Portfolio's overexposure to copper stocks. We also sold these stocks at a relatively inopportune time, causing the Portfolio to miss out on their subsequent recovery.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

Balanced Growth Portfolio

For the 12-month period ended December 31, 2004, Balanced Growth Portfolio's Class X Shares posted a total return of 10.93(1) percent compared to 16.49 percent for the Russell 1000 Value Index and 4.34 percent for the Lehman Brothers U.S. Aggregate Bond Index. For the same period, the Portfolio's Class Y shares returned 10.68(1) percent.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT

[CHART]

GROWTH OF $10,000 BALANCED GROWTH -- CLASS X
($ in Thousands)

                    CLASS X       RUSSELL 1000 VALUE(3)  LEHMAN AGGREGATE(4)
Dec-1994          $    10,000          $    10,000          $    10,000
Dec-1995          $    12,286          $    13,836          $    11,847
Dec-1996          $    13,950          $    16,830          $    12,278
Dec-1997          $    16,443          $    22,751          $    13,463
Dec-1998          $    18,813          $    26,307          $    14,632
Dec-1999          $    19,475          $    28,240          $    14,512
Dec-2000          $    20,715          $    30,221          $    16,199
Dec-2001          $    20,965          $    28,532          $    17,567
Dec-2002          $    18,556          $    24,103          $    19,369
Dec-2003          $    22,238          $    31,341          $    20,164
Dec-2004          $    24,668(2)       $    36,510          $    21,038

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2004

               1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                              11/9/94
     Class X    10.93%(1)      4.84%(1)       9.45%(1)          9.37%(1)

                                                              7/24/00
     Class Y    10.68%(1)        --             --              6.14%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2004 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price -to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(4) The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio's blend of equity and bond securities led it to underperform its equity benchmark -- the Russell 1000 Value Index -- while outperforming the Lehman Brothers U.S. Aggregate Bond Index. Within its equity holdings, the Portfolio's overweighting in pharmaceutical makers such as Bristol-Myers Squibb was especially detrimental. The industry faced a number of challenges in 2004, including a dearth of new drugs in its pipelines, the possibility of drug reimportation from Canada and other countries, and high-profile withdrawals of best-selling drugs such as Vioxx. The Portfolio's slight overweighting in technology stocks relative to the Russell 1000 Value Index was also a disadvantage as the sector grappled with generally weak sales.

Stock selection within individual sectors was another reason why the Portfolio underperformed the Russell 1000 Value Index. In retrospect, the Portfolio had too little exposure to technology hardware and equipment makers and too much exposure to the semiconductor industry in 2004. Chip-maker Intel was one of our weakest holdings as it suffered from the general lack of spending on technology. In the consumer staples sector, Coca-Cola was another notable underperformer due to weak sales.

On a more positive note, many of the Portfolio's holdings in the telecommunication services, energy and industrials sectors generated strong gains. Stock selection in the telecommunications services area was particularly helpful. Our shares of Sprint performed especially well late in 2004 after the company announced that it planned to merge with Nextel. The Portfolio's overweighting in the energy sector relative to the Russell 1000 Value Index was also rewarding as the rising price of oil benefited many energy stocks. Valero Energy performed well as the company benefited from improving refining margins during the period. Within the industrials sector, the Portfolio was helped by its positions in transportation stocks such as railroad company Norfolk Southern, which benefited greatly from improving economic conditions that led to increasing demand for the transportation of goods. Investors also looked favorably upon the efforts of the company's management team to contain the added costs resulting from higher energy prices.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

Capital Opportunities Portfolio

For the 12-month period ended December 31, 2004, Capital Opportunities Portfolio Class X shares produced a total return of 22.59(1) percent, versus 6.93 percent for the Russell 3000 Growth Index, 16.48 percent for the S&P MidCap 400 Index and 11.26 percent for the Lipper Multi-Cap Growth Fund's Index. For the same period, the Portfolio's Class Y shares returned 22.41(1) percent.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Stock selection was the primary driver of the Portfolio's outperformance in 2004. Sector allocations added to relative performance as well. Stock selection was favorable across most sectors with the exception of utilities and materials and processing. Selection was strongest in the health care sector, followed by technology, consumer discretionary and energy. From a sector allocation perspective, overweight positions in consumer

[CHART]

GROWTH OF $10,000: CAPITAL OPPORTUNITIES -- CLASS X
($ in Thousands)

                    CLASS X       RUSSELL 3000 GROWTH(3)  S&P MIDCAP 400(4)   LIPPER(5)
Jan-1997          $    10,000          $    10,000           $    10,000     $    10,000
Mar-1997          $     9,400          $     9,390           $     9,719     $     9,211
Jun-1997          $    10,361          $    11,155           $    11,147     $    10,696
Sep-1997          $    11,739          $    12,094           $    12,939     $    12,080
Dec-1997          $    11,584          $    12,154           $    13,047     $    11,718
Mar-1998          $    12,737          $    13,957           $    14,484     $    13,370
Jun-1998          $    12,679          $    14,456           $    14,174     $    13,680
Sep-1998          $     9,875          $    12,973           $    12,123     $    11,660
Dec-1998          $    12,241          $    16,410           $    15,541     $    14,623
Mar-1999          $    12,861          $    17,355           $    14,549     $    15,551
Jun-1999          $    13,961          $    18,153           $    16,609     $    16,713
Sep-1999          $    14,687          $    17,470           $    15,214     $    16,081
Dec-1999          $    23,516          $    21,961           $    17,829     $    21,402
Mar-2000          $    27,532          $    23,563           $    20,091     $    24,475
Jun-2000          $    25,866          $    22,848           $    19,429     $    22,985
Sep-2000          $    27,194          $    21,640           $    21,789     $    23,175
Dec-2000          $    17,034          $    17,038           $    20,950     $    18,822
Mar-2001          $    10,935          $    13,545           $    18,693     $    14,636
Jun-2001          $    13,315          $    14,781           $    21,153     $    16,094
Sep-2001          $     7,847          $    11,823           $    17,649     $    11,806
Dec-2001          $    10,836          $    13,694           $    20,824     $    14,087
Mar-2002          $    10,149          $    13,346           $    22,224     $    13,604
Jun-2002          $     7,316          $    10,881           $    20,155     $    11,250
Sep-2002          $     5,988          $     9,195           $    16,820     $     9,332
Dec-2002          $     6,087          $     9,855           $    17,802     $     9,885
Mar-2003          $     6,110          $     9,732           $    17,012     $     9,809
Jun-2003          $     7,161          $    11,184           $    20,011     $    11,431
Sep-2003          $     7,726          $    11,673           $    21,330     $    12,020
Dec-2003          $     8,622          $    12,907           $    24,142     $    13,383
Mar-2004          $     9,175          $    13,055           $    25,365     $    13,856
Jun-2004          $     9,419          $    13,289           $    25,611     $    14,001
Sep-2004          $     9,419          $    12,586           $    25,073     $    13,324
Dec-2004          $    10,570(2)       $    13,801           $    28,122     $    14,891

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2004

               1 YEAR       5 YEARS       SINCE INCEPTION
                                               1/21/97
     Class X    22.59%(1)    (14.78)%(1)         0.70%(1)

                                               7/24/00
     Class Y    22.41%(1)        --           (19.19)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2004 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's benchmark was changed from the S&P 400 to the Russell 3000 Growth Index to more accurately reflect the Portfolio's investable universe.
(4) The Standard and Poor's MidCap 400 Index (S&P 400) is a market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(5) The Lipper Multi-Cap Growth Fund's Index tracks the performance of the 30 largest Multi-Cap Growth open-end mutual funds, as categorized by Lipper, Inc. Funds in this category, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Index does not include any fees or charges. The Index is unmanaged and should not be considered an investment.

discretionary, energy, materials and processing and utilities added significantly to relative return, as did underweight allocations to technology and health care. Underweighted positions in producer durables and auto & transportation detracted.

Among the Portfolio's largest holdings, individual contributors to relative return included Ultra Petroleum in the energy sector; Station Casinos and Royal Caribbean Cruises, Wynn Resorts and GTECH Holdings in the consumer discretionary sector; QUALCOMM in the technology sector; and Crown Castle International in the producer durables sector. Univision Communications, a Spanish language broadcast company, was a significant detractor among the Portfolio's largest positions as was Newmont Mining in the materials & processing sector.

Ultra Petroleum continued to benefit from strong production and reserve growth in its Wyoming operation and high energy prices. Station Casinos has benefited from continued local population growth in Las Vegas, from further expansion of California's gambling industry and partnerships with Native American tribes. Royal Caribbean Cruises has enjoyed steady bookings in an improved leisure travel market. Investors responded favorably to Wynn Resorts' common stock offering with the proceeds to be used for debt retirement and to finance the company's casino resort in China's Macau region. GTECH Holdings, a lottery system provider, continues to add new contracts in the U.S. and abroad. QUALCOMM stayed on an upward trend through most of the year, benefiting from the continuing growth of wireless products utilizing the company's patented CDMA technology. Crown Castle International, a wireless tower operator, sold its U.K. subsidiary for $2 billion in August 2004. Crown will use these proceeds to reduce debt and to finance selective opportunities in the U.S. tower market.

Univision, a Spanish language radio & television broadcast company, declined after the company's forward earnings guidance fell short of analyst expectations. Newmont Mining had benefited from higher gold prices for the majority of the year, however, allegations of pollution in its Indonesian mines had an adverse impact.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

Developing Growth Portfolio

For the 12-month period ended December 31, 2004, Developing Growth Portfolio Class X shares produced a total return of 22.31(1) percent versus 15.48 percent for the Russell Midcap Growth Index. For the same period, the Portfolio's Class Y shares returned 21.95(1) percent.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio's outperformance in 2004 was driven largely by stock selection in a number of sectors, though several sector allocations also played a role. Stock selection in the technology sector was particularly beneficial. One strong holding there was the software provider Adobe Systems, which benefited from better-than-expected sales of its Creative Suite and Acrobat product lines. Stock selection in, and a general overweighting to, the energy sector also drove the Portfolio's outperformance. Among energy holdings, Ultra Petroleum continued to benefit from strong production and expanding reserves in its Wyoming operation. High energy prices also helped to boost its earnings.

[CHART]

GROWTH OF $10,000: DEVELOPING GROWTH -- CLASS X
($ in Thousands)

                    CLASS X       RUSSELL MIDCAP GROWTH(3)
Dec-1994          $    10,000          $    10,000
Dec-1995          $    15,126          $    13,398
Dec-1996          $    17,085          $    15,739
Dec-1997          $    19,437          $    19,287
Dec-1998          $    21,194          $    22,733
Dec-1999          $    40,803          $    34,393
Dec-2000          $    31,986          $    30,352
Dec-2001          $    23,832          $    24,236
Dec-2002          $    17,223          $    17,594
Dec-2003          $    24,354          $    25,109
Dec-2004          $    29,787(2)       $    28,995

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2004

               1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                              11/9/94
     Class X    22.31%(1)     (6.10)%(1)     11.53%(1)         11.53%(1)

                                                              7/24/00
     Class Y    21.95%(1)        --             --            (4.87)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2004 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Stock selection in the consumer discretionary, financial and producer durables sectors was also beneficial to the Portfolio. Royal Caribbean Cruises, Station Casinos, Wynn Resorts and GTECH Holdings were among the consumer discretionary stocks that were positive contributors, while an overweighted position in the sector also boosted return. Shares of Royal Caribbean benefited from an improved outlook for leisure travel. Investors responded favorably to Wynn Resorts' common stock offering with the proceeds to be used for debt retirement and to finance the company's casino resort in China's Macau region. Shares of Station Casinos rose on expectations of continued growth in the company's Las Vegas operations, further expansion in California's gambling industry and excitement about the company's new partnerships with Native American tribes. In the financials sector, the Portfolio benefited from its positioning in the diversified financial services, property & casualty insurance, and securities brokerage & services industries. Among producer durables stocks, the Portfolio was helped in particular by Crown Castle International, a wireless tower operator that successfully sold its U.K. subsidiary for $2 billion in August 2004. Crown will use these proceeds to reduce debt and to finance selective opportunities in the U.S. tower market.

The strength of these positions was slightly offset by weakness in other areas. A number of holdings in the cable television & radio, electrical utilities and telecommunications industries were particularly weak. One such underperformer was NTL, which came under pressure after the company announced its intentions to sell its U.K. broadcast business and focus on its core cable and broadband businesses. Spanish language radio and TV network Univision was another underperformer. Its shares declined sharply in November when the company's forward earnings guidance fell short of analyst expectations. The Portfolio's underweighted positions in both the financial and consumer staples sectors relative to the Russell Midcap Growth Index were also modest detractors for the year.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

Dividend Growth Portfolio

For the 12-month period ended December 31, 2004, Dividend Growth Portfolio Class X shares produced a total return of 8.29(1) percent versus 10.88 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 8.03(1) percent.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio's underperformance relative to the S&P 500 Index for the period was driven largely by stock selection. The largest detractor from performance was the Portfolio's stock selection within industrials, although an overweighted position in the sector relative to the S&P 500 Index partially mitigated the negative effect of a number of individual securities. Within the sector, Caterpillar and 3M detracted most from returns. Stock selection within the health care sector also hurt relative returns, although our underweighted position in the sector was positive and slightly offset the detrimental effect of stock selection. Within that sector, large pharmaceutical companies Pfizer and Bristol-Myers Squibb served as a drag on performance. Within consumer staples, the

[CHART]

GROWTH OF $10,000: DIVIDEND GROWTH -- CLASS X
($ in Thousands)

                    CLASS X        S&P 500(3)
Dec-1994          $    10,000     $    10,000
Dec-1995          $    14,013     $    13,758
Dec-1996          $    17,445     $    16,915
Dec-1997          $    22,003     $    22,559
Dec-1998          $    26,343     $    29,004
Dec-1999          $    26,482     $    35,107
Dec-2000          $    27,901     $    31,907
Dec-2001          $    26,382     $    28,118
Dec-2002          $    21,654     $    21,907
Dec-2003          $    27,659     $    28,191
Dec-2004          $    29,950(2)  $    31,259

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2004

               1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                              11/9/94
     Class X     8.29%(1)      2.49%(1)      11.59%(1)         11.41%(1)

                                                              7/24/00
     Class Y     8.03%(1)        --             --              4.22%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2004 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Portfolio was hurt further by the weak performance of Coca-Cola and Altria Group. Stock selection in the materials sector also hampered relative performance, as weakness in Alcoa shares had the most significant negative impact.

Other security holdings and sector allocations benefited performance. Stock selection was favorable within the consumer discretionary sector, as the Portfolio benefited from the strong contributions made by retailers Target and Home Depot. Within utilities, a relatively small sector, Exelon was a standout performer for the period. Performance also benefited from an overweighted position in the energy sector as energy stocks rose strongly due to high oil prices and continuing signs of economic growth. An underweighted position in information technology relative to the S&P 500 Index further helped performance as the sector underperformed for the period after making strong gains in 2003.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

Equally-Weighted S&P 500 Portfolio

For the 12-month period ended December 31, 2004, Equally-Weighted S&P 500 Portfolio Class X shares produced a total return of 16.65(1) percent, versus
18.09 percent for the S&P 500 Equal Weight Index and 10.88 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 16.33(1) percent.

[CHART]

GROWTH OF $10,000: EQUALLY-WEIGHTED S&P 500 -- CLASS X
($ in Thousands)

                    CLASS X        S&P EWI(3)       S&P 500(4)
Dec-1994          $    10,000     $    10,000      $    10,000
Dec-1995          $    12,714     $    13,203      $    13,758
Dec-1996          $    14,975     $    15,715      $    16,915
Dec-1997          $    18,886     $    20,279      $    22,559
Dec-1998          $    21,189     $    22,751      $    29,004
Dec-1999          $    23,763     $    25,487      $    35,107
Dec-2000          $    26,610     $    27,943      $    31,907
Dec-2001          $    26,123     $    27,835      $    28,118
Dec-2002          $    21,951     $    22,774      $    21,907
Dec-2003          $    30,105     $    31,795      $    28,191
Dec-2004          $    35,116(2)  $    37,548      $    31,259

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2004

               1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                             11/9/94
     Class X    16.65%(1)      8.12%(1)      13.38%(1)        13.10%(1)

                                                             7/24/00
     Class Y    16.33%(1)        --             --             8.65%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2004 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Equal Weight Index (S&P EWI) is the equal-weighted version of the widely regarded S&P 500 Index, which measures 500 leading companies in leading U.S. industries. The S&P EWI has the same constituents as the capitalization weighted S&P 500 Index, but each company in the S&P EWI is allocated a fixed weight, rebalancing quarterly. Indexes are unmanaged and their returns do not include any expenses, sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's benchmark was changed from the S&P 500 to the S&P EWI to more accurately reflect the Portfolio's investable universe.
(4) The Standard and Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

While all 10 sectors in the S&P 500 posted gains in 2004, some sectors considerably outperformed others. The best-performing sectors for the 12-month period were energy and telecommunications. Energy stocks benefited from the rise in oil prices and higher returns for drilling, while the telecom sector was boosted by the consolidation of Sprint and Nextel, among other factors. The worst-performing sector for the period was technology, as many technology companies were hurt by weak spending and disappointing orders.

Although the Portfolio underperformed its primary benchmark, the S&P 500 Equal Weight Index, the Portfolio's "capitalization-neutral" or "equally weighted" strategy allowed it to outperform the S&P 500 Index. This policy dictates that each stock in the S&P 500 Index be weighted equally, rather than according to its market capitalization. In other words, the Portfolio initially invests the same percentage of assets in the smallest-cap stock in the S&P 500 as it does in the largest-cap stock in the Index.

As a result, much of Portfolio's positive performance was driven by the strong showings of numerous smaller-cap names in the Index. These included energy stocks such as Amerada Hess and Transocean, which were helped greatly by rising oil prices and higher profits from oil drilling. Shares of Starbucks also performed well as the company opened new stores and met sales expectations. In the technology sector, Apple was another standout, thanks largely to strong sales of iPods. Other technology-related stocks that performed well included Texas Instruments and Autodesk, which appreciated after the company executed a share buyback that was well received by investors. AT&T Wireless, Sprint PCS, Goodyear Tire and Nucor Steel also helped the Portfolio excel in 2004.

A number of other positions were less positive for the Portfolio during the year. Technology holdings that were hurt because of weak spending included both PMC Sierra and Cienna, which suffered due to a revenue shortfall and earnings disappointments. In the healthcare sector, shares of Chiron fell sharply after regulators forced the company to close its flu-vaccine plant in the United Kingdom. The Portfolio also included underperformers in more prosaic industries, such as grocery-store operator Winn-Dixie.

THE INVESTMENT PERFORMANCE OF THE S&P 500 EQUAL WEIGHT INDEX DOES NOT INCLUDE THE IMPACT OF ANY EXPENSES, SALES CHARGES OR FEES. INDEXES ARE UNMANAGED AND SUCH COSTS WOULD LOWER PERFORMANCE. AS A RESULT, THE PORTFOLIO'S PERFORMANCE WILL NOT EXACTLY TRACK THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

Flexible Income Portfolio

For the 12-month period ended December 31, 2004, Flexible Income Portfolio's Class X Shares posted a total return of 7.00(1) percent compared to 3.04 percent for the Lehman Brothers Intermediate U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned 6.61(1) percent.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio remained diversified across investment grade and high yield corporate bonds, emerging markets debt and mortgage-backed securities (MBS). This approach gave the Portfolio exposure to some of the best-performing segments of the bond market during the period. As was the case for its emerging markets holdings, the Portfolio's high yield component emphasized medium- and lower-quality issues. These positions benefited from the market's general preference for their attractive yields, and supported the Portfolio's outperformance of its benchmark. The Portfolio also benefited from key exposures in the gaming & lodging, energy and utilities sectors, all of which gained on improved earnings and reduced debt ratios.

[CHART]

GROWTH OF $10,000: FLEXIBLE INCOME -- CLASS X
($ in Thousands)

                    CLASS X        LEHMAN(3)
Dec-1994          $    10,000     $    10,000
Dec-1995          $    10,696     $    11,533
Dec-1996          $    11,717     $    12,000
Dec-1997          $    12,692     $    12,944
Dec-1998          $    13,227     $    14,037
Dec-1999          $    12,985     $    14,091
Dec-2000          $    12,369     $    15,516
Dec-2001          $    11,866     $    16,907
Dec-2002          $    12,895     $    18,570
Dec-2003          $    14,642     $    19,370
Dec-2004          $    15,667(2)  $    19,959

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2004

               1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                             11/9/94
     Class X     7.00%(1)      3.83%(1)       4.59%(1)         4.60%(1)

                                                             7/24/00
     Class Y     6.61%(1)        --             --             4.07%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2004 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

The Portfolio's positioning in the MBS sector was also advantageous. Our strategy during the year was to emphasize higher-coupon MBS in the Portfolio. These securities did not benefit as much as lower-coupon issues due to the market's concerns that lower-coupon securities would continue to suffer from a decline in prepayments triggered by low interest rates. By the end of the fourth quarter, we began taking profits in these positions in order to redeploy the proceeds into securities with more compelling total return potential.

The Portfolio's interest rate exposure was more of a disappointment during the period. While our analysis was correct in indicating that interest rates were likely to move upward in 2004, that upward movement was largely limited to shorter-maturity securities. As a result, the Portfolio's strategy of keeping its duration* below that of its benchmark served to limit its exposure to the ongoing gains of longer-maturity securities.

* A MEASURE OF THE SENSITIVITY OF A BOND'S PRICE TO CHANGES IN INTEREST RATES, EXPRESSED IN YEARS. EACH YEAR OF DURATION REPRESENTS AN EXPECTED 1 PERCENT CHANGE IN THE PRICE OF A BOND FOR EVERY 1 PERCENT CHANGE IN INTEREST RATES. THE LONGER A BOND'S DURATION, THE GREATER THE EFFECT OF INTEREST-RATE MOVEMENTS ON ITS PRICE. TYPICALLY, FUNDS WITH SHORTER DURATIONS PERFORM BETTER IN RISING-INTEREST-RATE ENVIRONMENTS, WHILE FUNDS WITH LONGER DURATIONS PERFORM BETTER WHEN RATES DECLINE.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

Global Equity Portfolio

For the 12-month period ended December 31, 2004, Global Equity Portfolio Class X shares produced a total return of 8.17(1) percent versus 14.72 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned 7.89(1) percent

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio's underperformance relative to its benchmark -- the MSCI World Index -- in 2004 resulted from a number of specific sector and country allocations. Shares in the utilities sector performed better than would be expected in a period of rising interest rates, making the Portfolio's underweighting there relative to the MSCI World Index a disadvantage. A large allocation to the pharmaceutical sector also held back the Portfolio's returns, as the earnings of many drug makers fell short of overly optimistic outlooks. Furthermore, Merck's withdrawal of the blockbuster drug Vioxx

[CHART]

GROWTH OF $10,000: GLOBAL EQUITY -- CLASS X
($ in Thousands)

                    CLASS X       MSCI WORLD INDEX(3)
Dec-1994          $    10,000        $    10,000
Dec-1995          $    11,376        $    12,072
Dec-1996          $    12,677        $    13,699
Dec-1997          $    13,775        $    15,859
Dec-1998          $    15,857        $    19,718
Dec-1999          $    21,270        $    24,635
Dec-2000          $    20,009        $    21,388
Dec-2001          $    16,563        $    17,790
Dec-2002          $    13,686        $    14,252
Dec-2003          $    18,437        $    18,971
Dec-2004          $    19,943(2)     $    21,764

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2004

               1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                            11/9/94
     Class X     8.17%(1)     (1.28)%(1)      7.15%(1)        7.01%(1)

                                                            7/24/00
     Class Y     7.89%(1)        --             --          (2.28)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2004 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an Index.

not only drove down its shares but also cast a shadow over makers of similar drugs. Pfizer, maker of Celebrex, was another notable underperformer. The Portfolio's overweighting in consumer staples relative to the MSCI World Index was also detrimental. Coca-Cola, for example, suffered over the period because its sales were weak, while Unilever was hurt by poor earnings momentum and rising commodities prices.

In addition to these sector allocations, underweightings in the United Kingdom and Australia relative to the MSCI World Index contributed to the Portfolio's underperformance. The Portfolio underweighted both markets because of concerns over the potential effects of tighter interest rate policy. In the case of the U.K., however, the market performed surprisingly well as higher interest rates did not dampen consumption or derail the housing market. Returns there were also supported by several mergers and takeovers. Australia's equity market also posted a better-than-expected performance, supported by firm commodity prices.

Although these sector and country allocations ultimately led the Portfolio to underperform its benchmark, other holdings had a more positive influence. One such advantage was an overweighting relative to the MSCI World Index in Japan, and particularly to banks in that market. Many Japanese companies posted surprisingly strong earnings during the period. Investors also reacted positively as loan loss write-offs in the banking sector began to ebb. Auto makers were another area of the Japanese market that fared well over the reporting period. Among the Portfolio's holdings, Toyota has taken market share from U.S. competitors and has successfully introduced new models. Another positive was the Portfolio's strong allocation to energy stocks like Suncor and Exxon Mobil, which benefited from rising oil prices.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

Growth Portfolio

For the 12-month period ended December 31, 2004, Growth Portfolio Class X shares produced a total return of 7.64(1) percent, versus 6.30 for the Russell 1000 Growth Index and 10.88 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 7.38(1) percent.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio's performance during 2004 was driven by a number of key factors. The Portfolio's stock selection in the technology sector was quite strong overall, with large positions in both Microsoft and QUALCOMM helping to boost returns. However, an overweighted position in this underperforming sector relative to the Russell 1000 Growth Index proved a hindrance. Cisco Systems also hampered returns, as shares of the company suffered from a weak growth outlook due to lackluster technology spending in 2004. A lack of

[CHART]

GROWTH OF $10,000: GROWTH -- CLASS X
($ in Thousands)

                    CLASS X      RUSSELL 1000 GROWTH(3)    S&P 500(4)
Dec-1994          $    10,000         $    10,000          $    10,000
Dec-1995          $    11,329         $    13,718          $    13,758
Dec-1996          $    13,998         $    16,889          $    16,915
Dec-1997          $    17,227         $    22,039          $    22,559
Dec-1998          $    19,505         $    30,569          $    29,004
Dec-1999          $    27,133         $    40,706          $    35,107
Dec-2000          $    23,963         $    31,577          $    31,907
Dec-2001          $    20,313         $    25,128          $    28,118
Dec-2002          $    14,658         $    18,122          $    21,907
Dec-2003          $    18,601         $    23,513          $    28,191
Dec-2004          $    20,022(2)      $    24,994          $    31,259

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2004

               1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                             11/9/94
     Class X     7.64%(1)     (5.90)%(1)      7.19%(1)         7.15%(1)

                                                             7/24/00
     Class Y     7.38%(1)        --             --           (8.58)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2004 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's benchmark was changed from the S&P 500 to the Russell 1000 Growth Index to more accurately reflect the Portfolio's investable universe.
(4) The Standard and Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

exposure to the banking industry further hurt the Portfolio, as did stock selection within the rest of the financial sector. Citigroup lagged the sector because of concerns about higher interest rates, news of an SEC accounting probe, and costs related to its involvement in high-profile corporate scandals.

A number of other positions further hindered the Portfolio. Its lack of exposure to both utilities and integrated oil companies detracted from its relative performance, as did stock selection among producer durables. While the Portfolio benefited from an underweighting in the struggling consumer staples sector, its returns were hurt by the weakness of individual stocks, such as soft-drink companies, that the Portfolio continued to hold in that area. Selection of companies within the health care sector had a positive impact on the Portfolio for 2004. The Portfolio benefited from its positioning in health care management services and medical and dental instruments & supplies companies. Biotechnology stocks were a minor drag on the Portfolio's performance. So was pharmaceutical giant Pfizer, which fell in 2004 due to concerns about competition from generic drugs and other new products. The stock suffered further late in the year by the release of unfavorable clinical data on Celebrex. Another key holding was Johnson & Johnson. The acquisition of Guidant further strengthens Johnson & Johnson's position in medical devices.

The Portfolio's overweighting in the consumer discretionary sector, one of the market's strongest areas in 2004, was a plus. A range of holdings in that somewhat eclectic sector performed well, in industries ranging from communications and media to consumer electronics to lodging and leisure. eBay and Yahoo!, two of the Portfolio's largest holdings in 2004, were notable standouts. During the period eBay launched its PayPal services on eBay France, completed an acquisition of India's largest on-line marketplace, and launched service in the Philippines. Yahoo! benefited from strong earnings and a favorable outlook for internet advertising.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

Money Market Portfolio

AN INVESTMENT IN A MONEY MARKET IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN SUCH FUNDS.

As of December 31, 2004, Money Market Portfolio had net assets of more than $101 million with an average portfolio maturity of 40 days. For the seven-day period ended December 31, 2004, the Portfolio's Class X shares provided an effective annualized yield of 1.68 percent and a current yield of 1.66 percent, while its 30-day moving average yield for December was 1.62 percent. For the 12-month period ended December 31, 2004, the Portfolio's Class X shares returned 0.86 percent.

For the seven-day period ended December 31, 2004, the Portfolio's Class Y shares provided an effective annualized yield of 1.42 percent and a current yield of
1.41 percent, while its 30-day moving average yield for December was 1.37 percent. For the year ended December 31, 2004 the Portfolio's Class Y shares provided a total return of 0.61 percent.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Our strategy in managing the Portfolio remained consistent with our long-term focus on maintaining preservation of capital and liquidity. We adhered to a conservative approach in managing the Portfolio that emphasized purchasing high-quality money market obligations and avoided the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. On December 31, 2004, approximately 79 percent of the Portfolio was invested in high-quality commercial paper, 12 percent in federal agency obligations and the remaining 9 percent in certificates of deposit and short-term bank notes issued by financially strong commercial banks. At the end of the fiscal period, approximately 97 percent of the Portfolio's holdings were due to mature in less than four months.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

Utilities Portfolio

For the 12-month period ended December 31, 2004, Utilities Portfolio's Class X shares produced a total return on 24.44(1) percent, versus 10.88 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 24.15(1) percent.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURN FIGURES ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE IMPACT OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio's outperformance relative to the broad market in 2004 was due largely to the very strong returns of holdings in the electric utility and natural gas industries. Our underlying strategy for allocating the Portfolio's assets is to maintain diversified and strategically balanced exposure to the electric utility, natural gas and telecommunications industries. On a tactical basis, we adjust the Portfolio's exposure to these areas if we believe market conditions warrant. During 2004, for example, the Portfolio had a relatively heavy weighting in shares of electric companies.

[CHART]

GROWTH OF $10,000: UTILITIES -- CLASS X
($ in Thousands)

                    CLASS X       S&P 500(3)
Dec-1994          $    10,000    $    10,000
Dec-1995          $    12,805    $    13,758
Dec-1996          $    13,890    $    16,915
Dec-1997          $    17,565    $    22,559
Dec-1998          $    21,469    $    29,004
Dec-1999          $    30,854    $    35,107
Dec-2000          $    30,265    $    31,907
Dec-2001          $    22,545    $    28,118
Dec-2002          $    17,953    $    21,907
Dec-2003          $    21,628    $    28,191
Dec-2004          $    26,914(2) $    31,259

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

              Average Annual Total Returns as of December 31, 2004

               1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                             11/9/94
     Class X    24.44%(1)     (2.70)%(1)     10.41%(1)        10.32%(1)

                                                             7/24/00
     Class Y    24.15%(1)        --             --           (4.46)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Ending value on December 31, 2004 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

This allocation proved beneficial. Electric stocks performed strongly as interest rates remained low and the industry's fundamentals improved. Improving conditions in the natural-gas industry also helped to lift the Portfolio's shares in that area of the market. Higher natural gas prices buoyed many stocks in the industry, particularly those of companies involved in exploring for and producing natural gas (rather than merely distributing it).

The Portfolio's gains in the electric and natural-gas sectors during 2004 were partially offset by the poor performance of several telecommunications holdings. Although we trimmed the Portfolio's weighting to the telecommunications sector and redistributed those assets during the year, continuing exposure to the Regional Bells, selective independent telephone companies and equipment providers moderated the Portfolio's gains.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,


/s/Charles A. Fiumefreddo                         /s/Mitchell M. Merin

Charles A. Fiumefreddo                            Mitchell M. Merin
CHAIRMAN OF THE BOARD                             PRESIDENT


Proxy Voting Policies and Procedures

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31 is available without charge, upon request, by calling
(800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Morgan Stanley Select Dimensions Investment Series
EXPENSE EXAMPLE - DECEMBER 31, 2004

As a shareholder of the Fund, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/04-12/31/04.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

MONEY MARKET

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (0.59% return)                                $  1,000.00       $  1,005.90       $  2.77
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,022.37       $  2.80

CLASS Y
Actual (0.46% return)                                $  1,000.00       $  1,004.60       $  4.03
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,021.11       $  4.06

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.55% AND 0.80% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

FLEXIBLE INCOME

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (6.96% return)                                $  1,000.00       $  1,069.60       $  3.54
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,021.72       $  3.46

CLASS Y
Actual (6.70% return)                                $  1,000.00       $  1,067.00       $  4.83
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,020.46       $  4.72

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.68% AND 0.93% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

BALANCED GROWTH

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (8.56% return)                                $  1,000.00       $  1,085.60       $  3.62
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,021.67       $  3.51

CLASS Y
Actual (8.44% return)                                $  1,000.00       $  1,084.40       $  4.93
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,020.41       $  4.77

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.69% AND 0.94% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

UTILITIES

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (18.15% return)                               $  1,000.00       $  1,181.50       $  3.89
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,021.57       $  3.61

CLASS Y
Actual (18.02% return)                               $  1,000.00       $  1,180.20       $  5.26
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,020.31       $  4.88

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.71% AND 0.96% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

DIVIDEND GROWTH

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (6.06% return)                                $  1,000.00       $  1,060.60       $  3.21
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,022.02       $  3.15

CLASS Y
Actual (5.94% return)                                $  1,000.00       $  1,059.40       $  4.50
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,020.76       $  4.42

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.62% AND 0.87% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

EQUALLY-WEIGHTED S&P 500

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (10.09% return)                               $  1,000.00       $  1,100.90       $  2.43
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,022.82       $  2.34

CLASS Y
Actual (9.98% return)                                $  1,000.00       $  1,099.80       $  3.75
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,021.57       $  3.61

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.46% AND 0.71% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

GROWTH

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (4.90% return)                                $  1,000.00       $  1,049.00       $  4.79
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,020.46       $  4.72

CLASS Y
Actual (4.79% return)                                $  1,000.00       $  1,047.90       $  6.07
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,019.20       $  5.99

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.93% AND 1.18% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

AMERICAN OPPORTUNITIES

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (6.85% return)                                $  1,000.00       $  1,068.50       $  3.48
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,021.77       $  3.40

CLASS Y
Actual (6.66% return)                                $  1,000.00       $  1,066.60       $  4.78
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,020.51       $  4.67

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.67% AND 0.92% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

CAPITAL OPPORTUNITIES

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (12.22% return)                               $  1,000.00       $  1,122.20       $  4.69
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,020.71       $  4.47

CLASS Y
Actual (12.10% return)                               $  1,000.00       $  1,121.00       $  6.02
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,019.46       $  5.74

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.88% AND 1.13% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

GLOBAL EQUITY

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (6.77% return)                                $  1,000.00       $  1,067.70       $  5.77
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,019.56       $  5.63

CLASS Y
Actual (6.60% return)                                $  1,000.00       $  1,066.00       $  7.06
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,018.30       $  6.90

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.11% AND 1.36% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

DEVELOPING GROWTH

                                                       BEGINNING         ENDING        EXPENSES PAID
                                                     ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                   ----------------  ---------------  ---------------
                                                                                         07/01/04 -
                                                       07/01/04          12/31/04         12/31/04
                                                   ----------------  ---------------  ---------------
CLASS X
Actual (12.80% return)                               $  1,000.00       $  1,128.00       $  3.48
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,021.87       $  3.30

CLASS Y
Actual (12.64% return)                               $  1,000.00       $  1,126.40       $  4.81
Hypothetical (5% annual return before expenses)      $  1,000.00       $  1,020.61       $  4.57

----------
  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.65% AND 0.90% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

Money Market
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004

                                                             ANNUALIZED
PRINCIPAL                                                       YIELD
AMOUNT IN                                                     ON DATE OF          MATURITY
THOUSANDS                                                      PURCHASE             DATE                  VALUE
--------------------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER (79.6%)
             ASSET-BACKED - AUTO (9.6%)
$    1,630   DaimlerChrysler Revolving Auto Conduit LLC         2.30%              01/06/05          $     1,629,479
     4,150   FCAR Owner Trust                                2.30 - 2.34      02/02/05 - 02/15/05          4,139,448
     3,950   New Center Asset Trust                          2.15 - 2.38      02/10/05 - 03/30/05          3,934,452
                                                                                                     ---------------
                                                                                                           9,703,379
                                                                                                     ---------------
             ASSET-BACKED - CONSUMER (8.5%)
     3,600   Kitty Hawk Funding Corp. - 144A*                2.18 - 2.20      01/10/05 - 01/18/05          3,597,064
     2,700   Old Line Funding Corp. - 144A*                     2.26               01/11/05                2,698,312
     2,300   Thames Asset Global Securitization - 144A*      2.26 - 2.33      01/12/05 - 02/04/05          2,296,915
                                                                                                     ---------------
                                                                                                           8,592,291
                                                                                                     ---------------
             ASSET-BACKED - CORPORATE (10.1%)
     1,500   Amsterdam Funding Corp. - 144A*                    2.35               01/19/05                1,498,245
     4,500   Atlantis One Funding Corp. - 144A*              2.01 - 2.18      01/11/05 - 02/22/05          4,491,053
     2,250   Eureka Securitization, Inc. - 144A*             2.26 - 2.32      01/20/05 - 02/09/05          2,245,355
     2,000   Moat Funding, LLC - 144A*                          2.25               02/09/05                1,995,147
                                                                                                     ---------------
                                                                                                          10,229,800
                                                                                                     ---------------
             ASSET-BACKED - DIVERSIFIED (3.3%)
     2,500   CRC Funding LLC - 144A*                         2.06 - 2.19      01/07/05 - 01/12/05          2,498,659
       850   Fairway Finance Corp. - 144A*                      2.35               01/05/05                  849,778
                                                                                                     ---------------
                                                                                                           3,348,437
                                                                                                     ---------------
             ASSET-BACKED - MORTGAGES (4.9%)
     5,000   Sydney Capital Corp. - 144A*                    2.12 - 2.45      01/24/05 - 02/18/05          4,988,746
                                                                                                     ---------------
             ASSET-BACKED - SECURITIES (11.8%)
     1,774   Amstel Funding Corp. - 144A*                    2.06 - 2.07      01/18/05 - 02/17/05          1,770,404
     1,500   Clipper Receivables Co., LLC - 144A*               2.35               01/19/05                1,498,245
     4,000   Galaxy Funding Inc. - 144A*                     2.35 - 2.43      02/18/05 - 03/08/05          3,983,570
     4,772   Scaldis Capital LLC - 144A*                     2.17 - 2.43      01/28/05 - 03/01/05          4,758,603
                                                                                                     ---------------
                                                                                                          12,010,822
                                                                                                     ---------------
             FINANCE - CORPORATE (2.0%)
     2,000   CIT Group Inc.                                     2.33               02/07/05                1,995,231
                                                                                                     ---------------
             FINANCIAL CONGLOMERATES (4.9%)
     5,000   General Electric Capital Corp.                  1.79 - 2.07      01/03/05 - 04/14/05          4,982,276
                                                                                                     ---------------
             INTERNATIONAL BANKS (21.7%)
     1,500   ABN AMRO N.A. Finance, Inc.                        2.01               01/24/05                1,498,083
     2,100   ANZ (Del) Inc.                                     2.40               02/14/05                2,093,866
       943   Banque Generale du Luxembourg                   2.19 - 2.40      02/23/05 - 04/01/05            938,456
     2,000   Barclays U.S. Funding Corp.                        2.26%              02/22/05                1,993,500

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                             ANNUALIZED
PRINCIPAL                                                       YIELD
AMOUNT IN                                                     ON DATE OF          MATURITY
THOUSANDS                                                      PURCHASE             DATE                  VALUE
--------------------------------------------------------------------------------------------------------------------
$    3,850   CBA (Delaware) Finance Inc.                     2.31 - 2.38      02/17/05 - 02/22/05    $     3,837,388
     3,600   CDC Commercial Paper Corp. - 144A*              2.29 - 2.36      02/16/05 - 02/23/05          3,588,966
     2,000   KBC Financial Products International
              Ltd. - 144A*                                      2.32               03/02/05                1,992,333
     1,587   HBOS Treasury Services PLC                      2.13 - 2.28           02/01/05                1,583,995
     2,000   Natexis Banques Populaires U.S.
              Finance Co. LLC                                   1.89               01/03/05                1,999,791
     1,200   Nordea North America Inc.                          2.29               02/01/05                1,197,644
       460   Societe General N.A. Inc.                          2.34               02/18/05                  458,571
       850   UniCredit Delaware Inc.                            2.37               01/31/05                  848,328
                                                                                                     ---------------
                                                                                                          22,030,921
                                                                                                     ---------------
             PHARMACEUTICALS (2.8%)
     2,850   GlaxoSmithkline Finance PLC - 144A*                2.39               03/03/05                2,838,507
                                                                                                     ---------------
             TOTAL COMMERCIAL PAPER
              (COST $80,720,410)                                                                          80,720,410
                                                                                                     ---------------

             U.S. GOVERNMENT AGENCIES (12.0%)
     3,100   Federal Home Loan Banks                            2.12               01/14/05                3,097,638
     9,095   Freddie Mac                                     1.82 - 2.55      01/04/05 - 05/17/05          9,059,675
                                                                                                     ---------------
             TOTAL U.S. GOVERNMENT AGENCIES
              (COST $12,157,313)                                                                          12,157,313
                                                                                                     ---------------
             CERTIFICATES OF DEPOSIT (7.0%)
     1,500   First Tennessee Bank, NA                           2.23               01/31/2005              1,500,000
     2,000   Washington Mutual Bank                             2.32               01/13/2005              2,000,000
     3,600   Wells Fargo Bank, NA                            2.05 - 2.42      01/07/05 - 01/27/05          3,600,000
                                                                                                     ---------------
             TOTAL CERTIFICATE OF DEPOSIT
              (COST $7,100,000)                                                                            7,100,000
                                                                                                     ---------------
             BANKER'S ACCEPTANCE (1.5%)
     1,571   J.P. Morgan Chase Bank
              (COST $1,566,742)                              1.90 - 2.54      01/05/05 - 04/14/05          1,566,742
                                                                                                     ---------------
             TOTAL INVESTMENTS
              (COST $101,544,465) (a)                                               100.1%               101,544,465
             LIABILITIES IN EXCESS OF OTHER ASSETS                                   (0.1)                  (131,578)
                                                                                     ----            ---------------
             NET ASSETS                                                             100.0%           $   101,412,887
                                                                                    =====            ===============

----------
   *    Resale is restricted to qualified institutional investors
   (a)  Cost is the same for federal income tax purposes.

                        SEE NOTES TO FINANCIAL STATEMENTS

MATURITY SCHEDULE*

1 - 30 Days               41%
31 - 60 Days              41
61 - 90 Days              12
91 - 120 Days              3
121+ Days                  3
                         ---
                         100%
                         ===

----------
*    AS A PERCENTAGE OF TOTAL MARKET VALUE.

                        SEE NOTES TO FINANCIAL STATEMENTS

Flexible Income
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             GOVERNMENT & CORPORATE BONDS (88.9%)
             FOREIGN (16.2%)
             ARGENTINA (0.5%)
             GOVERNMENT OBLIGATIONS
$      130   Republic of Argentina (c)                             13.969%         04/10/05          $        52,000
        70   Republic of Argentina (c)                             12.125          05/21/05                   20,302
       525   Republic of Argentina (c)                              11.75          04/07/09                  181,125
        35   Republic of Argentina (c)                             11.375          03/15/10                   12,075
        20   Republic of Argentina (c)                              11.75          06/15/15                    6,850
        30   Republic of Argentina (c)                             11.375          01/30/17                   10,350
         5   Republic of Argentina (c)                              12.00          02/01/20                    1,650
       169   Republic of Argentina (c)                               6.00          03/21/23                   96,724
                                                                                                     ---------------
             TOTAL ARGENTINA                                                                                 381,076
                                                                                                     ---------------
             AUSTRALIA (0.3%)
             OTHER METALS/MINERALS (0.0%)
        70   Murrin Murrin Holdings Property Ltd. (c)(h)            9.375          08/31/07                        7
                                                                                                     ---------------
             PROPERTY - CASUALTY INSURANCE (0.3%)
       200   Mantis Reef Ltd. - 144A*                               4.692          11/14/08                  200,759
                                                                                                     ---------------
             TOTAL AUSTRALIA                                                                                 200,766
                                                                                                     ---------------
             AUSTRIA (0.1%)
             PULP & PAPER
        65   Sappi Papier Holding AG - 144A*                         6.75          06/15/12                   72,329
                                                                                                     ---------------
             BELGIUM (0.3%)
             CABLE/SATELLITE TV
       290   Telenet Group Holding NV - 144A*                       11.50@         06/15/14                  221,850
                                                                                                     ---------------
             BRAZIL (1.2%)
             GOVERNMENT OBLIGATIONS
       340   Federal Republic of Brazil                             14.50          10/15/09                  455,056
       323   Federal Republic of Brazil                              8.00          04/15/14                  332,723
        60   Federal Republic of Brazil                             11.00          08/17/40                   71,265
                                                                                                     ---------------
             TOTAL BRAZIL                                                                                    859,044
                                                                                                     ---------------
             CANADA (2.8%)
             BROADCASTING (0.3%)
       187   Canwest Media Inc. - 144A*                              8.00          09/15/12                  201,059
                                                                                                     ---------------
             DRUGSTORE CHAINS (0.3%)
        45   Jean Coutu Group PJC Inc. - 144A*                      7.625          08/01/12                   47,813
       165   Jean Coutu Group PJC Inc. - 144A*                       8.50          08/01/14                  169,950
                                                                                                     ---------------
                                                                                                             217,763
                                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             GOVERNMENT OBLIGATION (1.0%)
CAD    860   Canadian Government Bond                                3.00%         06/01/06          $       718,951
                                                                                                     ---------------
             FOREST PRODUCTS (0.3%)
$       40   Tembec Industries Inc.                                  7.75          03/15/12                   38,900
       175   Tembec Industries Inc.                                  8.50          02/01/11                  176,750
                                                                                                     ---------------
                                                                                                             215,650
                                                                                                     ---------------
             INTEGRATED OIL (0.1%)
        40   Petro-Canada                                            5.35          07/15/33                   37,508
                                                                                                     ---------------
             OIL & GAS PRODUCTION (0.1%)
        90   Nexen Inc.                                              5.05          11/20/13                   89,537
                                                                                                     ---------------
             OTHER METALS/MINERALS (0.4%)
       210   Inco Ltd.                                               7.20          09/15/32                  245,552
         5   Inco Ltd.                                               7.75          05/15/12                    5,928
                                                                                                     ---------------
                                                                                                             251,480
                                                                                                     ---------------
             PULP & PAPER (0.3%)
       155   Abitibi-Consolidated Inc.                               6.00          06/20/13                  148,606
        80   Bowater Canada Finance (Canada)                         7.95          11/15/11                   86,606
                                                                                                     ---------------
                                                                                                             235,212
                                                                                                     ---------------
             TOTAL CANADA                                                                                  1,967,160
                                                                                                     ---------------
             ECUADOR (0.1%)
             GOVERNMENT OBLIGATION
        90   Republic of Ecuador                                     8.00          08/15/30                   77,962
                                                                                                     ---------------
             FRANCE (0.5%)
             Chemicals: Specialty (0.2%)
       140   Rhodia SA (France)                                     8.875          06/01/11                  141,750
                                                                                                     ---------------
             TELECOMMUNICATIONS (0.3%)
EUR    120   France Telecom S.A.                                     7.25          01/28/13                  198,408
$       25   France Telecom S.A.                                     9.25          03/01/31                   33,990
                                                                                                     ---------------
                                                                                                             232,398
                                                                                                     ---------------
             TOTAL FRANCE                                                                                    374,148
                                                                                                     ---------------
             GERMANY (0.5%)
             CABLE/SATELLITE TV (0.3%)
       190   Kabel Deutschland - 144A*                             10.625          07/01/14                  219,450
                                                                                                     ---------------
             PHARMACEUTICALS: MAJOR (0.2%)
        55   VWR International - 144A*                              6.875          04/15/12                   57,750
        70   VWR International - 144A*                               8.00          04/15/14                   75,075
                                                                                                     ---------------
                                                                                                             132,825
                                                                                                     ---------------
             TOTAL GERMANY                                                                                   352,275
                                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                          COUPON             MATURITY
THOUSANDS                                                           RATE               DATE                VALUE
---------------------------------------------------------------------------------------------------------------------
              IRELAND (0.3%)
              INVESTMENT MANAGERS
$       150   JSG Funding PLC                                       9.625%          10/01/12          $       168,000
                                                                                                      ---------------
              ISRAEL (0.3%)
              ALTERNATIVE POWER GENERATION
        170   Ormat Funding Corp. - 144A*                             8.25          12/30/20                  170,390
                                                                                                      ---------------
              JAPAN (4.0%)
              GOVERNMENT OBLIGATIONS
JPY 113,000   Japan (Government of)                                   0.10          04/20/05                1,103,148
    178,000   Japan (Government of)                                   0.50          06/20/06                1,748,635
                                                                                                      ---------------
              TOTAL JAPAN                                                                                   2,851,783
                                                                                                      ---------------
              KYRGYZSTAN (0.3%)
              INDUSTRIAL CONGLOMERATES
$       165   Hutchison Whampoa International Ltd. - 144A*            6.50          02/13/13                  178,158
                                                                                                      ---------------
              LUXEMBOURG (0.1%)
              TELECOMMUNICATIONS
         55   Telecom Italia Capital SA - 144A*                       4.00          01/15/10                   53,988
         30   Telecom Italia Capital SA                               4.00          11/15/08                   29,912
                                                                                                      ---------------
              TOTAL LUXEMBOURG                                                                                 83,900
                                                                                                      ---------------
              MEXICO (1.2%)
              GOVERNMENT OBLIGATIONS (1.0%)
        405   United Mexican States Corp.                            8.375          01/14/11                  476,685
         80   United Mexican States Corp.                            11.50          05/15/26                  122,600
         90   United Mexican States Corp.                             8.30          08/15/31                  105,705
                                                                                                      ---------------
                                                                                                              704,990
                                                                                                      ---------------
              OIL & GAS PRODUCTION (0.2%)
         80   Petroleos Mexicanos                                     9.50          09/15/27                  100,600
                                                                                                      ---------------
              TOTAL MEXICO                                                                                    805,590
                                                                                                      ---------------
              NETHERLANDS (0.3%)
              TELECOMMUNICATIONS
         65   Deutsche Telekom International Finance
               Corp. NV                                               8.75          06/15/30                   86,086
EUR      60   Olivetti Finance NV                                     7.25          04/24/12                   97,710
                                                                                                      ---------------
              TOTAL NETHERLANDS                                                                               183,796
                                                                                                      ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             QATAR (0.4%)
             GAS DISTRIBUTORS (0.2%)
$      105   Ras Laffan Liquid Natural Gas
              Co. Ltd. - 144A*                                      8.294          03/15/14          $       124,592
                                                                                                     ---------------
             GOVERNMENT OBLIGATION (0.2%)
       100   State of Qatar                                          9.75%         06/15/30                  145,500
                                                                                                     ---------------
             TOTAL QATAR                                                                                     270,092
                                                                                                     ---------------
             RUSSIA (1.4%)
             GOVERNMENT OBLIGATIONS
        70   Federal Republic of Russia                              8.25          03/31/10                   77,826
       201   Federal Republic of Russia                             11.00          07/24/18                  282,171
       190   Federal Republic of Russia                             12.75          06/24/28                  312,459
       330   Federal Republic of Russia                              5.00          03/31/30                  341,682
                                                                                                     ---------------
             TOTAL RUSSIA                                                                                  1,014,138
                                                                                                     ---------------
             TURKEY (0.9%)
             FINANCIAL CONGLOMERATES (0.6%)
       200   Citigroup Inc. - 144A*+++ (Issued 08/30/04)             0.00          02/23/06                  248,900
       100   Citigroup Inc. - 144A*+++ (Issued 09/17/04)             0.00          02/23/06                  121,660
        70   Citigroup Inc. - 144A*+++ (Issued 09/27/04)             0.00          02/23/06                   90,202
                                                                                                     ---------------
                                                                                                             460,762
                                                                                                     ---------------
             GOVERNMENT OBLIGATIONS (0.3%)
        90   Republic of Turkey                                     11.00          01/14/13                  114,975
        55   Republic of Turkey                                     11.50          01/23/12                   70,950
                                                                                                     ---------------
                                                                                                             185,925
                                                                                                     ---------------
             TOTAL TURKEY                                                                                    646,687
                                                                                                     ---------------
             UNITED KINGDOM (0.3%)
             ADVERTISING/MARKETING SERVICES (0.2%)
       150   WPP Finance (UK) Corp. - 144A*                         5.875          06/15/14                  156,393
                                                                                                     ---------------
             CHEMICALS: SPECIALTY (0.1%)
        75   Avecia Group PLC                                       11.00          07/01/09                   77,625
                                                                                                     ---------------
             TOTAL UNITED KINGDOM                                                                            234,018
                                                                                                     ---------------
             VENEZUELA ( 0.4%)
             GOVERNMENT OBLIGATIONS
        70   Republic of Venezuela                                   8.50          10/08/14                   74,375
       120   Republic of Venezuela                                   9.25          09/15/27                  126,900
       100   Republic of Venezuela                                  9.375          01/13/34                  106,050
                                                                                                     ---------------
             TOTAL VENEZUELA                                                                                 307,325
                                                                                                     ---------------
             TOTAL FOREIGN
              (COST $10,921,822)                                                                          11,420,487
                                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             UNITED STATES ( 72.7%)

             CORPORATE BONDS (42.9%)
             ADVERTISING/MARKETING SERVICES (0.7%)
$      222   Advanstar Communications, Inc.                          9.79%**       08/15/08          $       233,297
        90   Interep National Radio Sales, Inc. (Series B)          10.00          07/01/08                   68,287
       165   Interpublic Group of Companies, Inc. (The)              6.25          11/15/14                  167,782
                                                                                                     ---------------
                                                                                                             469,366
                                                                                                     ---------------
             AEROSPACE & DEFENSE (0.5%)
       105   K&F Acquisition Inc. - 144A*                            7.75          11/15/14                  108,937
       100   Northrop Grumman Corp.                                 4.079          11/16/06                  101,056
        30   Raytheon Co.                                            4.85          01/15/11                   30,778
        45   Raytheon Co.                                            8.30          03/01/10                   53,382
        84   Systems 2001 Asset Trust - 144A*                       6.664          09/15/13                   93,586
                                                                                                     ---------------
                                                                                                             387,739
                                                                                                     ---------------
             AIR FREIGHT/COURIERS (0.1%)
        40   FedEx Corp.                                             7.25          02/15/11                   45,718
        30   FedEx Corp.                                             2.65          04/01/07                   29,399
                                                                                                     ---------------
                                                                                                              75,117
                                                                                                     ---------------
             AIRLINES (0.5%)
       130   CHC Helicopter Corp.                                   7.375          05/01/14                  137,800
        21   Continental Airlines, Inc.                             6.545          02/02/19                   20,955
       195   Continental Airlines, Inc.                             6.648          09/15/17                  189,078
        30   Southwest Airlines Co. (Series 01-1)                   5.496          11/01/06                   30,911
                                                                                                     ---------------
                                                                                                             378,744
                                                                                                     ---------------
             ALTERNATIVE POWER GENERATION (0.1%)
        85   Calpine Corp. - 144A*                                   8.50          07/15/10                   73,312
                                                                                                     ---------------
             APPAREL/FOOTWEAR (0.1%)
        60   Oxford Industries, Inc.                                8.875          06/01/11                   64,725
                                                                                                     ---------------
             AUTO PARTS: O.E.M. (0.4%)
        95   Cooper Standard Automotive - 144A*                     8.375          12/15/14                   95,238
       154   TRW Automotive, Inc.                                   9.375          02/15/13                  179,410
                                                                                                     ---------------
                                                                                                             274,648
                                                                                                     ---------------
             BROADCASTING (0.2%)
        75   Clear Channel Communications, Inc.                      7.65          09/15/10                   85,436
        74   Salem Communications Holdings Corp. (Series B)          9.00          07/01/11                   81,585
                                                                                                     ---------------
                                                                                                             167,021
                                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS (1.3%)
$      120   ACIH Inc. - 144A*                                      11.50%@        12/15/12          $        87,300
       290   Associated Materials Inc.                              11.25@         03/01/14                  210,250
       125   Brand Services Inc.                                    12.00          10/15/12                  140,625
        35   Interface Inc.                                          7.30          04/01/08                   35,962
       165   Interface Inc.                                          9.50          02/01/14                  180,675
       100   PLY Gem Industries Inc. - 144A*                         9.00          02/15/12                  102,000
       175   THL Buildco Inc. (Nortek) Inc. 144A*                    8.50          09/01/14                  183,750
                                                                                                     ---------------
                                                                                                             940,562
                                                                                                     ---------------
             CABLE/SATELLITE TV (1.5%)
        38   Avalon Cable LLC                                      11.875          12/01/08                   39,656
       135   Charter Communications Holdings LLC                    10.75          10/01/09                  123,525
       185   Charter Communications Holdings/Charter
              Capital                                               11.75@         05/15/11                  136,900
       180   Comcast Cable Communications Inc.                       6.75          01/30/11                  202,392
        85   Comcast Corp.                                           6.50          01/15/15                   94,660
       115   Cox Communications, Inc. - 144A*                       4.625          01/15/10                  114,862
        40   Directv Holdings/Finance                               8.375          03/15/13                   45,050
       210   Echostar DBS Corp.                                     6.375          10/01/11                  215,775
        44   Knology, Inc. - 144A* (d)                              12.00~         11/30/09                   43,027
        60   Renaissance Media Group LLC                            10.00          04/15/08                   62,100
                                                                                                     ---------------
                                                                                                           1,077,947
                                                                                                     ---------------
             CASINO/GAMING (1.7%)
       840   Aladdin Gaming Holdings/Capital Corp. LLC
              (Series B)(a)(c)(h)                                   13.50          03/01/10                        0
       200   Harrah's Operating Co., Inc.                            5.50          07/01/10                  207,269
       115   Harrah's Operating Co., Inc.                           7.875          12/15/05                  119,887
       130   Isle of Capri Casinos                                   7.00          03/01/14                  133,250
       235   MGM Mirage Inc.                                         6.00          10/01/09                  242,050
       190   Park Place Entertainment                               8.875          09/15/08                  215,650
       299   Resort At Summerlin LP/Ras Co.
              (Series B)(a)(c)(h)                                   13.00~         12/15/07                        0
        75   Station Casinos, Inc.                                   6.00          04/01/12                   76,781
       105   Station Casinos, Inc.                                   6.50          02/01/14                  108,412
        85   Venetian Casino/LV Sands                               11.00          06/15/10                   97,431
                                                                                                     ---------------
                                                                                                           1,200,730
                                                                                                     ---------------
             CHEMICALS: AGRICULTURAL (0.0%)
        14   IMC Global Inc. (Series B)                            10.875          06/01/08                   16,870
                                                                                                     ---------------
             CHEMICALS: MAJOR DIVERSIFIED (0.6%)
       161   Equistar Chemical Funding                             10.125          09/01/08                  186,357
        35   Equistar Chemical Funding                             10.625          05/01/11                   40,775
        55   Huntsman Advanced Materials Corp. - 144A*              11.00          07/15/10                   65,725

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
$       99   Huntsman ICI Chemicals                                10.125%         07/01/09          $       104,693
        45   ICI Wilmington Inc.                                    4.375          12/01/08                   45,294
                                                                                                     ---------------
                                                                                                             442,844
                                                                                                     ---------------
             CHEMICALS: SPECIALTY (1.7%)
        50   FMC Corp.                                              10.25          11/01/09                   57,625
        60   Graham Packaging Company Inc. - 144A*                   8.50          10/15/12                   63,300
        65   Innophos Inc. - 144A*                                  8.875          08/15/14                   70,525
        80   ISP Chemco                                             10.25          07/01/11                   90,800
       135   ISP Holdings Inc. (Series B)                          10.625          12/15/09                  150,187
        40   Koppers Industry Inc.                                  9.875          10/15/13                   45,800
       175   Millennium America, Inc.                                7.00          11/15/06                  182,875
        79   Millennium America, Inc.                                9.25          06/15/08                   90,258
       100   Nalco Co.                                               7.75          11/15/11                  108,500
       115   Nalco Co.                                              8.875          11/15/13                  126,787
       160   Rockwood Specialties, Inc.                            10.625          05/15/11                  184,800
        45   Westlake Chemical Corp.                                 8.75          07/15/11                   51,075
                                                                                                     ---------------
                                                                                                           1,222,532
                                                                                                     ---------------
             COAL (0.1%)
        35   Foundation PA Coal Co. - 144A*                          7.25          08/01/14                   37,450
                                                                                                     ---------------
             CONSTRUCTION MATERIALS (0.2%)
       120   RMCC Acquisition Co. - 144A*                            9.50          11/01/12                  120,300
                                                                                                     ---------------
             CONSUMER SUNDRIES (0.1%)
        80   Amscan Holdings, Inc.                                   8.75          05/01/14                   80,400
                                                                                                     ---------------
             CONSUMER/BUSINESS SERVICES (0.2%)
       115   Muzak LLC/Muzak Finance Corp.                          9.875          03/15/09                   80,931
        80   Muzak LLC/Muzak Finance Corp.                          10.00          02/15/09                   74,900
                                                                                                     ---------------
                                                                                                             155,831
                                                                                                     ---------------
             CONTAINERS/PACKAGING (1.4%)
       225   Graphic Packaging International Corp.                   9.50          08/15/13                  257,062
        65   Norampac, Inc.                                          6.75          06/01/13                   68,737
       345   Owens-Illinois Inc.                                     7.50          05/15/10                  367,856
        70   Pliant Corp. (Issued 04/10/02)                         13.00          06/01/10                   68,250
        95   Pliant Corp. (Issued 08/29/00)                         13.00          06/01/10                   93,100
       125   Sealed Air Corp - 144A*                                5.625          07/15/13                  129,533
                                                                                                     ---------------
                                                                                                             984,538
                                                                                                     ---------------
             DEPARTMENT STORES (0.1%)
        25   May Department Stores Co., Inc.                         6.70          09/15/28                   26,276
        50   May Department Stores Co., Inc.                         6.90          01/15/32                   54,245
                                                                                                     ---------------
                                                                                                              80,521
                                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             DRUGSTORE CHAINS (0.2%)
$       15   CVS Corp. - 144A*                                      6.204%         10/10/25          $        15,749
        90   Rite Aid Corp.                                         7.125          01/15/07                   90,450
        30   Rite Aid Corp.                                         8.125          05/01/10                   31,875
                                                                                                     ---------------
                                                                                                             138,074
                                                                                                     ---------------
             ELECTRIC UTILITIES (3.6%)
        80   AES Corp. (The)                                         7.75          03/01/14                   87,200
        11   AES Corp. (The)                                        8.875          02/15/11                   12,622
        16   AES Corp. (The)                                        9.375          09/15/10                   18,680
       140   AES Corp. (The) - 144A*                                 9.00          05/15/15                  161,000
        60   Allegheny Energy, Inc.                                  7.75          08/01/05                   61,125
       140   Arizona Public Service Co.                              5.80          06/30/14                  149,774
        65   Cincinnati Gas & Electric Co.                           5.70          09/15/12                   68,971
        15   Cincinnati Gas & Electric Co. (Series A)                5.40          06/15/33                   14,372
        40   Cincinnati Gas & Electric Co. (Series B)               5.375          06/15/33                   38,184
        65   CMS Energy Corp.                                        7.50          01/15/09                   69,550
        75   CMS Energy Corp.                                        8.50          04/15/11                   85,594
        55   Columbus Southern Power Co. (Series D)                  6.60          03/01/33                   61,735
        35   Consolidated Natural Gas Co.                            5.00          12/01/14                   35,101
        10   Consolidated Natural Gas Co. (Series A)                 5.00          03/01/14                   10,042
        60   Consolidated Natural Gas Co. (Series C)                 6.25          11/01/11                   65,950
        30   Duke Energy Corp.                                       4.50          04/01/10                   30,389
       100   Entergy Gulf States, Inc.                               2.80**        12/01/09                   99,988
        45   Entergy Gulf States, Inc.                               3.60          06/01/08                   44,306
        80   Exelon Corp.                                            6.75          05/01/11                   89,606
        30   IPALCO Enterprises, Inc.                               8.625          11/14/11                   33,750
       135   Monongahela Power Co.                                   5.00          10/01/06                  138,113
       115   MSW Energy Holdings/Finance                            7.375          09/01/10                  121,325
        25   MSW Energy Holdings/Finance                             8.50          09/01/10                   27,500
       190   Nevada Power Co.                                        9.00          08/15/13                  223,250
       120   Nisource Finance Corp.                                 2.915          11/23/09                  119,996
       120   Ohio Power Co. (Series G)                               6.60          02/15/33                  134,688
        55   Pacific Gas & Electric Co.                              6.05          03/01/34                   57,323
        30   Panhandle Eastern Pipe Line Co. (Series B)              2.75          03/15/07                   29,391
        15   PSEG Energy Holdings Inc.                               7.75          04/16/07                   15,937
       100   PSEG Energy Holdings Inc.                              8.625          02/15/08                  110,250
        25   Public Service Electric & Gas Co.
              (Series MTNB)                                          5.00          01/01/13                   25,558
        70   Reliant Energy, Inc.                                    6.75          12/15/14                   69,913
        20   South Carolina Electric & Gas Co.                       5.30          05/15/33                   19,486
        30   Southern California Edison Co.                          5.00          01/15/14                   30,541
        20   Texas Eastern Transmission, L.P.                        7.00          07/15/32                   23,051

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
$       40   TNP Enterprises, Inc.                                  10.25%         04/01/10          $        42,900
        80   TXU Energy Co.                                          7.00          03/15/13                   89,489
        35   Wisconsin Electric Power Co.                            3.50          12/01/07                   34,883
        15   Wisconsin Electric Power Co.                           5.625          05/15/33                   15,312
                                                                                                     ---------------
                                                                                                           2,566,845
                                                                                                     ---------------
             ELECTRICAL PRODUCTS (0.2%)
        35   Cooper Industries Inc.                                  5.25          07/01/07                   36,282
        90   Rayovac Corp.                                           8.50          10/01/13                  100,350
                                                                                                     ---------------
                                                                                                             136,632
                                                                                                     ---------------
             ELECTRONIC DISTRIBUTORS (0.1%)
        90   BRL Universal Equipment Corp.                          8.875          02/15/08                   95,063
                                                                                                     ---------------
             ELECTRONIC EQUIPMENT/INSTRUMENTS (0.2%)
       140   Xerox Corp.                                            7.125          06/15/10                  151,900
                                                                                                     ---------------
             ENVIRONMENTAL SERVICES (0.2%)
        60   Allied Waste North America, Inc.                        9.25          09/01/12                   65,250
        75   Allied Waste North America, Inc. (Series B)            8.875          04/01/08                   80,625
                                                                                                     ---------------
                                                                                                             145,875
                                                                                                     ---------------
             FINANCE/RENTAL/LEASING (1.3%)
        35   CIT Group, Inc.                                        2.875          09/29/06                   34,650
        30   CIT Group, Inc.                                         3.65          11/23/07                   29,904
        90   Countrywide Home Loans, Inc. (Series MTN)               3.25          05/21/08                   88,074
       145   Ford Motor Credit Co.                                   7.25          10/25/11                  155,711
       105   Ford Motor Credit Co.                                  7.375          10/28/09                  113,375
       135   MBNA America Bank NA                                   7.125          11/15/12                  153,798
        70   MBNA Corp.                                             6.125          03/01/13                   75,142
        25   SLM Corp.                                               4.00          01/15/10                   24,834
        45   SLM Corp. (Series MTNA)                                 5.00          10/01/13                   45,649
       115   United Rentals NA, Inc.                                 6.50          02/15/12                  112,700
       120   United Rentals NA, Inc.                                 7.75          11/15/13                  118,200
                                                                                                     ---------------
                                                                                                             952,037
                                                                                                     ---------------
             FINANCIAL CONGLOMERATES (2.1%)
        25   Bank One Corp. (Series MTNA)                            6.00          02/17/09                   26,747
        55   Chase Manhattan Corp.                                   6.00          02/15/09                   58,727
        10   Chase Manhattan Corp.                                   7.00          11/15/09                   11,170
        40   Citicorp                                                6.75          08/15/05                   40,931
        15   Citigroup Inc.                                         5.625          08/27/12                   15,999
        20   Citigroup Inc.                                          5.75          05/10/06                   20,660
        45   Citigroup Inc.                                          6.00          02/21/12                   49,301
        50   Citigroup Inc.                                         6.625          06/15/32                   56,188

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
$       20   General Electric Capital Corp.                          4.25%         12/01/10          $        20,015
        85   General Electric Capital Corp. (Series MTNA)            6.75          03/15/32                   99,824
        25   General Motors Acceptance Corp.                         4.50          07/15/06                   25,024
       755   General Motors Acceptance Corp.                        6.875          09/15/11                  774,749
        85   General Motors Acceptance Corp.                         8.00          11/01/31                   87,615
       175   Prudential Holdings, LLC (Series B)
              (FSA) - 144A*                                         7.245          12/18/23                  208,311
                                                                                                     ---------------
                                                                                                           1,495,261
                                                                                                     ---------------
             FOOD RETAIL (0.5%)
        25   Albertson's Inc.                                        7.45          08/01/29                   29,392
        50   Albertson's, Inc.                                       7.50          02/15/11                   57,981
        42   CA FM Lease Trust - 144A*                               8.50          07/15/17                   48,441
       200   Delhaize America, Inc.                                 8.125          04/15/11                  234,145
        15   Kroger Co.                                              7.50          04/01/31                   17,987
                                                                                                     ---------------
                                                                                                             387,946
                                                                                                     ---------------
             FOOD: MAJOR DIVERSIFIED (0.4%)
        25   General Mills Inc.                                     3.875          11/30/07                   25,097
        30   Kraft Foods Inc.                                        5.25          06/01/07                   31,094
       215   Kraft Foods Inc.                                       5.625          11/01/11                  227,995
        30   Kraft Foods Inc.                                        6.25          06/01/12                   32,982
                                                                                                     ---------------
                                                                                                             317,168
                                                                                                     ---------------
             FOOD: MEAT/FISH/DAIRY (1.0%)
        95   Michael Foods Inc. (Series B)                           8.00          11/15/13                  100,700
       220   Pilgrim's Pride Corp.                                  9.625          09/15/11                  248,600
        60   PPC Escrow Corp.                                        9.25          11/15/13                   67,500
        65   Smithfield Foods Inc.                                   7.00          08/01/11                   69,713
        70   Smithfield Foods Inc.                                  7.625          02/15/08                   75,250
        25   Smithfield Foods Inc.                                   7.75          05/15/13                   27,938
       130   Smithfield Foods Inc. (Series B)                        8.00          10/15/09                  144,625
                                                                                                     ---------------
                                                                                                             734,326
                                                                                                     ---------------
             FOREST PRODUCTS (0.2%)
        13   Weyerhaeuser Co.                                       6.125          03/15/07                   13,695
        85   Weyerhaeuser Co.                                        6.75          03/15/12                   95,919
                                                                                                     ---------------
                                                                                                             109,614
                                                                                                     ---------------
             GAS DISTRIBUTORS (0.4%)
       130   Dynegy Holdings, Inc.                                  6.875          04/01/11                  125,775
       130   Dynegy Holdings, Inc. - 144A*                          9.875          07/15/10                  145,925
        25   Northwest Pipeline Corp.                               8.125          03/01/10                   27,781
                                                                                                     ---------------
                                                                                                             299,481
                                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             HOME BUILDING (0.4%)
$       80   Tech Olympic USA, Inc.                                10.375%         07/01/12          $        90,000
       100   Tech Olympic USA, Inc. (Issued 02/03/03)                9.00          07/01/10                  107,500
        50   Tech Olympic USA, Inc. (Issued 11/27/02)                9.00          07/01/10                   53,750
                                                                                                     ---------------
                                                                                                             251,250
                                                                                                     ---------------
             HOME FURNISHINGS (0.1%)
        40   Mohawk Industries, Inc. (Series D)                      7.20          04/15/12                   46,090
        40   Tempur-Pedic Inc.                                      10.25          08/15/10                   46,200
                                                                                                     ---------------
                                                                                                              92,290
                                                                                                     ---------------
             HOSPITAL/NURSING MANAGEMENT (0.7%)
        85   Community Health Systems Inc. - 144A*                   6.50          12/15/12                   86,063
        45   HCA, Inc.                                               6.30          10/01/12                   45,709
        85   HCA, Inc.                                              7.875          02/01/11                   93,741
       110   Medcath Holdings Corp.                                 9.875          07/15/12                  119,900
       115   Tenet Healthcare Corp.                                 7.375          02/01/13                  112,125
        65   Tenet Healthcare Corp. - 144A*                         9.875          07/01/14                   71,175
                                                                                                     ---------------
                                                                                                             528,713
                                                                                                     ---------------
             HOTELS/RESORTS/CRUISELINES (0.4%)
        70   Hilton Hotels Corp.                                    7.625          12/01/12                   81,984
       120   Hyatt Equities LLC - 144A*                             6.875          06/15/07                  126,327
        50   Marriott International, Inc. (Series E)                 7.00          01/15/08                   54,540
                                                                                                     ---------------
                                                                                                             262,851
                                                                                                     ---------------
             HOUSEHOLD/PERSONAL CARE (0.1%)
        45   Clorox Co. (The) - 144A*                               2.544**        12/14/07                   45,014
                                                                                                     ---------------
             INDUSTRIAL MACHINERY (0.2%)
        35   Flowserve Corp.                                        12.25          08/15/10                   38,850
        50   Goodman Global Holding Company, Inc. - 144A*            5.76**        06/15/12                   51,000
        45   Goodman Global Holding Company, Inc. - 144A*           7.875          12/15/12                   44,775
                                                                                                     ---------------
                                                                                                             134,625
                                                                                                     ---------------
             INDUSTRIAL SPECIALTIES (0.5%)
       165   Johnsondiversy, Inc.                                   9.625          05/15/12                  185,213
        50   Tekni-Plex Inc. - 144A*                                 8.75          11/15/13                   50,000
       115   UCAR Finance, Inc.                                     10.25          02/15/12                  131,963
                                                                                                     ---------------
                                                                                                             367,176
                                                                                                     ---------------
             INFORMATION TECHNOLOGY SERVICES (0.1%)
        25   Electronic Data Systems Corp.                          7.125          10/15/09                   27,563
        30   Electronic Data Systems Corp. (Series B)                6.50          08/01/13                   31,729
                                                                                                     ---------------
                                                                                                              59,292
                                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             INSURANCE BROKERS/SERVICES (0.7%)
$      290   Farmers Exchange Capital - 144A*                        7.05%         07/15/28          $       297,902
       185   Marsh & McLennan Co., Inc.                             5.875          08/01/33                  171,981
                                                                                                     ---------------
                                                                                                             469,883
                                                                                                     ---------------
             INTEGRATED OIL (0.3%)
        30   Amerada Hess Corp.                                      6.65          08/15/11                   33,035
       115   Amerada Hess Corp.                                     7.875          10/01/29                  136,473
        30   PC Financial Partnership                                5.00          11/15/14                   29,947
                                                                                                     ---------------
                                                                                                             199,455
                                                                                                     ---------------
             INTERNET SOFTWARE/SERVICES (0.1%)
       184   Exodus Communications, Inc. (a) (c) (h)               11.625          07/15/10                        0
        50   Global Cash Access LLC                                  8.75          03/15/12                   54,125
                                                                                                     ---------------
                                                                                                              54,125
                                                                                                     ---------------
             INVESTMENT BANKS/BROKERS (0.5%)
        55   Goldman Sachs Group Inc.                                6.60          01/15/12                   61,469
        60   Goldman Sachs Group Inc.                               6.875          01/15/11                   67,775
       180   Refco Finance Holdings - 144A*                          9.00          08/01/12                  198,000
                                                                                                     ---------------
                                                                                                             327,244
                                                                                                     ---------------
             MAJOR BANKS (0.3%)
        20   Bank of New York (The)                                  5.20          07/01/07                   20,805
        70   FleetBoston Financial Corp.                             7.25          09/15/05                   72,045
        35   HSBC Finance Corp.                                      6.75          05/15/11                   39,329
        70   Wachovia Corp.                                          4.95          11/01/06                   71,980
                                                                                                     ---------------
                                                                                                             204,159
                                                                                                     ---------------
             MANAGED HEALTH CARE (0.6%)
       245   Aetna, Inc.                                            7.875          03/01/11                  287,093
        90   Health Net, Inc.                                       9.875          04/15/11                  108,704
        30   WellPoint Health Networks Inc.                         6.375          06/15/06                   31,248
                                                                                                     ---------------
                                                                                                             427,045
                                                                                                     ---------------
             MEDIA CONGLOMERATES (0.7%)
        30   News America Inc.                                      7.125          04/08/28                   33,822
       100   News America Inc.                                       7.30          04/30/28                  114,927
        55   News America Holdings, Inc.                             7.75          02/01/24                   65,416
        30   News America Holdings, Inc.                            8.875          04/26/23                   39,103
       100   Time Warner, Inc.                                      6.625          05/15/29                  108,088
       120   Time Warner, Inc.                                      7.625          04/15/31                  145,628
                                                                                                     ---------------
                                                                                                             506,984
                                                                                                     ---------------
             MEDICAL DISTRIBUTORS (0.2%)
       100   AmerisourceBergen Corp.                                8.125          09/01/08                  111,750
                                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             MEDICAL SPECIALTIES (0.3%)
$      110   Fisher Scientific International, Inc.                  8.125%         05/01/12          $       122,650
        50   Fisher Scientific International, Inc. - 144A*           6.75          08/15/14                   53,875
        25   National Nephrology Assoc. Inc. - 144A*                 9.00          11/01/11                   29,063
                                                                                                     ---------------
                                                                                                             205,588
                                                                                                     ---------------
             MEDICAL/NURSING SERVICES (0.5%)
       181   Fresenius Medical Care Capital Trust                   7.875          06/15/11                  202,720
        25   Fresenius Medical Care Capital Trust II
              (Units)                                               7.875          02/01/08                   27,188
       110   Team Health Inc.                                        9.00          04/01/12                  108,075
                                                                                                     ---------------
                                                                                                             337,983
                                                                                                     ---------------
             METAL FABRICATIONS (0.4%)
        60   General Cable Corp.                                     9.50          11/15/10                   68,100
       170   Trimas Corp.                                           9.875          06/15/12                  181,050
                                                                                                     ---------------
                                                                                                             249,150
                                                                                                     ---------------
             MISCELLANEOUS COMMERCIAL SERVICES (0.6%)
       150   Iron Mountain Inc.                                      7.75          01/15/15                  153,000
       140   Iron Mountain Inc.                                     8.625          04/01/13                  149,450
       115   Vertis Inc. - 144A*                                    13.50          12/07/09                  121,756
                                                                                                     ---------------
                                                                                                             424,206
                                                                                                     ---------------
             MISCELLANEOUS MANUFACTURING (0.3%)
       120   Amsted Industries Inc. - 144A*                         10.25          10/15/11                  136,200
        70   Propex Fabrics Inc. - 144A*                            10.00          12/01/12                   72,975
                                                                                                     ---------------
                                                                                                             209,175
                                                                                                     ---------------
             MOTOR VEHICLES (0.2%)
       125   DaimlerChrysler North American Holdings Co.             7.30          01/15/12                  142,105
                                                                                                     ---------------
             MOVIES/ENTERTAINMENT (0.2%)
        65   Cinemark, Inc.                                          9.75@         03/15/14                   49,400
        65   Marquee Inc. - 144A*                                    6.54**        08/15/10                   68,738
                                                                                                     ---------------
                                                                                                             118,138
                                                                                                     ---------------
             MULTI-LINE INSURANCE (0.4%)
       160   AIG Sun America Global Finance VI - 144A*               6.30          05/10/11                  174,736
        30   American General Finance Corp. (Series MTNH)           4.625          09/01/10                   30,042
        20   AXA Financial Inc.                                      6.50          04/01/08                   21,654
        45   Hartford Financial Services Group, Inc.
              (The) (Note 4)                                        2.375          06/01/06                   44,192
        15   International Lease Finance Corp.                       2.95          05/23/06                   14,868
        30   International Lease Finance Corp.                       3.75          08/01/07                   30,012
                                                                                                     ---------------
                                                                                                             315,504
                                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             OIL & GAS PIPELINES (1.0%)
$      260   El Paso Production Holdings                             7.75%         06/01/13          $       273,650
        95   Pacific Energy Partners/Finance                        7.125          06/15/14                  101,650
        40   Southern Natural Gas                                   8.875          03/15/10                   45,000
        35   Transcontinental Gas Pipe Line Corp.
              (Series B)                                            8.875          07/15/12                   42,744
       205   Williams Companies, Inc. (The)                         7.875          09/01/21                  229,600
                                                                                                     ---------------
                                                                                                             692,644
                                                                                                     ---------------
             OIL & GAS PRODUCTION (1.3%)
       160   Chesapeake Energy Corp.                                 7.50          09/15/13                  175,000
       160   Hilcorp Energy/Finance - 144A*                         10.50          09/01/10                  181,600
        40   Magnum Hunter Resources, Inc.                           9.60          03/15/12                   45,600
       170   Pemex Project Funding Master Trust - 144A*              3.79**        06/15/10                  174,845
        60   Plains E & P Corp.                                     7.125          06/15/14                   65,700
       225   Vintage Petroleum, Inc.                                7.875          05/15/11                  240,750
                                                                                                     ---------------
                                                                                                             883,495
                                                                                                     ---------------
             OIL REFINING/MARKETING (0.5%)
        35   CITGO Petroleum Corp. - 144A*                           6.00          10/15/11                   35,000
       170   Husky Oil Ltd.                                          8.90          08/15/28                  194,375
        30   Marathon Oil Corp.                                     5.375          06/01/07                   31,214
        65   Tesoro Petroleum Corp.                                 9.625          04/01/12                   75,075
                                                                                                     ---------------
                                                                                                             335,664
                                                                                                     ---------------
             OILFIELD SERVICES/EQUIPMENT (0.4%)
        20   Hanover Compressor Co.                                 8.625          12/15/10                   21,950
        50   Hanover Compressor Co.                                  9.00          06/01/14                   55,875
       100   Hanover Equipment Trust 2001 A (Series A)               8.50          09/01/08                  108,000
        60   Hanover Equipment Trust 2001 B (Series B)               8.75          09/01/11                   65,400
                                                                                                     ---------------
                                                                                                             251,225
                                                                                                     ---------------
             OTHER TRANSPORTATION (0.3%)
       165   Laidlaw International Inc.                             10.75          06/15/11                  193,463
                                                                                                     ---------------
             PHARMACEUTICALS: OTHER (0.1%)
        45   Leiner Health Products Inc.                            11.00          06/01/12                   49,388
                                                                                                     ---------------
             PUBLISHING: BOOKS/MAGAZINES (0.9%)
        59   Dex Media East/Finance                                12.125          11/15/12                   72,201
        95   Dex Media West/Finance                                 9.875          08/15/13                  109,963
       150   Houghton Mifflin Co.                                   9.875          02/01/13                  165,000
        50   Houghton Mifflin Co.                                   11.50@         10/15/13                   37,000
        40   PEI Holdings, Inc.                                     11.00          03/15/10                   46,800
       175   PRIMEDIA, Inc.                                         8.875          05/15/11                  185,938
                                                                                                     ---------------
                                                                                                             616,902
                                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
             PULP & PAPER (0.5%)
$      115   Georgia-Pacific Corp.                                  8.875%         02/01/10          $       134,406
       560   TJIWI Kimia FN Mauritius (c)                           10.00          08/01/04                  232,400
                                                                                                     ---------------
                                                                                                             366,806
                                                                                                     ---------------
             RAILROADS (0.4%)
        25   Burlington North Santa Fe Railway Co.                  4.575          01/15/21                   25,315
        60   CSX Corp.                                               2.75          02/15/06                   59,501
        60   Norfolk Southern Corp.                                  7.35          05/15/07                   64,973
        30   Union Pacific Corp.                                    3.625          06/01/10                   28,904
       100   Union Pacific Corp - 144A*                             5.214          09/30/14                  100,439
        30   Union Pacific Corp. (Series MTNE)                       6.79          11/09/07                   32,297
                                                                                                     ---------------
                                                                                                             311,429
                                                                                                     ---------------
             REAL ESTATE DEVELOPMENT (0.3%)
       120   CB Richard Ellis Services, Inc.                        11.25          06/15/11                  138,600
        42   CBRE Escrow Inc.                                        9.75          05/15/10                   48,090
                                                                                                     ---------------
                                                                                                             186,690
                                                                                                     ---------------
             REAL ESTATE INVESTMENT TRUSTS (0.1%)
        50   HMH Properties, Inc. (Series B)                        7.875          08/01/08                   51,625
                                                                                                     ---------------
             REGIONAL BANKS (0.2%)
AUD    200   KFW International Inc.                                  6.25          07/15/05                  157,229
                                                                                                     ---------------
             RESTAURANTS (0.1%)
$       70   Tricon Global Restaurants, Inc.                        8.875          04/15/11                   86,594
                                                                                                     ---------------
             SAVINGS BANKS (0.4%)
        25   Household Finance Corp.                                4.125          12/15/08                   25,125
        15   Household Finance Corp.                                5.875          02/01/09                   16,043
        15   Household Finance Corp.                                6.375          10/15/11                   16,589
        35   Household Finance Corp.                                 6.40          06/17/08                   37,790
       180   Washington Mutual Inc.                                  8.25          04/01/10                  210,817
                                                                                                     ---------------
                                                                                                             306,364
                                                                                                     ---------------
             SPECIALTY STORES (0.8%)
       130   Autonation, Inc.                                        9.00          08/01/08                  149,175
        85   General Nutrition Centers Inc.                          8.50          12/01/10                   80,750
       150   Petro Stopping Centers LP/Petro
              Financial Corp.                                        9.00          02/15/12                  159,375
       150   Sonic Automotive, Inc.                                 8.625          08/15/13                  160,688
                                                                                                     ---------------
                                                                                                             549,988
                                                                                                     ---------------
             SPECIALTY TELECOMMUNICATIONS (1.2%)
        90   American Tower Corp.                                    7.50          05/01/12                   94,950
        45   American Tower Corp.                                   9.375          02/01/09                   47,813
        85   American Tower Corp. - 144A*                           7.125          10/15/12                   87,338

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON              MATURITY
THOUSANDS                                                        RATE                 DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
$       70   Panamsat Corp. - 144A*                                  9.00%         08/15/14          $        78,487
       190   Panamsat Holding Corp. - 144A*                        10.375@         11/01/14                  131,575
       125   Qwest Communications International - 144A*              5.79**        02/15/09                  127,188
       140   Qwest Services Corp. - 144A*                           13.50          12/15/07                  160,650
        90   Satelites Mexicanos SA (c)                            10.125          11/01/04                   49,950
        20   U.S. West Communications Corp.                         5.625          11/15/08                   20,450
        45   U.S. West Communications Corp.                         6.625          09/15/05                   46,125
                                                                                                     ---------------
                                                                                                             844,526
                                                                                                     ---------------
             STEEL (0.2%)
       135   United States Steel Corp.                               9.75          05/15/10                  154,575
                                                                                                     ---------------
             TELECOMMUNICATION EQUIPMENT (0.2%)
       125   Nortel Networks Ltd.                                   6.125          02/15/06                  127,813
                                                                                                     ---------------
             TELECOMMUNICATIONS (0.8%)
        50   AT&T Corp.                                              9.75          11/15/31                   59,938
       185   Primus Telecommunication Group, Inc.                    8.00          01/15/14                  163,725
       433   Rhythms Netconnections, Inc. (a) (c) (h)               12.75          04/15/09                        0
       120   Sprint Capital Corp.                                    8.75          03/15/32                  160,369
       150   Verizon Global Funding Corp.                            7.75          12/01/30                  187,084
                                                                                                     ---------------
                                                                                                             571,116
                                                                                                     ---------------
             TOBACCO (0.2%)
        25   Altria Group, Inc.                                      7.00          11/04/13                   27,134
       110   Altria Group, Inc.                                      7.75          01/15/27                  123,805
                                                                                                     ---------------
                                                                                                             150,939
                                                                                                     ---------------
             TRUCKS/CONSTRUCTION/FARM MACHINERY (0.7%)
       175   Caterpillar Financial Services Corp.                   2.409**        08/20/07                  175,038
       190   Manitowoc Inc. (The)                                   10.50          08/01/12                  219,450
        60   NMHG Holding Co.                                       10.00          05/15/09                   66,600
                                                                                                     ---------------
                                                                                                             461,088
                                                                                                     ---------------
             WHOLESALE DISTRIBUTORS (0.4%)
       150   Buhrmann US Inc.                                        8.25          07/01/14                  152,437
       115   Nebraska Book Company, Inc.                            8.625          03/15/12                  118,450
                                                                                                     ---------------
                                                                                                             270,887
                                                                                                     ---------------
             WIRELESS TELECOMMUNICATIONS (1.2%)
        30   AirGATE PCS, Inc. - 144A*                               5.85**        10/15/11                   30,975
        70   AT&T Wireless Services, Inc.                            8.75          03/01/31                   94,670
        40   Centennial Communications Corp.                        8.125          02/01/14                   41,300
       140   Metropcs, Inc.                                         10.75          10/01/11                  150,500
        50   Rogers Wireless Communications, Inc. - 144A*            8.00          12/15/12                   53,125
        65   Rogers Wireless Communications, Inc. - 144A*            7.50          03/15/15                   68,900

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON            MATURITY
THOUSANDS                                                          RATE               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
$       75   Rural Cellular Corp.                                    6.99%**       03/15/10          $        78,000
       120   SBA Communications Corp.                                9.75@         12/15/11                  101,700
       110   SBA Communications Corp. - 144A*                        8.50          12/01/12                  112,750
       110   Ubiquitel Operating Co. - 144A*                        9.875          03/01/11                  124,025
                                                                                                     ---------------
                                                                                                             855,945
                                                                                                     ---------------

             TOTAL CORPORATE BONDS
              (COST $30,446,060)                                                                          30,301,519
                                                                                                     ---------------
             MORTGAGE-BACKED SECURITIES (7.0%)
             Federal Home Loan Mortgage Corp. (0.6%)
       359                                                           7.50     11/01/29 - 06/01/32            385,184
                                                                                                     ---------------
             Federal National Mortgage Assoc. (6.1%)
     1,360                                                           6.50     07/01/29 - 11/01/33          1,428,601
     1,303                                                           7.00     10/01/30 - 09/01/33          1,381,720
       496                                                           7.50     02/01/31 - 05/01/32            531,793
       798                                                           8.00     02/01/12 - 06/01/31            862,965
       114                                                           8.50          06/01/30                  124,507
                                                                                                     ---------------
                                                                                                           4,329,586
                                                                                                     ---------------
             Government National Mortgage Assoc. (0.3%)
       121                                                           7.50     04/15/26 - 08/15/29            130,896
        47                                                           8.00     02/15/26 - 06/15/26             51,130
                                                                                                     ---------------
                                                                                                             182,026
                                                                                                     ---------------
             TOTAL MORTGAGE-BACKED SECURITIES
              (COST $4,834,776)                                                                            4,896,796
                                                                                                     ---------------
             ASSET BACKED SECURITIES (1.8%)
             FINANCE/RENTAL/LEASING (0.1%)
        80   Chase Funding Mortgage                                 2.528**        11/25/18                   80,243
                                                                                                     ---------------
             INVESTMENT TRUSTS/MUTUAL FUNDS (1.7% )
     1,106   Targeted Return 144A*                                  8.218          08/01/15                1,211,922
                                                                                                     ---------------
             TOTAL ASSET-BACKED SECURITIES
              (COST $1,212,506)                                                                            1,292,165
                                                                                                     ---------------
             U.S. GOVERNMENT AGENCY & OBLIGATIONS (21.0%)
       270   Federal Home Loan Mortgage Corp.                       5.125          11/07/13                  271,135
                                                                                                     ---------------
             U. S. TREASURY BONDS
     3,225                                                          6.125          08/15/29                3,787,363
       185                                                          8.125          08/15/21                  256,211
     1,165                                                           8.75     05/15/17 - 08/15/20          1,663,977

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                     COUPON       MATURITY
THOUSANDS                                                      RATE           DATE               VALUE
----------------------------------------------------------------------------------------------------------
              U. S. Treasury Notes
$     2,500                                                    3.875%        02/15/13         $  2,467,385
      3,850                                                     6.75         05/15/05            3,910,761
                                                                                              ------------
              U. S. Treasury Strips
        700                                                     0.00         02/15/06              678,749
      3,650                                                     0.00    08/15/17 - 08/15/22      1,746,731
                                                                                              ------------
              TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
               (COST $14,308,084)                                                               14,782,312
                                                                                              ------------
              TOTAL UNITED STATES
               (COST $50,801,426)                                                               51,272,792
                                                                                              ------------
              TOTAL GOVERNMENT & CORPORATE BONDS
               (COST $61,723,248)                                                               62,693,279
                                                                                              ------------
              CONVERTIBLE BOND (0.2%)
              TELECOMMUNICATIONS EQUIPMENT
        130   Nortel Networks Ltd. (Cost $124,197)            4.25          09/01/08               127,075
                                                                                              ------------
 NUMBER OF
  SHARES
-----------
              COMMON STOCKS (e) (0.2%)
              AEROSPACE & DEFENSE (0.0%)
      1,118   Orbital Sciences Corp. (d)                                                            13,226
                                                                                              ------------
              APPAREL/FOOTWEAR RETAIL (0.0%)
     50,166   County Seat Stores Corp. (d) (h)                                                           0
                                                                                              ------------
              CASINO/GAMING (0.0%)
        787   Fitzgeralds Gaming Corp.+ (h)                                                              0
                                                                                              ------------
              FOOD: SPECIALTY/CANDY (0.0%)
        100   SFAC New Holdings Inc.++ (d) (h)                                                           0
         18   SFFB New Holdings Inc. (d) (h)                                                             0
                                                                                              ------------
                                                                                                         0
                                                                                              ------------
              MEDICAL/NURSING SERVICES (0.0%)
     34,888   Raintree Healthcare Corp. (d) (h)                                                          0
                                                                                              ------------
              RESTAURANTS (0.0%)
     10,137   Catalina Restaurant Group (d) (h)                                                     20,274
                                                                                              ------------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
      1,171   Birch Telecom Inc. (d) (h)                                                                 0
     16,679   PFB Telecom NV (Series B) (d) (h)                                                          0
                                                                                              ------------
                                                                                                         0
                                                                                              ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                         VALUE
----------------------------------------------------------------------------------------------------------
              TEXTILES (0.0%)
     11,192   U.S. Leather, Inc. (d) (h)                                                      $          0
                                                                                              ------------
              WIRELESS TELECOMMUNICATIONS (0.2%)
      2,475   NII Holdings, Inc. (Class B) (d)                                                     117,439
         46   USA Mobility, Inc. (d)                                                                 1,624
      4,516   Vast Solutions, Inc. (Class B1) (d) (h)                                                    0
      4,516   Vast Solutions, Inc. (Class B2) (d) (h)                                                    0
      4,516   Vast Solutions, Inc. (Class B3) (d) (h)                                                    0
                                                                                              ------------
                                                                                                   119,063
                                                                                              ------------
              TELECOMMUNICATIONS (0.0%)
        352   Viatel Holdings Bermuda Ltd. (d)                                                         334
                                                                                              ------------
              TOTAL COMMON STOCKS
               (COST $3,233,545)                                                                   152,897
                                                                                              ------------
              NON-CONVERTIBLE PREFERRED STOCKS (0.4%)
              BROADCASTING (0.1%)
         11   Paxson Communications Corp.~                                                          78,323
                                                                                              ------------
              ELECTRIC UTILITIES (0.3%)
        167   TNP Enterprises, Inc. (Series D)~                                                    194,138
                                                                                              ------------
              RESTAURANTS (0.0%)
         17   Catalina Restaurant Group, Inc. (Units)^(h)                                          15,300
                                                                                              ------------
              TOTAL NON-CONVERTIBLE PREFERRED STOCKS
               (COST $295,031)                                                                     287,761
                                                                                              ------------

 NUMBER OF                                                                 EXPIRATION
 WARRANTS                                                                     DATE
-----------                                                            --------------------
              WARRANTS (e) (0.0%)
              CASINO/GAMING (0.0%)
      9,000   Aladdin Gaming Enterprises, Inc. - 144A* (h)                   03/01/10                    0
        250   Resort At Summerlin LP - 144A* (h)                             12/15/07                    0
                                                                                              ------------
                                                                                                         0
                                                                                              ------------
              ELECTRIC UTILITIES (0.0%)
        125   TNP Enterprises, Inc. - 144A*                                  04/01/11                3,781
                                                                                              ------------
              RESTAURANTS (0.0%)
      4,250   Catalina Restaurant Group (d) (h)                              07/10/12                    0
                                                                                              ------------
              TOTAL WARRANTS
               (COST $3,842)                                                                         3,781
                                                                                              ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                    COUPON         MATURITY
THOUSANDS                                                     RATE            DATE               VALUE
----------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS (9.2%)
              U.S. GOVERNMENT OBLIGATIONS (f) (0.1%)
$       100   U.S. Treasury Bill (b)
               (COST $99,569)                                  1.895%        03/24/05         $     99,579
                                                                                              ------------
              REPURCHASE AGREEMENT (9.1%)
      6,420   Joint repurchase agreement account
               (dated 12/31/04; proceeds $6,421,189) (g)
               (COST $6,420,000)                               2.223         01/03/05            6,420,000
                                                                                              ------------
              TOTAL SHORT-TERM INVESTMENTS
               (COST $6,519,569)                                                                 6,519,579
                                                                                              ------------
              TOTAL INVESTMENTS
               (COST $71,899,432) (i) (j)                                      98.9%            69,784,372
              OTHER ASSETS IN EXCESS OF LIABILITIES                             1.1                800,687
                                                                              -----           ------------
              NET ASSETS                                                      100.0%          $ 70,585,059
                                                                              =====           ============

----------
   *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   ** FLOATING RATE SECURITY. RATE SHOWN IS THE RATE IN EFFECT AT DECEMBER 31, 2004.
   +    RESALE IS RESTRICTED; ACQUIRED (12/12/98) AT A COST BASIS OF $3,549.
   ++   RESALE IS RESTRICTED; ACQUIRED (06/10/99) AT A COST BASIS OF $1.
   +++  TURKISH CURRENCY INDEX CREDIT LINKED UNSECURED NOTE.
   ^ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BONDS OR PREFERRED STOCK WITH ATTACHED WARRANTS.
   ~    PAYMENT-IN-KIND SECURITY.
   @ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE DATE.
   (a)  ISSUER IN BANKRUPTCY.
   (b) ALL OR A PORTION OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $21,250.
   (c)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
   (d)  ACQUIRED THROUGH EXCHANGE OFFER.
   (e)  NON-INCOME PRODUCING SECURITIES.
   (f) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (g)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (h)  FAIR VALUED SECURITY.
   (i) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $15,105,106 IN CONNECTION WITH FORWARD FOREIGN CURRENCY CONTRACTS AND OPEN FUTURES CONTRACTS.
   (j) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $72,354,836. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,004,937 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,575,401, RESULTING IN NET UNREALIZED DEPRECIATION OF $2,570,464.

BOND INSURANCE:

   FSA  FINANCIAL SECURITY ASSURANCE INC.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2004:

                                                                                              UNREALIZED
NUMBER OF                               DESCRIPTION, DELIVERY          UNDERLYING FACE       APPRECIATION
CONTRACTS             SHORT                 MONTH AND YEAR             AMOUNT AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
   81                 Short           US Treasury Notes 5 Year,
                                      March 2005                       $    (8,872,031)     $       15,377
   13                 Short           US Treasury Notes 10 Year,
                                      March 2005                            (1,455,188)               (421)
   44                 Short           US Treasury Bonds 20 Year,
                                      March 2005                            (4,950,000)            (66,199)
                                                                                            --------------
      Net unrealized depreciation                                                           $      (51,243)
                                                                                            ==============

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2004:

   CONTRACTS                      IN EXCHANGE                   DELIVERY                      UNREALIZED
  TO DELIVER                          FOR                         DATE                       DEPRECIATION
---------------------------------------------------------------------------------------------------------
AUD     200,000                   $   155,378                   02/22/05                     $       (401)
EUR     229,953                   $   305,814                   01/26/05                           (6,292)
                                                                                             ------------
      Total unrealized depreciation                                                          $     (6,693)
                                                                                             ============

CURRENCY ABBREVIATIONS:
AUD   Australian Dollar.
CAD   Canadian Dollar.
EUR   Euro.
JPY   Japanese Yen.

SUMMARY OF INVESTMENTS

LONG-TERM CREDIT ANALYSIS

AAA                 39.6%
AA                   4.8
A                    4.2
BBB                 14.1
BB                  12.6
B                   24.1
NR                   0.6
                   -----
                   100.0%*
                   =====

----------
* DOES NOT INCLUDE OUTSTANDING SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $15,277,219 AND TOTAL UNREALIZED DEPRECIATION OF $51,243 AND OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS WITH UNREALIZED DEPRECIATION OF $6,693.

                        SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS  DECEMBER 31, 2004

NUMBER OF
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
               COMMON STOCKS (66.6%)
               AEROSPACE & DEFENSE (1.3%)
      13,260   Northrop Grumman Corp.                               $    720,814
      17,100   Raytheon Co.                                              663,993
                                                                    ------------
                                                                       1,384,807
                                                                    ------------

               AUTO PARTS: O.E.M. (0.9%)
      10,730   Magna International Inc. (Class A) (Canada)               885,762
                                                                    ------------
               BEVERAGES: NON-ALCOHOLIC (1.0%)
      23,500   Coca-Cola Co. (The)                                       978,305
                                                                    ------------
               BROADCASTING (1.0%)
      31,480   Clear Channel Communications, Inc.                      1,054,265
                                                                    ------------
               CHEMICALS: MAJOR DIVERSIFIED (3.0%)
      60,680   Bayer AG (ADR) (Germany)                                2,061,906
      20,250   Dow Chemical Co. (The)                                  1,002,578
                                                                    ------------
                                                                       3,064,484
                                                                    ------------
               CONTAINERS/PACKAGING (0.5%)
       7,300   Temple-Inland Inc.                                        499,320
                                                                    ------------
               DATA PROCESSING SERVICES (1.2%)
      15,170   Automatic Data Processing, Inc.                           672,790
      19,300   SunGard Data Systems Inc.*                                546,769
                                                                    ------------
                                                                       1,219,559
                                                                    ------------
               DEPARTMENT STORES (0.9%)
      17,850   Kohl's Corp.*                                             877,685
                                                                    ------------
               DISCOUNT STORES (0.5%)
      10,450   Target Corp.                                              542,669
                                                                    ------------
               ELECTRIC UTILITIES (3.6%)
      15,500   American Electric Power Co., Inc.                         532,270
      12,060   Consolidated Edison, Inc.                                 527,625
       9,250   Edison International                                      296,278
      12,960   Entergy Corp.                                             875,966
      16,390   Exelon Corp.                                              722,307
      19,100   FirstEnergy Corp.                                         754,641
                                                                    ------------
                                                                       3,709,087
                                                                    ------------
               ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
      32,250   Applied Materials, Inc.*                                  551,475
                                                                    ------------
               FINANCE/RENTAL/LEASING (1.3%)
      18,100   Freddie Mac                                             1,333,970
                                                                    ------------
               FINANCIAL CONGLOMERATES (4.5%)
      34,600   Citigroup, Inc.                                         1,667,028

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
      56,466   JPMorgan Chase & Co.                                 $  2,202,739
      13,210   Prudential Financial, Inc.                                726,022
                                                                    ------------
                                                                       4,595,789
                                                                    ------------
               FINANCIAL PUBLISHING/SERVICES (0.7%)
      25,700   Equifax, Inc.                                             722,170
                                                                    ------------
               FOOD: MAJOR DIVERSIFIED (0.7%)
      20,500   Kraft Foods Inc. (Class A)                                730,005
                                                                    ------------
               FOOD: SPECIALTY/CANDY (0.9%)
      23,150   Cadbury Schweppes PLC (ADR) (United Kingdom)              872,755
                                                                    ------------
               HOTELS/RESORTS/CRUISELINES (1.6%)
      14,510   Hilton Hotels Corp.                                       329,957
      13,670   Marriott International, Inc. (Class A)                    860,937
       7,370   Starwood Hotels & Resorts Worldwide, Inc.                 430,408
                                                                    ------------
                                                                       1,621,302
                                                                    ------------
               HOUSEHOLD/PERSONAL CARE (0.8%)
      12,940   Kimberly-Clark Corp.                                      851,581
                                                                    ------------
               INDUSTRIAL CONGLOMERATES (1.8%)
      34,600   General Electric Co.                                    1,262,900
       7,160   Ingersoll-Rand Co. (Class A) (Bermuda)                    574,948
                                                                    ------------
                                                                       1,837,848
                                                                    ------------
               INDUSTRIAL MACHINERY (0.8%)
      10,970   Parker-Hannifin Corp.                                     830,868
                                                                    ------------
               INFORMATION TECHNOLOGY SERVICES (1.4%)
      33,660   Accenture Ltd. (Class A) (Bermuda)*                       908,820
       5,670   International Business Machines Corp.                     558,949
                                                                    ------------
                                                                       1,467,769
                                                                    ------------
               INTEGRATED OIL (5.4%)
      29,850   BP PLC (ADR) (United Kingdom)                           1,743,240
      11,770   ConocoPhillips                                          1,021,989
      24,810   Exxon Mobil Corp.                                       1,271,761
      26,080   Royal Dutch Petroleum Co. (NY Registered Shares)
               (Netherlands)                                           1,496,470
                                                                    ------------
                                                                       5,533,460
                                                                    ------------
               INVESTMENT BANKS/BROKERS (3.4%)
       2,300   Goldman Sachs Group, Inc. (The)                           239,292
      17,000   Lehman Brothers Holdings Inc.                           1,487,160
      24,400   Merrill Lynch & Co., Inc.                               1,458,388
      29,000   Schwab (Charles) Corp. (The)                              346,840
                                                                    ------------
                                                                       3,531,680
                                                                    ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------
               LIFE/HEALTH INSURANCE (0.3%)
      17,800   Aegon N.V. (NY Registred Shares) (Netherlands)                           $    244,038
       2,470   MetLife, Inc.                                                                 100,060
                                                                                        ------------
                                                                                             344,098
                                                                                        ------------
               MAJOR BANKS (1.5%)
      21,760   Bank of America Corp.                                                       1,022,502
       8,920   PNC Financial Services Group                                                  512,365
                                                                                        ------------
                                                                                           1,534,867
                                                                                        ------------
               MAJOR TELECOMMUNICATIONS (2.2%)
      18,600   France Telecom S.A. (ADR) (France)                                            615,288
      20,670   Sprint Corp.                                                                  513,650
      28,220   Verizon Communications Inc.                                                 1,143,192
                                                                                        ------------
                                                                                           2,272,130
                                                                                        ------------
               MANAGED HEALTH CARE (0.9%)
      11,800   CIGNA Corp.                                                                   962,526
                                                                                        ------------
               MEDIA CONGLOMERATES (3.2%)
      41,940   Disney (Walt) Co. (The)                                                     1,165,932
      94,460   Time Warner, Inc.*                                                          1,836,302
       9,200   Viacom Inc. (Class B) (Non-Voting)                                            334,788
                                                                                        ------------
                                                                                           3,337,022
                                                                                        ------------
               MEDICAL SPECIALTIES (0.9%)
       5,500   Applera Corp. - Applied Biosystems Group                                      115,005
      13,210   Bausch & Lomb, Inc.                                                           851,517
                                                                                        ------------
                                                                                             966,522
                                                                                        ------------
               MOTOR VEHICLES (1.5%)
      57,940   Honda Motor Co., Ltd. (ADR) (Japan)                                         1,509,916
                                                                                        ------------
               MULTI-LINE INSURANCE (1.0%)
      14,110   Hartford Financial Services Group, Inc. (The) (Note 4)                        977,964
                                                                                        ------------
               OIL REFINING/MARKETING (0.8%)
      18,160   Valero Energy Corp.                                                           824,464
                                                                                        ------------
               OILFIELD SERVICES/EQUIPMENT (1.5%)
      22,950   Schlumberger Ltd. (Netherlands Antilles)                                    1,536,503
                                                                                        ------------
               PACKAGED SOFTWARE (1.2%)
      18,390   Computer Associates International, Inc.                                       571,193
      24,620   Microsoft Corp.                                                               657,600
                                                                                        ------------
                                                                                           1,228,793
                                                                                        ------------

               PHARMACEUTICALS: MAJOR (7.7%)
      97,100   Bristol-Myers Squibb Co.                                                    2,487,702
      11,000   GlaxoSmithKline PLC (ADR) (United Kingdom)                                    521,290

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                    VALUE
----------------------------------------------------------------------------------------------------
       9,000   Lilly (Eli) & Co.                                                        $    510,750
      12,370   Roche Holdings Ltd. (ADR) (Switzerland)                                     1,431,828
      17,000   Sanofi-Aventis (ADR) (France)                                                 680,850
      72,130   Schering-Plough Corp.                                                       1,506,074
      18,270   Wyeth                                                                         778,119
                                                                                        ------------
                                                                                           7,916,613
                                                                                        ------------
               PRECIOUS METALS (0.9%)
      20,830   Newmont Mining Corp.                                                          925,060
                                                                                        ------------
               PROPERTY - CASUALTY INSURERS (2.1%)
      16,370   Chubb Corp. (The)                                                           1,258,853
      24,846   St. Paul Travelers Companies, Inc. (The)                                      921,041
                                                                                        ------------
                                                                                           2,179,894
                                                                                        ------------
               RAILROADS (1.4%)
      41,140   Norfolk Southern Corp.                                                      1,488,857
                                                                                        ------------
               RESTAURANTS (0.3%)
       8,510   McDonald's Corp.                                                              272,830
                                                                                        ------------
               SEMICONDUCTORS (0.4%)
       1,174   Freescale Semiconductor Inc. (Class B)*                                        21,554
      16,650   Intel Corp.                                                                   389,443
                                                                                        ------------
                                                                                             410,997
                                                                                        ------------
               TELECOMMUNICATION EQUIPMENT (0.4%)
      21,050   Motorola, Inc.                                                                362,060
                                                                                        ------------
               TOBACCO (0.7%)
      12,230   Altria Group, Inc.                                                            747,253
                                                                                        ------------
               TOTAL COMMON STOCKS
                (COST $52,772,386)                                                        68,494,984
                                                                                        ------------

PRINCIPAL
AMOUNT IN                                                           COUPON        MATURITY
THOUSANDS                                                            RATE           DATE
---------                                                         ----------    ------------
             CORPORATE BONDS (9.0%)
             ADVERTISING/MARKETING SERVICES (0.1%)
$       80   WPP Finance Corp. - 144A** (United Kingdom)               5.875%     06/15/14           83,410
                                                                                               ------------
             AEROSPACE & DEFENSE (0.2%)
        55   Northrop Grumman Corp.                                    4.079      11/16/06           55,581
        15   Raytheon Co.                                               4.85      01/15/11           15,389
        25   Raytheon Co.                                               8.30      03/01/10           29,657
       122   Systems 2001 Asset Trust - 144A**
              (Cayman Islands)                                         6.664      09/15/13          134,764
                                                                                               ------------
                                                                                                    235,391
                                                                                               ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON        MATURITY
THOUSANDS                                                            RATE           DATE          VALUE
-----------------------------------------------------------------------------------------------------------
             AIR FREIGHT/COURIERS (0.0%)
$       50   Fedex Corp.                                                2.65%     04/01/07     $     48,998
                                                                                               ------------
             AIRLINES (0.2%)
       108   America West Airlines, Inc. (Series 01-1)                  7.10      04/02/21          115,067
        45   Southwest Airlines Co. (Series 01-1)                      5.496      11/01/06           46,366
                                                                                               ------------
                                                                                                    161,433
                                                                                               ------------
             BEVERAGES: ALCOHOLIC (0.0%)
        50   Miller Brewing Co. - 144A**                                4.25      08/15/08           50,496
                                                                                               ------------
             BROADCASTING (0.1%)
        50   Clear Channel Communications, Inc.                         7.65      09/15/10           56,958
                                                                                               ------------
             CABLE/SATELLITE TV (0.2%)
        10   Comcast Cable Communications Inc.                          6.75      01/30/11           11,244
        55   Comcast Corp.                                              6.50      01/15/15           61,250
        10   Comcast Corp.                                             7.625      02/15/08           11,028
        65   Cox Communications, Inc. - 144A**                         4.625      01/15/10           64,922
        55   TCI Communications, Inc.                                  7.875      02/15/26           67,732
                                                                                               ------------
                                                                                                    216,176
                                                                                               ------------
             CHEMICALS: MAJOR DIVERSIFIED (0.0%)
        40   ICI Wilmington Inc.                                       4.375      12/01/08           40,262
                                                                                               ------------
             CONTAINERS/PACKAGING (0.1%)
        70   Sealed Air Corp - 144A**                                  5.625      07/15/13           72,539
                                                                                               ------------
             DEPARTMENT STORES (0.2%)
       145   May Department Stores Co., Inc.                            6.70      09/15/28          152,401
        10   May Department Stores Co., Inc.                            6.90      01/15/32           10,849
                                                                                               ------------
                                                                                                    163,250
                                                                                               ------------
             DRUGSTORE CHAINS (0.2%)
       180   CVS Corp.                                                 5.625      03/15/06          184,624
        15   CVS Corp. - 144A**                                        6.204      10/10/25           15,749
                                                                                               ------------
                                                                                                    200,373
                                                                                               ------------
             ELECTRIC UTILITIES (1.0%)
        20   Appalachian Power Co. (Series H)                           5.95      05/15/33           20,276
        70   Arizona Public Service Co.                                 5.80      06/30/14           74,887
        70   Carolina Power & Light Co.                                5.125      09/15/13           71,737
        35   Cincinnati Gas & Electric Co.                              5.70      09/15/12           37,138
        10   Cincinnati Gas & Electric Co. (Series A)                   5.40      06/15/33            9,581
        30   Cincinnati Gas & Electric Co. (Series B)                  5.375      06/15/33           28,638
        15   Columbus Southern Power Co. (Series D)                     6.60      03/01/33           16,837
        10   Consolidated Natural Gas Co.                               5.00      12/01/14           10,029
        60   Consolidated Natural Gas Co. (Series C)                    6.25      11/01/11           65,950

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON        MATURITY
THOUSANDS                                                            RATE           DATE          VALUE
-----------------------------------------------------------------------------------------------------------
$       15   Consolidated Natural Gas Co. (Series A)                    5.00%     03/01/14     $     15,062
        70   Detroit Edison Co.                                        6.125      10/01/10           76,453
        45   Duke Energy Corp.                                          3.75      03/05/08           44,982
        45   Duke Energy Corp.                                          4.50      04/01/10           45,584
        45   Entergy Gulf States Inc.                                   2.80      12/01/09           44,995
        30   Entergy Gulf States, Inc.                                  3.60      06/01/08           29,538
        50   Exelon Corp.                                               6.75      05/01/11           56,004
        45   Ohio Edison Co.                                            5.45      05/01/15           45,735
        55   Ohio Power Co. (Series G)                                  6.60      02/15/33           61,732
        65   Pacific Gas & Electric Co.                                 6.05      03/01/34           67,745
        15   Panhandle Eastern Pipe Line Co. (Series B)                 2.75      03/15/07           14,695
        45   Public Service Electric & Gas Co. (Series MTNB)            5.00      01/01/13           46,005
        20   South Carolina Electric & Gas Co.                          5.30      05/15/33           19,486
        15   Southern California Edison Co.                             5.00      01/15/14           15,270
        20   Texas Eastern Transmission, L.P.                           7.00      07/15/32           23,051
        40   TXU Energy Co.                                             7.00      03/15/13           44,745
        25   Wisconsin Electric Power Co.                               3.50      12/01/07           24,917
        10   Wisconsin Electric Power Co.                              5.625      05/15/33           10,208
                                                                                               ------------
                                                                                                  1,021,280
                                                                                               ------------
             ELECTRICAL PRODUCTS (0.1%)
        70   Cooper Industries Inc.                                     5.25      07/01/07           72,563
                                                                                               ------------
             FINANCE/RENTAL/LEASING (0.4%)
        55   CIT Group Inc.                                            2.875      09/29/06           54,450
        25   CIT Group Inc.                                            7.375      04/02/07           27,008
       105   Countrywide Home Loans, Inc. (Series MTN)                  3.25      05/21/08          102,753
       110   MBNA Corp.                                                6.125      03/01/13          118,080
        60   SLM Corp.                                                  4.00      01/15/10           59,603
        75   SLM Corp. (Series MTNA)                                    5.00      10/01/13           76,081
                                                                                               ------------
                                                                                                    437,975
                                                                                               ------------
             FINANCIAL CONGLOMERATES (1.2%)
       105   Bank One Corp. (Series MTNA)                               6.00      02/17/09          112,339
        95   Chase Manhattan Corp.                                      6.00      02/15/09          101,437
        40   Citicorp                                                   6.75      08/15/05           40,931
        90   Citigroup Inc.                                            5.625      08/27/12           95,994
        60   Citigroup Inc.                                             5.75      05/10/06           61,979
        90   Citigroup Inc.                                             6.00      02/21/12           98,602
        40   General Electric Capital Corp.                             4.25      12/01/10           40,030
       125   General Electric Capital Corp. (Series MTNA)               6.75      03/15/32          146,800
        35   General Motors Acceptance Corp.                            4.50      07/15/06           35,034
       265   General Motors Acceptance Corp.                           6.875      09/15/11          271,932
       100   General Motors Acceptance Corp.                            8.00      11/01/31          103,076

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON        MATURITY
THOUSANDS                                                            RATE           DATE          VALUE
-----------------------------------------------------------------------------------------------------------
$      125   Prudential Holdings, LLC (Series B) (FSA) - 144A**        7.245%     12/18/23     $    148,793
                                                                                               ------------
                                                                                                  1,256,947
                                                                                               ------------
             FOOD RETAIL (0.2%)
        40   Albertson's, Inc.                                          7.50      02/15/11           46,385
       110   Kroger Co.                                                 6.80      04/01/11          124,126
                                                                                               ------------
                                                                                                    170,511
                                                                                               ------------
             FOOD: MAJOR DIVERSIFIED (0.1%)
        20   General Mills Inc.                                        3.875      11/30/07           20,078
        25   Kraft Foods Inc.                                           5.25      06/01/07           25,912
        40   Kraft Foods Inc.                                          5.625      11/01/11           42,418
        30   Kraft Foods Inc.                                           6.25      06/01/12           32,982
                                                                                               ------------
                                                                                                    121,390
                                                                                               ------------
             FOREST PRODUCTS (0.1%)
        30   Weyerhaeuser Co.                                           6.00      08/01/06           31,187
        11   Weyerhaeuser Co.                                          6.125      03/15/07           11,588
        10   Weyerhaeuser Co.                                           6.75      03/15/12           11,285
                                                                                               ------------
                                                                                                     54,060
                                                                                               ------------
             GAS DISTRIBUTORS (0.1%)
        45   Nisource Finance Corp.                                    2.915      11/23/09           44,998
        65   Ras Laffan Liquid Natural Gas Co.
              Ltd. - 144A** (Qatar)                                    8.294      03/15/14           77,128
                                                                                               ------------
                                                                                                    122,126
                                                                                               ------------
             HOME FURNISHINGS (0.0%)
        35   Mohawk Industries, Inc. (Series D)                         7.20      04/15/12           40,329
                                                                                               ------------
             HOME IMPROVEMENT CHAINS (0.0%)
        15   Lowe's Companies, Inc.                                     6.50      03/15/29           17,046
        10   Lowe's Companies, Inc.                                    6.875      02/15/28           11,832
                                                                                               ------------
                                                                                                     28,878
                                                                                               ------------
             HOTELS/RESORTS/CRUISELINES (0.2%)
        70   Hyatt Equities LLC - 144A**                               6.875      06/15/07           73,691
       110   Marriott International, Inc. (Series E)                    7.00      01/15/08          119,987
                                                                                               ------------
                                                                                                    193,678
                                                                                               ------------
             HOUSEHOLD/PERSONAL CARE (0.0%)
        50   Clorox Co. (The) - 144A**                                 2.544      12/14/07           50,015
                                                                                               ------------
             INDUSTRIAL CONGLOMERATES (0.1%)
        80   Hutchison Whampoa International
              Ltd. - 144A** (Virgin Islands)                            6.50      02/13/13           86,380
                                                                                               ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON        MATURITY
THOUSANDS                                                            RATE           DATE          VALUE
-----------------------------------------------------------------------------------------------------------
             INSURANCE BROKERS/SERVICES (0.3%)
$      200   Farmers Exchange Capital - 144A**                          7.05%     07/15/28     $    205,450
       110   Marsh & McLennan Companies, Inc.                          5.375      07/15/14          107,674
                                                                                               ------------
                                                                                                    313,124
                                                                                               ------------
             INTEGRATED OIL (0.1%)
        25   Amerada Hess Corp.                                         6.65      08/15/11           27,529
        30   Amerada Hess Corp.                                        7.875      10/01/29           35,602
        10   Petro-Canada (Canada)                                      4.00      07/15/13            9,384
        35   Petro-Canada (Canada)                                      5.35      07/15/33           32,820
                                                                                               ------------
                                                                                                    105,335
                                                                                               ------------
             INVESTMENT BANKS/BROKERS (0.2%)
        50   Goldman Sachs Group Inc.                                   5.25      10/15/13           51,245
        30   Goldman Sachs Group Inc.                                   6.60      01/15/12           33,529
        95   Goldman Sachs Group Inc.                                  6.875      01/15/11          107,311
                                                                                               ------------
                                                                                                    192,085
                                                                                               ------------
             LIFE/HEALTH INSURANCE (0.1%)
       100   John Hancock Financial Services, Inc.                     5.625      12/01/08          106,302
                                                                                               ------------
             MAJOR BANKS (0.1%)
        30   Bank of New York (The)                                     5.20      07/01/07           31,208
        65   FleetBoston Financial Corp.                                7.25      09/15/05           66,899
        35   HSBC Finance Corp.                                         6.75      05/15/11           39,329
                                                                                               ------------
                                                                                                    137,436
                                                                                               ------------
             MAJOR TELECOMMUNICATIONS (0.5%)
        85   Deutsche Telekom International Finance
              Corp. NV (Netherlands)                                    8.75      06/15/30          112,574
        35   France Telecom S.A. (France)                               9.25      03/01/31           47,586
        20   Sprint Capital Corp.                                       8.75      03/15/32           26,728
        45   Telecom Italia Capital SA - 144A** (Italy)                 4.00      01/15/10           44,172
        45   Telecom Italia Capital SA (Italy)                          4.00      11/15/08           44,868
        15   Verizon Global Funding Corp.                               7.75      12/01/30           18,708
       160   Verizon New England Inc.                                   6.50      09/15/11          176,248
                                                                                               ------------
                                                                                                    470,884
                                                                                               ------------
             MANAGED HEALTH CARE (0.2%)
       125   Aetna, Inc.                                               7.875      03/01/11          146,476
        60   Wellpoint Health Network, Inc.                            6.375      06/15/06           62,496
         5   Wellpoint Inc. - 144A**                                    3.75      12/14/07            5,001
                                                                                               ------------
                                                                                                    213,973
                                                                                               ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON        MATURITY
THOUSANDS                                                            RATE           DATE          VALUE
-----------------------------------------------------------------------------------------------------------
             MEDIA CONGLOMERATES (0.3%)
$       90   Historic TW Inc.                                          6.625%     05/15/29     $     97,279
        80   News America Holdings, Inc.                                7.28      06/30/28           91,699
        30   News America Holdings, Inc.                                7.75      02/01/24           35,681
        45   Time Warner Inc.                                           7.70      05/01/32           55,216
                                                                                               ------------
                                                                                                    279,875
                                                                                               ------------
             MOTOR VEHICLES (0.3%)
        45   DaimlerChrysler North American Holdings Co.                7.30      01/15/12           51,157
        35   DaimlerChrysler North American Holdings Co.                8.50      01/18/31           43,861
       105   Ford Motor Co.                                             7.45      07/16/31          105,908
        60   General Motors Corp.                                      8.375      07/15/33           62,337
                                                                                               ------------
                                                                                                    263,263
                                                                                               ------------
             MULTI-LINE INSURANCE (0.4%)
       180   AIG Sun America Global Finance VI - 144A**                 6.30      05/10/11          196,578
        90   American General Finance Corp. (Series MTNH)              4.625      09/01/10           90,128
        15   AXA Financial Inc.                                         6.50      04/01/08           16,240
        30   Hartford Financial Services Group, Inc. (The)(Note 4)     2.375      06/01/06           29,461
        30   International Lease Finance Corp.                          3.75      08/01/07           30,011
                                                                                               ------------
                                                                                                    362,418
                                                                                               ------------
             OIL & GAS PRODUCTION (0.4%)
        50   Nexen Inc. (Canada)                                        5.05      11/20/13           49,743
        40   Pemex Project Funding Master Trust                        7.375      12/15/14           44,560
       235   Pemex Project Funding Master Trust                        8.625      02/01/22          274,010
                                                                                               ------------
                                                                                                    368,313
                                                                                               ------------
             OIL REFINING/MARKETING (0.0%)
        30   Marathon Oil Corp.                                        5.375      06/01/07           31,214
                                                                                               ------------
             OTHER METALS/MINERALS (0.1%)
        90   Inco Ltd. (Canada)                                         7.20      09/15/32          105,236
        25   Inco Ltd. (Canada)                                         7.75      05/15/12           29,642
                                                                                               ------------
                                                                                                    134,878
                                                                                               ------------
             PROPERTY - CASUALTY INSURERS (0.2%)
       200   Mantis Reef Ltd. - 144A** (Australia)                     4.692      11/14/08          200,759
                                                                                               ------------
             PULP & PAPER (0.1%)
        50   Sappi Papier Holding AG - 144A** (Austria)                 6.75      06/15/12           55,637
                                                                                               ------------
             RAILROADS (0.2%)
        45   Burlington North Santa Fe Railway Co.                     4.575      01/15/21           45,567
        35   CSX Corp.                                                  2.75      02/15/06           34,709
        25   CSX Corp.                                                  9.00      08/15/06           27,086
        20   Norfolk Southern Corp.                                     7.35      05/15/07           21,658

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON        MATURITY
THOUSANDS                                                            RATE           DATE          VALUE
-----------------------------------------------------------------------------------------------------------
$       10   Union Pacific Corp.                                        6.65%     01/15/11     $     11,195
        25   Union Pacific Corp. (Series MTNE)                          6.79      11/09/07           26,914
                                                                                               ------------
                                                                                                    167,129
                                                                                               ------------
             REAL ESTATE DEVELOPMENT (0.2%)
       180   World Financial Properties - 144A*                         6.91      09/01/13          199,251
                                                                                               ------------
             REAL ESTATE INVESTMENT TRUSTS (0.0%)
        10   EOP Operating L.P.                                         4.75      03/15/14            9,691
        25   EOP Operating LP                                          6.763      06/15/07           26,610
                                                                                               ------------
                                                                                                     36,301
                                                                                               ------------
             SAVINGS BANKS (0.3%)
        40   Household Finance Corp.                                   4.125     12/15/08            40,200
        50   Household Finance Corp.                                   5.875     02/01/09            53,478
        25   Household Finance Corp.                                   6.375     10/15/11            27,648
        65   Household Finance Corp.                                    6.40     06/17/08            70,181
        55   Washington Mutual Bank                                     5.50     01/15/13            56,890
        45   Washington Mutual Inc.                                     8.25     04/01/10            52,704
                                                                                               ------------
                                                                                                    301,101
                                                                                               ------------
             TOBACCO (0.1%)
        45   Altria Group, Inc.                                         7.00     11/04/13            48,840
        60   Altria Group, Inc.                                         7.75     01/15/27            67,530
                                                                                               ------------
                                                                                                    116,370
                                                                                               ------------
             TRUCKS/CONSTRUCTION/FARM MACHINERY (0.1%)
        95   Caterpillar Financial Services Corp.                      2.409     08/20/07            95,020
        20   Caterpillar Financial Services Corp.                      3.625     11/15/07            20,035
                                                                                               ------------
                                                                                                    115,055
                                                                                               ------------
             WIRELESS TELECOMMUNICATIONS (0.0%)
        35   AT&T Wireless Services, Inc.                               8.75     03/01/31            47,335
                                                                                               ------------
             TOTAL CORPORATE BONDS
              (COST $8,707,731)                                                                   9,203,456
                                                                                               ------------
             FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
        10   United Mexican States (Mexico) (Series MTNA)               8.00     09/24/22            11,560
       150   United Mexican States (Mexico) (Series MTN)                8.30     08/15/31           176,175
        15   United Mexican States (Mexico)                            8.375     01/14/11            17,655
                                                                                               ------------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (COST $199,635)                                                                       205,390
                                                                                               ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON             MATURITY
THOUSANDS                                                            RATE                DATE             VALUE
-------------------------------------------------------------------------------------------------------------------
             MORTGAGE-BACKED SECURITIES (3.2%)
             Federal Home Loan Mortgage Corp.
$      281                                                              6.50%         03/01/33         $    295,527
       399                                                              7.50    09/01/25 - 06/01/32         428,106
             Federal National Mortgage Assoc.
       783                                                              6.50    01/01/32 - 09/01/34         822,020
       555                                                              7.00    05/01/31 - 03/01/33         588,708
       162                                                              7.50    08/01/29 - 01/01/31         173,735
       350                                                              7.50             @                  374,718
       498                                                              8.00    12/01/28 - 04/01/32         539,808
        91   Government National Mortgage Association                   7.50    08/15/23 - 10/15/29          98,360
                                                                                                       ------------
             TOTAL MORTGAGE-BACKED SECURITIES
              (COST $3,279,598)                                                                           3,320,982
                                                                                                       ------------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (15.0%)
       290   Federal Home Loan Mortgage Corp                           5.125          11/07/13              291,220
     1,575   Federal National Mortgage Assoc@@                          4.25          05/15/09            1,600,515
             U.S. Treasury Bonds
     1,475                                                              5.50          08/15/28            1,596,919
     1,540                                                             7.625          02/15/25            2,086,159
       200                                                             8.125          08/15/19              273,047
     2,050                                                             8.125          08/15/21            2,839,090
       200                                                              8.50          02/15/20              282,328
             U.S. Treasury Notes
     2,450                                                              3.50          11/15/06            2,471,440
     1,600                                                             3.875          02/15/13            1,579,126
       900                                                             5.625          02/15/06              928,126
       425                                                              8.75          08/15/20              614,457
     2,460   U.S. Treasury Strip                                        0.00          02/15/25              886,267
                                                                                                       ------------
             TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
              (COST $15,087,558)                                                                         15,448,694
                                                                                                       ------------
             ASSET-BACKED SECURITIES (1.3%)
             FINANCE/RENTAL/LEASING
       150   American Express Credit Account Master Trust
              2002-3 A                                                  2.51          12/15/09              150,444
        76   Asset Backed Funding Certificates 2004-HE1 A1             2.548          06/25/22               75,832
       100   Capital Auto Receivables Asset Trust 2004-2 A              3.35          02/15/08               99,844
       215   Chase Credit Card Master Trust 2001-4 A                    5.50          11/17/08              222,068
       200   Citibank Credit Card Issuance Trust 2000-A1 A1             6.90          10/15/07              206,102

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON             MATURITY
THOUSANDS                                                            RATE                DATE             VALUE
--------------------------------------------------------------------------------------------------------------------
$      150   GE Dealer Floorplan Master Note Trust 2004-1 A             2.46%          07/20/08        $     150,111
       100   MBNA Master Credit Card Trust                              5.90           08/15/11              107,879
        44   Nissan Auto Receivables Owner Trust 2001-C A4              4.80           02/15/07               43,776
        50   TXU Electric Delivery Transition Bond
              Company LLC 2004-1 A2                                     4.81           11/17/14               51,248
       200   USAA Auto Owner Trust 2004-3 A3                            3.16           02/17/09              199,278
                                                                                                       -------------
             TOTAL ASSET-BACKED SECURITIES
              (COST $1,292,081)                                                                            1,306,582
                                                                                                       -------------
             SHORT-TERM INVESTMENTS (6.5%)
             U.S. GOVERNMENT OBLIGATIONS (a) (0.5%)
       200   U.S. Treasury Bill***                                     1.895           03/24/05              199,158
       300   U. S. Treasury Note                                        6.75           05/15/05              304,735
                                                                                                       -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
              (COST $503,935)                                                                                503,893
                                                                                                       -------------
             REPURCHASE AGREEMENT (6.0%)
     6,147   Joint repurchase agreement account
              (dated 12/31/04; proceeds $6,147,379) (b)
              (COST $6,147,000)                                        2.223           01/03/05            6,147,000
                                                                                                       -------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $6,650,935)                                                                            6,650,893
                                                                                                       -------------
             TOTAL INVESTMENTS
              (COST $87,989,924) (c)(d)                                                   101.8%         104,630,981
             LIABILITIES IN EXCESS OF OTHER ASSETS                                         (1.8)          (1,806,556)
                                                                                          -----        -------------
             NET ASSETS                                                                   100.0%       $ 102,824,425
                                                                                          =====        =============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
FSA  FINANCIAL SECURITY ASSURANCE.
*    NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
*** A PORTION OF THIS SECURITY IS PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $65,300.
@ SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE.
@@   SECURITY PURCHASED ON A FORWARD COMMITMENT BASIS.
(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
(c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $7,277,270 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
(d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $89,214,242. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $16,520,826 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,104,087, RESULTING IN NET UNREALIZED APPRECIATION OF $15,416,739.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2004:

                                                                                  UNREALIZED
NUMBER OF                       DESCRIPTION/DELIVERY         UNDERLYING FACE     APPRECIATION
CONTRACTS    LONG/SHORT           MONTH, AND YEAR            AMOUNT AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------
    2           Long       U.S. Treasury Bonds 10 Year,
                           March 2005                            $   223,875      $     (1,099)
    1           Short      U.S. Treasury Notes 5 Year,
                           March 2005                               (109,531)              185
   45           Short      U.S. Treasury Notes 20 Year,
                           March 2005                             (5,062,500)          (45,317)
                                                                                  ------------
     Net unrealized depreciation                                                  $    (46,231)
                                                                                  ============

SUMMARY OF INVESTMENTS

                                                              PERCENT OF
TYPE OF INVESTMENT                              VALUE         NET ASSETS
------------------------------------------------------------------------
Common Stocks                               $   68,494,984          66.6%
U.S. Government Agencies and Obligations        15,448,694          15.0
Corporate Bonds                                  9,203,456           9.0
Short-Term                                       6,650,893           6.5
Mortgage-Backed Securities                       3,320,982           3.2
Asset-Backed Securities                          1,306,582           1.3
Foreign Government Obligations                     205,390           0.2
                                            --------------    ----------
                                            $  104,630,981*        101.8%
                                            ==============    ==========

----------
* DOES NOT INCLUDE OPEN LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $223,875 AND UNREALIZED DEPRECIATION OF $1,099 AND OPEN SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $5,172,031 WITH NET UNREALIZED DEPRECIATION OF $45,132.

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
             COMMON STOCKS (94.6%)
             ELECTRIC UTILITIES (55.0%)
   120,000   AES Corp. (The)*                                       $ 1,640,400
    60,000   Allegheny Energy, Inc.*                                  1,182,600
    30,000   American Electric Power Co., Inc.                        1,030,200
    48,500   Cinergy Corp.                                            2,019,055
    35,000   Constellation Energy Group, Inc.                         1,529,850
    25,000   Dominion Resources, Inc.                                 1,693,500
    56,710   Duke Energy Corp.                                        1,436,464
    65,000   Edison International                                     2,081,950
    40,000   El Paso Electric Co.*                                      757,600
    32,500   Entergy Corp.                                            2,196,675
    60,000   Exelon Corp.                                             2,644,200
    30,000   FPL Group, Inc.                                          2,242,500
    70,000   NRG Energy Inc.**                                        2,523,500
    47,000   NSTAR                                                    2,551,160
    60,000   PG&E Corp.*                                              1,996,800
    29,400   Pinnacle West Capital Corp.                              1,305,654
    60,000   PNM Resources Inc.                                       1,517,400
    40,000   PPL Corp.                                                2,131,200
    20,000   Public Service Enterprise Group, Inc.                    1,035,400
    50,000   Reliant Energy, Inc.*                                      682,500
    56,000   SCANA Corp.                                              2,206,400
    30,000   Sempra Energy                                            1,100,400
    40,000   Sierra Pacific Resources*                                  420,000
    42,000   Southern Co. (The)                                       1,407,840
    40,000   TXU Corp.                                                2,582,400
    41,000   Wisconsin Energy Corp.                                   1,382,110
                                                                  -------------
                                                                     43,297,758
                                                                  -------------
             ENERGY (17.5%)
    35,000   AGL Resources, Inc.                                      1,163,400
    45,000   Burlington Resources, Inc.                               1,957,500
    35,600   KeySpan Corp.                                            1,404,420
    25,000   Kinder Morgan, Inc.                                      1,828,250
    67,500   MDU Resources Group, Inc.                                1,800,900
    39,000   New Jersey Resources Corp.                               1,690,260
    45,000   Questar Corp.                                            2,293,200
   100,000   Williams Companies, Inc. (The)                           1,629,000
                                                                  -------------
                                                                     13,766,930
                                                                  -------------
             TELECOMMUNICATIONS (22.1%)
    29,160   ALLTEL Corp.                                             1,713,442

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                              VALUE
-------------------------------------------------------------------------------
   105,000   American Tower Corp. (Class A)*                      $   1,932,000
    55,500   BellSouth Corp.                                          1,542,345
    30,625   CenturyTel, Inc.                                         1,086,269
    50,000   Citizens Communications Co.                                689,500
    75,000   MCI Inc.                                                 1,512,000
    55,000   Nextel Communications, Inc. (Class A)*                   1,650,000
    66,272   SBC Communications, Inc.                                 1,707,829
   105,000   Sprint Corp.                                             2,609,250
    42,394   Verizon Communications Inc.                              1,717,381
    45,000   Vodafone Group PLC (ADR) (United Kingdom)                1,232,100
                                                                  -------------
                                                                     17,392,116
                                                                  -------------
             TOTAL COMMON STOCKS
              (COST $46,553,188)                                     74,456,804
                                                                  -------------

PRINCIPAL
AMOUNT IN                                                         COUPON    MATURITY
THOUSANDS                                                          RATE       DATE
----------                                                        ------    --------
             CORPORATE BONDS (2.1%)
             ELECTRIC UTILITIES (1.1%)
$       45   Appalachian Power Co. (Series G)                       3.60%   05/15/08       44,497
        55   Carolina Power & Light Co.                            5.125    09/15/13       56,365
        45   Cleco Power LLC                                       5.375    05/01/13       44,788
        60   Commonwealth Edison Co. (Series 98)                    6.15    03/15/12       66,053
        35   Consolidated Natural Gas Co. (Series B)               5.375    11/01/06       36,166
        30   Duke Energy Corp.                                      4.50    04/01/10       30,389
        35   Duquesne Light Co. (Series O)                          6.70    04/15/12       39,173
        10   Entergy Gulf States Inc.                               2.80    12/01/09        9,999
        10   Entergy Gulf States, Inc.                              3.60    06/01/08        9,846
        45   Exelon Corp.                                           6.75    05/01/11       50,404
        25   FirstEnergy Corp. (Series B)                           6.45    11/15/11       27,200
        15   Indianapolis Power & Light Co. - 144A**                6.30    07/01/13       16,129
        60   Jersey Central Power & Light Co. (Series MTN)          6.45    05/15/06       62,251
        20   Pacific Gas & Electric Co.                             6.05    03/01/34       20,845
        15   Panhandle Eastern Pipe Line Co.                        4.80    08/15/08       15,332
        10   Panhandle Eastern Pipe Line Co. (Series B)             2.75    03/15/07        9,797
        65   Pinnacle West Capital Corp.                            6.40    04/01/06       66,917
        55   Public Service Co. of New Mexico (Series B)            7.50    08/01/18       64,292
        50   Public Service Electric & Gas Co. (Series MTNB)        5.00    01/01/13       51,116
        10   Southern California Edison Co.                         5.00    01/15/14       10,180
        65   Texas-New Mexico Power Co.                             6.25    01/15/09       68,691
        30   TXU Energy Co.                                         7.00    03/15/13       33,559
                                                                                       ----------
                                                                                          833,989
                                                                                       ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON    MATURITY
THOUSANDS                                                          RATE       DATE        VALUE
-------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (1.0%)
$       20   AT&T Corp.                                             9.05%   11/15/11   $   23,125
        60   AT&T Wireless Services, Inc.                          7.875    03/01/11       70,805
        35   AT&T Wireless Services, Inc.                           8.75    03/01/31       47,335
        30   British Telecommunications PLC (United Kingdom)       8.375    12/15/10       36,069
        85   Deutsche Telekom International Finance
              Corp. NV (Netherlands)                                8.75    06/15/30      112,574
        60   France Telecom S.A. (France)                           9.25    03/01/31       81,576
       180   GTE Corp.                                              7.90    02/01/27      197,018
        20   SBC Communications, Inc.                               6.45    06/15/34       21,501
        35   Sprint Capital Corp.                                  8.375    03/15/12       42,695
        35   Sprint Capital Corp.                                   8.75    03/15/32       46,774
        65   Telecom Italia Capital SpA (Luxembourg)                4.00    11/15/08       64,809
        75   Verizon Global Funding Corp.                          6.875    06/15/12       85,742
                                                                                       ----------
                                                                                          830,023
                                                                                       ----------
             TOTAL CORPORATE BONDS
              (COST $1,558,756)                                                         1,664,012
                                                                                       ----------
             ASSET-BACKED SECURITIES (0.1%)
             FINANCE/RENTAL/LEASING
       100   PSE&G Transition Funding LLC
              (Series 2001 - 1 Class A6)
              (COST $107,469)                                       6.61    06/15/15      113,863
                                                                                       ----------
             U.S. GOVERNMENT OBLIGATIONS (0.1%)
       100   U.S. Treasury Strip                                    0.00    02/15/25       36,097
        90   U.S. Treasury Strip                                    0.00    05/15/25       31,888
                                                                                       ----------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
              (COST $59,841)                                                               67,985
                                                                                       ----------

NUMBER OF                                                              EXPIRATION
WARRANTS                                                                  DATE
----------                                                             -----------
              WARRANTS (0.0%)
              TELECOMMUNICATIONS
     1,333    Lucent Technologies Inc.* (COST $0)                       12/10/07              2,106
                                                                                      -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                          COUPON    MATURITY
THOUSANDS                                                           RATE       DATE         VALUE
------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (3.0%)
             REPURCHASE AGREEMENT
$    2,327   Joint repurchase agreement account
              (dated 12/31/04; proceeds $2,327,431) (a)
              (COST $2,327,000)                                     2.223%    01/03/05   $   2,327,000
                                                                                         -------------
             TOTAL INVESTMENTS
              (COST $50,606,254)(b)                                               99.9%     78,631,770
             OTHER ASSETS IN EXCESS OF LIABILITIES                                 0.1          70,875
                                                                                ------   -------------
             NET ASSETS                                                          100.0%  $  78,702,645
                                                                                ======   =============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $52,018,223. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $26,634,188 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $20,641, RESULTING IN NET UNREALIZED APPRECIATION OF $26,613,547.

SUMMARY OF INVESTMENTS

                                                                         PERCENT OF
INDUSTRY                                                  VALUE          NET ASSETS
------------------------------------------------------------------------------------
Electric Utilities                                   $    44,131,747            56.1%
Telecommunications                                        18,224,245            23.1
Energy                                                    13,766,930            17.5
Repurchase Agreement                                       2,327,000             3.0
Finance/Rental/Leasing                                       113,863             0.1
U.S. Government Obligations                                   67,985             0.1
                                                     ---------------    ------------
                                                     $    78,631,770            99.9%
                                                     ===============    ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004

NUMBER OF
 SHARES                                                    VALUE
---------------------------------------------------------------------
             COMMON STOCKS (97.6%)
             AEROSPACE & DEFENSE (0.8%)
    51,500   Northrop Grumman Corp.                     $   2,799,540
                                                        -------------
             AIR FREIGHT/COURIERS (0.2%)
     8,700   FedEx Corp.                                      856,863
                                                        -------------
             ALUMINUM (1.4%)
   161,600   Alcoa, Inc.                                    5,077,472
                                                        -------------
             APPAREL/FOOTWEAR (1.6%)
   105,600   V.F. Corp.                                     5,848,128
                                                        -------------
             AUTO PARTS: O.E.M. (1.5%)
    84,900   Johnson Controls, Inc.                         5,386,056
                                                        -------------
             BEVERAGES:
             NON-ALCOHOLIC (1.4%)
   123,300   Coca-Cola Co. (The)                            5,132,979
                                                        -------------
             BIOTECHNOLOGY (0.7%)
    42,800   Amgen Inc.*                                    2,745,620
                                                        -------------
             CASINO/GAMING (0.3%)
    26,571   Las Vegas Sands Corp.*                         1,275,408
                                                        -------------
             CHEMICALS:
             AGRICULTURAL (0.4%)
    28,900   Monsanto Co.                                   1,605,395
                                                        -------------
             CHEMICALS: MAJOR
             DIVERSIFIED (2.5%)
   182,700   Dow Chemical Co. (The)                         9,045,477
                                                        -------------
             COMPUTER
             COMMUNICATIONS (1.1%)
   187,700   Cisco Systems, Inc.*                           3,622,610
    20,600   Juniper Networks, Inc.*                          560,114
                                                        -------------
                                                            4,182,724
                                                        -------------
             COMPUTER PERIPHERALS (1.3%)
   152,000   EMC Corp.*                                     2,260,240
                                                        -------------
    31,500   Lexmark International, Inc.
             (Class A)*                                     2,677,500
                                                        -------------
                                                            4,937,740
                                                        -------------
             COMPUTER PROCESSING
             HARDWARE (1.4%)
   124,600   Dell Inc.*                                     5,250,644
                                                        -------------
             DATA PROCESSING
             SERVICES (1.9%)
   167,200   First Data Corp.                           $   7,112,688
                                                        -------------
             DISCOUNT STORES (3.0%)
   211,700   Target Corp.                                  10,993,581
                                                        -------------
             DRUGSTORE CHAINS (1.5%)
   120,400   CVS Corp.                                      5,426,428
                                                        -------------
             ELECTRIC UTILITIES (3.2%)
   196,400   Exelon Corp.                                   8,655,348
    42,500   FPL Group, Inc.                                3,176,875
                                                        -------------
                                                           11,832,223
                                                        -------------
             FINANCE/RENTAL/
             LEASING (1.7%)
   219,100   MBNA Corp.                                     6,176,429
                                                        -------------
             FINANCIAL CONGLOMERATES (3.7%)
   205,600   Citigroup, Inc.                                9,905,808
    92,800   J.P. Morgan Chase & Co.                        3,620,128
                                                        -------------
                                                           13,525,936
                                                        -------------
             FOOD: MAJOR DIVERSIFIED (2.7%)
   192,200   PepsiCo, Inc.                                 10,032,840
                                                        -------------
             HOME IMPROVEMENT
             CHAINS (2.7%)
   227,400   Home Depot, Inc. (The)                         9,719,076
                                                        -------------
             HOUSEHOLD/PERSONAL
             CARE (4.2%)
   156,400   Avon Products, Inc.                            6,052,680
   167,600   Procter & Gamble Co. (The)                     9,231,408
                                                        -------------
                                                           15,284,088
                                                        -------------
             INDUSTRIAL
             CONGLOMERATES (9.7%)
   139,800   3M Co.                                        11,473,386
   280,900   General Electric Co.                          10,252,850
    48,600   Tyco International Ltd.
              (Bermuda)                                     1,736,964
   116,100   United Technologies Corp.                     11,998,935
                                                        -------------
                                                           35,462,135
                                                        -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                    VALUE
---------------------------------------------------------------------
             INFORMATION TECHNOLOGY
             SERVICES (2.6%)
    96,800   International Business
             Machines Corp.                             $   9,542,544
                                                        -------------
             INTEGRATED OIL (7.0%)
   164,800   BP PLC (ADR) (United Kingdom)                  9,624,320
   100,500   ChevronTexaco Corp.                            5,277,255
   208,600   Exxon Mobil Corp.                             10,692,836
                                                           25,594,411
                                                        -------------
             INTERNET SOFTWARE/
             SERVICES (0.3%)
    31,100   Yahoo! Inc.*                                   1,171,848
                                                        -------------
             INVESTMENT BANKS/
             Brokers (4.7%)
    49,100   Goldman Sachs Group,
             Inc. (The)                                     5,108,364
    45,500   Lehman Brothers
             Holdings Inc.                                  3,980,340
   133,400   Merrill Lynch & Co., Inc.                      7,973,318
                                                        -------------
                                                           17,062,022
                                                        -------------
             INVESTMENT MANGERS (1.5%)
   177,700   Mellon Financial Corp.                         5,528,247
                                                        -------------
             LIFE/HEALTH INSURANCE (1.5%)
    17,200   AFLAC, Inc.                                      685,248
   105,400   Lincoln National Corp.                         4,920,072
                                                        -------------
                                                            5,605,320
                                                        -------------
             MAJOR BANKS (4.7%)
   326,000   Bank of America Corp.                         15,318,740
    28,700   Comerica, Inc.                                 1,751,274
                                                        -------------
                                                           17,070,014
                                                        -------------
             MAJOR
             TELECOMMUNICATIONS (2.2%)
   198,300   Verizon Communications Inc.                    8,033,133
                                                        -------------
             Managed Health Care (2.4%)
    88,000   Caremark Rx, Inc.*                             3,469,840
    58,600   UnitedHealth Group Inc.                        5,158,558
                                                        -------------
                                                            8,628,398
                                                        -------------
             MEDICAL SPECIALTIES (1.3%)
    20,300   Fisher Scientific
             International, Inc.*                       $   1,266,314
    71,800   Medtronic, Inc.                                3,566,306
                                                        -------------
                                                            4,832,620
                                                        -------------
             MOTOR VEHICLES (0.3%)
    17,600   Harley-Davidson, Inc.                          1,069,200
                                                        -------------
             MULTI-LINE INSURANCE (0.7%)
    38,100   American International
             Group, Inc.                                    2,502,027
                                                        -------------
             OFFICE EQUIPMENT/
             SUPPLIES (2.2%)
   174,300   Pitney Bowes, Inc.                             8,066,604
                                                        -------------
             OIL & GAS PRODUCTION (1.3%)
    79,800   Devon Energy Corp.                             3,105,816
    46,000   XTO Energy Inc.                                1,627,480
                                                        -------------
                                                            4,733,296
                                                        -------------
             OILFIELD SERVICES/
             EQUIPMENT (1.3%)
   117,200   Halliburton Co.                                4,598,928
                                                        -------------
             PACKAGED SOFTWARE (3.4%)
    10,100   Mercury Interactive Corp.*                       460,055
   312,000   Microsoft Corp.                                8,333,520
    47,000   SAP AG (ADR) (Germany)                         2,077,870
    29,400   Symantec Corp.*                                  757,344
    26,400   VERITAS Software Corp.*                          753,720
                                                        -------------
                                                           12,382,509
                                                        -------------
             PHARMACEUTICALS: MAJOR (6.3%)
    32,800   Abbott Laboratories                            1,530,120
   156,100   Bristol-Myers Squibb Co.                       3,999,282
    86,300   Johnson & Johnson                              5,473,146
   184,260   Pfizer, Inc.                                   4,954,751
   166,700   Wyeth                                          7,099,753
                                                        -------------
                                                           23,057,052
                                                        -------------
             PHARMACEUTICALS: OTHER (0.9%)
   108,200   Teva Pharmaceutical Industries
              Ltd. (ADR) (Israel)                           3,230,852
                                                        -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                    VALUE
---------------------------------------------------------------------
             RAILROADS (0.5%)
    40,400   Burlington Northern Santa
             Fe Corp.                                   $   1,911,324
                                                        -------------
             SEMICONDUCTORS (2.2%)
   171,700   Intel Corp.                                    4,016,063
    42,700   Marvell Technology Group
              Ltd. (Bermuda)*                               1,514,569
    79,300   RF Micro Devices, Inc.*                          542,412
    76,900   Texas Instruments Inc.                         1,893,278
                                                        -------------
                                                            7,966,322
                                                        -------------
             TELECOMMUNICATION
             EQUIPMENT (0.7%)
    61,800   QUALCOMM Inc.                                  2,620,320
                                                        -------------
             TRUCKS/CONSTRUCTION/
             FARM MACHINERY (0.7%)
    34,600   Deere & Co.                                    2,574,240
                                                        -------------
             TOTAL COMMON STOCKS
             (COST $267,916,395)                          357,490,701
                                                        -------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
             CONVERTIBLE BOND (0.1%)
             WIRELESS
             TELECOMMUNICATIONS
$      408   Nextel Communications, Inc.
             5.25% due 01/15/10
              (COST $394,005)                                 419,730
                                                        -------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                   VALUE
---------------------------------------------------------------------
             SHORT-TERM INVESTMENT (2.4%)
             REPURCHASE AGREEMENT
$    8,711   Joint repurchase agreement
              account 2.223% due 01/03/05
              (dated 12/31/04; proceeds
              $8,712,613) (a)
              (COST $8,711,000)                         $   8,711,000
                                                        -------------
TOTAL INVESTMENTS
 (COST $277,021,400) (b)                        100.1%    366,621,431
LIABILITIES IN EXCESS OF OTHER
  ASSETS                                         (0.1)       (214,367)
                                                -----   -------------
NET ASSETS                                      100.0%  $ 366,407,064
                                                =====   =============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $282,049,677. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $87,714,734 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,142,980, RESULTING IN NET UNREALIZED APPRECIATION OF $84,571,754.

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
SUMMARY OF INVESTMENTS - DECEMBER 31, 2004

                                                              PERCENT OF
INDUSTRY                                        VALUE         NET ASSETS
------------------------------------------------------------------------
Industrial Conglomerates                     $  35,462,135           9.7%
Integrated Oil                                  25,594,411           7.0
Pharmaceuticals: Major                          23,057,052           6.3
Major Banks                                     17,070,014           4.7
Investment Banks/Brokers                        17,062,022           4.7
Household/Personal Care                         15,284,088           4.2
Financial Conglomerates                         13,525,936           3.7
Packaged Software                               12,382,509           3.4
Electric Utilities                              11,832,223           3.2
Discount Stores                                 10,993,581           3.0
Food: Major Diversified                         10,032,840           2.7
Home Improvement Chains                          9,719,076           2.7
Information Technology
  Services                                       9,542,544           2.6
Chemicals: Major
  Diversified                                    9,045,477           2.5
Repurchase Agreement                             8,711,000           2.4
Managed Health Care                              8,628,398           2.4
Office Equipment/Supplies                        8,066,604           2.2
Major Telecommunications                         8,033,133           2.2
Semiconductors                                   7,966,322           2.2
Data Processing Services                         7,112,688           1.9
Finance/Rental/Leasing                           6,176,429           1.7
Apparel/Footwear                                 5,848,128           1.6
Life/Health Insurance                            5,605,320           1.5
Investment Managers                              5,528,247           1.5
Drugstore Chains                                 5,426,428           1.5
Auto Parts: O.E.M.                               5,386,056           1.5
Computer Processing
  Hardware                                   $   5,250,644           1.4%
Beverages: Non-Alcoholic                         5,132,979           1.4
Aluminum                                         5,077,472           1.4
Computer Peripherals                             4,937,740           1.3
Medical Specialties                              4,832,620           1.3
Oil & Gas Production                             4,733,296           1.3
Oilfield Services/
  Equipment                                      4,598,928           1.3
Computer Communications                          4,182,724           1.1
Pharmaceuticals: Other                           3,230,852           0.9
Aerospace & Defense                              2,799,540           0.8
Biotechnology                                    2,745,620           0.7
Telecommunication
  Equipment                                      2,620,320           0.7
Trucks/Construction/
  Farm Machinery                                 2,574,240           0.7
Multi-Line Insurance                             2,502,027           0.7
Railroads                                        1,911,324           0.5
Chemicals: Agricultural                          1,605,395           0.4
Casino/Gaming                                    1,275,408           0.3
Internet Software/Services                       1,171,848           0.3
Motor Vehicles                                   1,069,200           0.3
Air Freight/Couriers                               856,863           0.2
Wireless
  Telecommunications                               419,730           0.1
                                             -------------    ----------
                                             $ 366,621,431         100.1%
                                             =============    ==========

                        See Notes to Financial Statements

Equally-Weighted S&P 500
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004

NUMBER OF
 SHARES                                                    VALUE
---------------------------------------------------------------------
             COMMON STOCKS (99.1%)
             ADVERTISING/MARKETING
             SERVICES (0.4%)
    32,769   Interpublic Group of
              Companies, Inc. (The)*                    $     439,105
     5,289   Omnicom Group, Inc.                              445,968
                                                        -------------
                                                              885,073
                                                        -------------
             AEROSPACE & DEFENSE (1.5%)
     8,374   Boeing Co.                                       433,522
     4,139   General Dynamics Corp.                           432,939
    13,912   Goodrich Corp.                                   454,088
     5,838   L-3 Communications
              Holdings, Inc.                                  427,575
     7,360   Lockheed Martin Corp.                            408,848
     7,552   Northrop Grumman Corp.                           410,527
    11,183   Raytheon Co.                                     434,236
    10,917   Rockwell Collins, Inc.                           430,566
                                                        -------------
                                                            3,432,301
                                                        -------------
             AGRICULTURAL COMMODITIES/
             MILLING (0.2%)
    19,798   Archer-Daniels-Midland Co.                       441,693
                                                        -------------
             AIR FREIGHT/COURIERS (0.4%)
     4,463   FedEx Corp.                                      439,561
     5,077   United Parcel Service,
              Inc. (Class B)                                  433,880
                                                        -------------
                                                              873,441
                                                        -------------
             AIRLINES (0.4%)
    57,089   Delta Air Lines, Inc.*                           427,026
    27,640   Southwest Airlines Co.                           449,979
                                                        -------------
                                                              877,005
                                                        -------------
             ALTERNATIVE POWER
             GENERATION (0.2%)
   120,155   Calpine Corp.*                                   473,411
                                                        -------------
             ALUMINUM (0.2%)
    14,042   Alcoa, Inc.                                      441,200
                                                        -------------
             APPAREL/FOOTWEAR (1.4%)
     9,459   Cintas Corp.                                     414,872
     7,895   Coach, Inc.*                                     445,278
    12,025   Jones Apparel Group, Inc.                  $      439,754
    10,801   Liz Claiborne, Inc.                              455,910
     5,077   Nike, Inc. (Class B)                             460,433
    10,669   Reebok International Ltd.                        469,436
     8,108   V.F. Corp.                                       449,021
                                                        -------------
                                                            3,134,704
                                                        -------------
             APPAREL/FOOTWEAR RETAIL (0.7%)
    21,422   Gap, Inc. (The)                                  452,433
    18,181   Limited Brands, Inc.                             418,527
     9,430   Nordstrom, Inc.                                  440,664
    17,687   TJX Companies, Inc. (The)                        444,474
                                                        -------------
                                                            1,756,098
                                                        -------------
             AUTO PARTS: O.E.M. (1.0%)
    26,070   Dana Corp.                                       451,793
    51,617   Delphi Corp.                                     465,585
     6,264   Eaton Corp.                                      453,263
     7,072   Johnson Controls, Inc.                           448,648
    44,826   Visteon Corp.                                    437,950
                                                        -------------
                                                            2,257,239
                                                        -------------
             AUTOMOTIVE AFTERMARKET (0.4%)
    20,819   Cooper Tire & Rubber Co.                         448,649
    30,543   Goodyear Tire & Rubber
              Co. (The)*                                      447,760
                                                        -------------
                                                              896,409
                                                        -------------
             BEVERAGES: ALCOHOLIC (0.6%)
     8,624   Anheuser-Busch
              Companies, Inc.                                 437,495
     8,839   Brown-Forman Corp.
              (Class B)                                       430,282
     5,844   Coors (Adolph) Co.
              (Class B)                                       442,215
                                                        -------------
                                                            1,309,992
                                                        -------------
             BEVERAGES:
             NON-ALCOHOLIC (0.6%)
    10,604   Coca-Cola Co. (The)                              441,444
    20,352   Coca-Cola Enterprises Inc.                       424,339
    15,616   Pepsi Bottling Group, Inc. (The)                 422,257
                                                        -------------
                                                            1,288,040
                                                        -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               BIOTECHNOLOGY (1.4%)
       6,896   Amgen Inc.*                       $    442,378
       6,619   Biogen Idec Inc.*                      440,892
      13,647   Chiron Corp.*                          454,854
       7,846   Genzyme Corp.*                         455,617
      12,248   Gilead Sciences, Inc.*                 428,557
      15,814   MedImmune, Inc.*                       428,717
       8,624   Millipore Corp.*                       429,561
                                                 ------------
                                                    3,080,576
                                                 ------------
               BROADCASTING (0.4%)
      12,594   Clear Channel
                 Communications, Inc.                 421,773
      14,720   Univision Communications
                 Inc. (Class A)*                      430,854
                                                 ------------
                                                      852,627
                                                 ------------
               BUILDING PRODUCTS (0.4%)
      10,566   American Standard
                 Companies, Inc.*                     436,587
      11,913   Masco Corp.                            435,182
                                                 ------------
                                                      871,769
                                                 ------------
               CABLE/SATELLITE TV (0.2%)
      14,015   Comcast Corp. (Class A)*               466,419
                                                 ------------
               CASINO/GAMING (0.4%)
       6,709   Harrah's Entertainment, Inc.           448,765
      12,734   International Game
                 Technology.                          437,795
                                                 ------------
                                                      886,560
                                                 ------------
               CHEMICALS: AGRICULTURAL (0.2%)
       8,550   Monsanto Co.                           474,952
                                                 ------------
               CHEMICALS: MAJOR
               DIVERSIFIED (1.2%)
       8,852   Dow Chemical Co. (The)                 438,262
       9,094   Du Pont (E.I.) de
                 Nemours & Co.                        446,061
       7,614   Eastman Chemical Co.                   439,556
      15,128   Engelhard Corp.                        463,976
      29,410   Hercules Inc.*                         436,739
       9,852   Rohm & Haas Co.                        435,754
                                                 ------------
                                                    2,660,348
                                                 ------------
               CHEMICALS: SPECIALTY (0.8%)
       7,650   Air Products & Chemicals, Inc.    $    443,471
      15,144   Great Lakes Chemical Corp.             431,453
       9,926   Praxair, Inc.                          438,233
       7,202   Sigma-Aldrich Corp.                    435,433
                                                 ------------
                                                    1,748,590
                                                 ------------
               COMMERCIAL PRINTING/
               FORMS (0.2%)
      12,734   Donnelley (R.R.) & Sons Co.            449,383
                                                 ------------
               COMPUTER
               COMMUNICATIONS (0.6%)
      25,432   Avaya Inc.*                            437,430
      22,482   Cisco Systems, Inc.*                   433,903
      11,949   QLogic Corp.*                          438,887
                                                 ------------
                                                    1,310,220
                                                 ------------
               COMPUTER PERIPHERALS (0.6%)
      30,479   EMC Corp.*                             453,223
       4,987   Lexmark International, Inc.
                 (Class A)*                           423,895
      12,794   Network Appliance, Inc.*               425,017
                                                 ------------
                                                    1,302,135
                                                 ------------
               COMPUTER PROCESSING
               HARDWARE (1.2%)
       6,549   Apple Computer, Inc.*                  421,756
      10,318   Dell Inc.*                             434,801
      74,558   Gateway, Inc.*                         448,094
      20,720   Hewlett-Packard Co.                    434,498
       6,276   NCR Corp.*                             434,487
      82,606   Sun Microsystems, Inc.*                444,420
                                                 ------------
                                                    2,618,056
                                                 ------------
               CONSTRUCTION MATERIALS (0.2%)
       8,031   Vulcan Materials Co.                   438,573
                                                 ------------
               CONTAINERS/PACKAGING (1.0%)
       9,803   Ball Corp.                             431,136
      15,293   Bemis Company, Inc.                    444,873
      17,622   Pactiv Corp.*                          445,660
       8,349   Sealed Air Corp.*                      444,751
       6,841   Temple-Inland Inc.                     467,924
                                                 ------------
                                                    2,234,344
                                                 ------------

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                                       75

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               CONTRACT DRILLING (0.8%)
       8,408   Nabors Industries,
                 Ltd. (Bermuda)*                 $    431,246
       8,921   Noble Corp.*                           443,731
      17,071   Rowan Companies, Inc.*                 442,139
      10,781   Transocean Inc.
                 (Cayman Islands)*                    457,007
                                                 ------------
                                                    1,774,123
                                                 ------------
               DATA PROCESSING SERVICES (1.6%)
       7,480   Affiliated Computer Services,
                 Inc. (Class A)*                      450,221
       9,872   Automatic Data
                 Processing, Inc                      437,823
       7,670   Computer Sciences Corp.*               432,358
      30,226   Convergys Corp.*                       453,088
      10,409   First Data Corp.                       442,799
      11,538   Fiserv, Inc.*                          463,712
      13,169   Paychex, Inc.                          448,800
      16,154   SunGard Data Systems Inc.*             457,643
                                                 ------------
                                                    3,586,444
                                                 ------------
               DEPARTMENT STORES (1.2%)
      16,571   Dillard's, Inc. (Class A)              445,263
       7,934   Federated Department
                 Stores, Inc.                         458,506
       9,430   Kohl's Corp.*                          463,673
      15,538   May Department Stores Co.              456,817
      10,912   Penney (J.C.) Co., Inc.                451,757
       8,397   Sears, Roebuck & Co.                   428,499
                                                 ------------
                                                    2,704,515
                                                 ------------
               DISCOUNT STORES (1.2%)
      36,286   Big Lots, Inc.*                        440,149
       9,096   Costco Wholesale Corp.                 440,337
      21,743   Dollar General Corp.                   451,602
      14,660   Family Dollar Stores, Inc.             457,832
       8,513   Target Corp.                           442,080
       8,268   Wal-Mart Stores, Inc.                  436,716
                                                 ------------
                                                    2,668,716
                                                 ------------
               DRUGSTORE CHAINS (0.4%)
       9,716   CVS Corp.                         $    437,900
      11,203   Walgreen Co.                           429,859
                                                 ------------
                                                      867,759
                                                 ------------
               ELECTRIC UTILITIES (5.1%)
      34,809   AES Corp. (The)*                       475,839
      22,378   Allegheny Energy, Inc.*                441,070
       8,772   Ameren Corp.                           439,828
      12,497   American Electric Power
                 Co., Inc.                            429,147
      38,873   CenterPoint Energy, Inc.               439,265
      10,389   Cinergy Corp.                          432,494
      42,845   CMS Energy Corp.*                      447,730
       9,867   Consolidated Edison, Inc.              431,681
      10,122   Constellation Energy
                 Group, Inc.                          442,433
       6,383   Dominion Resources, Inc.               432,384
       9,876   DTE Energy Co.                         425,952
      16,938   Duke Energy Corp.                      429,040
      13,934   Edison International                   446,306
       6,575   Entergy Corp.                          444,404
      10,238   Exelon Corp.                           451,189
      11,241   FirstEnergy Corp.                      444,132
       5,829   FPL Group, Inc.                        435,718
      13,241   PG&E Corp.*                            440,660
       9,861   Pinnacle West Capital Corp.            437,927
       8,373   PPL Corp.                              446,113
       9,569   Progress Energy, Inc.                  432,902
       9,562   Public Service Enterprise
                 Group, Inc.                          495,025
      13,137   Southern Co. (The)                     440,352
      29,058   TECO Energy, Inc.                      445,750
       6,812   TXU Corp.                              439,783
      23,847   Xcel Energy, Inc.                      434,015
                                                 ------------
                                                   11,501,139
                                                 ------------
               ELECTRICAL PRODUCTS (1.0%)
      21,349   American Power
                 Conversion Corp.                     456,869

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                                       76

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
       6,453   Cooper Industries Ltd.
                 (Class A) (Bermuda)             $    438,094
       6,228   Emerson Electric Co.                   436,583
      14,810   Molex Inc.                             444,300
      46,106   Power-One, Inc.*                       411,266
                                                 ------------
                                                    2,187,112
                                                 ------------
               ELECTRONIC COMPONENTS (0.5%)
      16,685   Jabil Circuit, Inc.*                   426,802
      51,373   Sanmina-SCI Corp.*                     435,129
      73,304   Solectron Corp.*                       390,710
                                                 ------------
                                                    1,252,641
                                                 ------------
               ELECTRONIC EQUIPMENT/
               INSTRUMENTS (1.6%)
      18,419   Agilent Technologies, Inc.*            443,898
     143,004   JDS Uniphase Corp.*                    453,323
       9,207   Rockwell Automation, Inc.              456,207
      13,690   Scientific-Atlanta, Inc.               451,907
      28,267   Symbol Technologies, Inc.              489,019
      14,138   Tektronix, Inc.                        427,109
      14,161   Thermo Electron Corp.*                 427,521
      26,354   Xerox Corp.*                           448,282
                                                 ------------
                                                    3,597,266
                                                 ------------
               ELECTRONIC PRODUCTION
               EQUIPMENT (0.8%)
      25,551   Applied Materials, Inc.*               436,922
       9,475   KLA-Tencor Corp.*                      441,346
      15,872   Novellus Systems, Inc.*                442,670
      26,579   Teradyne, Inc.*                        453,704
                                                 ------------
                                                    1,774,642
                                                 ------------
               ELECTRONICS/APPLIANCE
               STORES (0.6%)
       7,520   Best Buy Co., Inc.                     446,838
      28,544   Circuit City Stores - Circuit
                 City Group                           446,428
      13,824   RadioShack Corp.                       454,533
                                                 ------------
                                                    1,347,799
                                                 ------------
               ELECTRONICS/APPLIANCES (0.6%)
      13,613   Eastman Kodak Co.                      439,019
      20,989   Maytag Corp.                      $    442,868
       6,445   Whirlpool Corp.                        446,058
                                                 ------------
                                                    1,327,945
                                                 ------------
               ENGINEERING &
               CONSTRUCTION (0.2%)
       8,197   Fluor Corp.                            446,818
                                                 ------------
               ENVIRONMENTAL SERVICES (0.4%)
      48,842   Allied Waste Industries, Inc.*         453,254
      14,428   Waste Management, Inc.                 431,974
                                                 ------------
                                                      885,228
                                                 ------------
               FINANCE/RENTAL/LEASING (1.8%)
       5,330   Capital One Financial Corp.            448,839
       9,834   CIT Group, Inc.                        450,594
      12,166   Countrywide Financial Corp.            450,264
       6,293   Fannie Mae                             448,125
       6,164   Freddie Mac                            454,287
      15,924   MBNA Corp.                             448,898
      27,959   Providian Financial Corp.*             460,485
       8,068   Ryder System, Inc.                     385,408
       8,152   SLM Corp.                              435,235
                                                 ------------
                                                    3,982,135
                                                 ------------
               FINANCIAL CONGLOMERATES (1.2%)
       7,811   American Express Co.                   440,306
       9,270   Citigroup, Inc.                        446,629
      11,203   JP Morgan Chase & Co.                  437,029
      10,920   Principal Financial Group, Inc.        447,065
       8,158   Prudential Financial, Inc.             448,364
       9,062   State Street Corp.                     445,125
                                                 ------------
                                                    2,664,518
                                                 ------------
               FINANCIAL PUBLISHING/
               Services (0.6%)
      15,571   Equifax, Inc.                          437,545
       4,893   McGraw-Hill Companies,
                 Inc. (The)                           447,905
       5,194   Moody's Corp.                          451,099
                                                 ------------
                                                    1,336,549
                                                 ------------

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                                       77

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               Food Distributors (0.2%)
      11,753   SYSCO Corp.                       $    448,612
                                                 ------------
               FOOD RETAIL (0.8%)
      18,599   Albertson's, Inc.                      444,144
      25,284   Kroger Co.*                            443,481
      22,764   Safeway Inc.*                          449,361
      12,805   Supervalu, Inc.                        442,029
                                                 ------------
                                                    1,779,015
                                                 ------------
               FOOD: MAJOR DIVERSIFIED (1.4%)
      14,390   Campbell Soup Co.                      430,117
      15,785   ConAgra Foods Inc.                     464,868
       9,019   General Mills, Inc.                    448,334
      11,296   Heinz (H.J.) Co.                       440,431
       9,801   Kellogg Co.                            437,713
       8,336   PepsiCo, Inc.                          435,139
      17,809   Sara Lee Corp.                         429,909
                                                 ------------
                                                    3,086,511
                                                 ------------
               FOOD: SPECIALTY/CANDY (0.6%)
       7,759   Hershey Foods Corp.                    430,935
      11,447   McCormick & Co., Inc.
                 (Non-Voting)                         441,854
       6,377   Wrigley (Wm.) Jr. Co.                  441,225
                                                 ------------
                                                    1,314,014
                                                 ------------
               FOREST PRODUCTS (0.4%)
      16,634   Louisiana-Pacific Corp.                444,793
       6,525   Weyerhaeuser Co.                       438,611
                                                 ------------
                                                      883,404
                                                 ------------
               GAS DISTRIBUTORS (1.2%)
     100,037   Dynegy, Inc. (Class A)*                462,171
      11,200   KeySpan Corp.                          441,840
      11,671   Nicor Inc.                             431,127
      20,072   NiSource, Inc.                         457,240
       9,688   Peoples Energy Corp.                   425,788
      12,008   Sempra Energy                          440,453
                                                 ------------
                                                    2,658,619
                                                 ------------
               HOME BUILDING (0.6%)
       7,468   Centex Corp.                           444,943
       4,130   KB Home                           $    431,172
       6,730   Pulte Homes, Inc.                      429,374
                                                 ------------
                                                    1,305,489
                                                 ------------
               HOME FURNISHINGS (0.4%)
      14,685   Leggett & Platt, Inc.                  417,495
      19,130   Newell Rubbermaid, Inc.                462,755
                                                 ------------
                                                      880,250
                                                 ------------
               Home Improvement
               Chains (0.6%)
      10,241   Home Depot, Inc. (The)                 437,700
       7,580   Lowe's Companies, Inc.                 436,532
       9,937   Sherwin-Williams Co.                   443,488
                                                 ------------
                                                    1,317,720
                                                 ------------
               Hospital/Nursing
               Management (0.8%)
      10,737   HCA, Inc.                              429,051
      19,239   Health Management
                 Associates, Inc.(Class A)            439,024
      12,522   Manor Care, Inc.                       443,654
      41,698   Tenet Healthcare Corp.*                457,844
                                                 ------------
                                                    1,767,659
                                                 ------------
               HOTELS/RESORTS/
               CRUISELINES (0.8%)
       7,813   Carnival Corp. (Panama)                450,263
      19,576   Hilton Hotels Corp.                    445,158
       6,971   Marriott International, Inc.
                 (Class A)                            439,034
       7,665   Starwood Hotels & Resorts
                 Worldwide, Inc.                      447,636
                                                 ------------
                                                    1,782,091
                                                 ------------
               HOUSEHOLD/PERSONAL
               CARE (1.5%)
       9,170   Alberto-Culver Co. (Class B)           445,387
      11,334   Avon Products, Inc.                    438,626
       7,415   Clorox Co. (The)                       436,966
       8,740   Colgate-Palmolive Co.                  447,138
       9,660   Gillette Co. (The)                     432,575

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                                       78

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
      10,248   International Flavors &
                 Fragrances, Inc.                $    439,024
       6,736   Kimberly-Clark Corp.                   443,296
       7,774   Procter & Gamble Co. (The)             428,192
                                                 ------------
                                                    3,511,204
                                                 ------------
               INDUSTRIAL
               CONGLOMERATES (1.8%)
       5,458   3M Co.                                 447,938
       7,715   Danaher Corp.                          442,918
      11,753   General Electric Co.**                 428,985
      12,248   Honeywell International, Inc.          433,702
       5,418   Ingersoll-Rand Co. Ltd.
                 (Class A) (Bermuda)                  435,065
       5,264   ITT Industries, Inc.                   444,545
       5,987   Textron, Inc.                          441,841
      12,613   Tyco International Ltd.
                 (Bermuda)                            450,789
       4,276   United Technologies Corp.              441,925
                                                 ------------
                                                    3,967,708
                                                 ------------
               INDUSTRIAL MACHINERY (0.4%)
       4,748   Illinois Tool Works Inc.               440,045
       5,744   Parker-Hannifin Corp.                  435,051
                                                 ------------
                                                      875,096
                                                 ------------
               INDUSTRIAL SPECIALTIES (0.4%)
      12,587   Ecolab Inc.                            442,181
       6,491   PPG Industries, Inc.                   442,427
                                                 ------------
                                                      884,608
                                                 ------------
               INFORMATION TECHNOLOGY
               SERVICES (1.0%)
      17,349   Citrix Systems, Inc.*                  425,571
      19,673   Electronic Data
                 Systems Corp.                        454,446
       4,475   International Business
                 Machines Corp.                       441,146
      16,527   PeopleSoft, Inc.*                      437,635
      44,965   Unisys Corp.*                          457,744
                                                 ------------
                                                    2,216,542
                                                 ------------
               INSURANCE BROKERS/
               SERVICES (0.4%)
      18,816   AON Corp.                         $    448,950
      13,651   Marsh & McLennan
                 Companies, Inc.                      449,118
                                                 ------------
                                                      898,068
                                                 ------------
               INTEGRATED OIL (0.8%)
       5,159   Amerada Hess Corp.                     424,998
       8,392   ChevronTexaco Corp.                    440,664
       5,009   ConocoPhillips                         434,931
       8,705   Exxon Mobil Corp.                      446,218
                                                 ------------
                                                    1,746,811
                                                 ------------
               INTERNET SOFTWARE/
               SERVICES (0.4%)
      43,791   Siebel Systems, Inc.*                  459,806
      11,762   Yahoo! Inc.*                           443,192
                                                 ------------
                                                      902,998
                                                 ------------
               INVESTMENT BANKS/
               BROKERS (1.4%)
       4,138   Bear Stearns Companies,
                 Inc. (The)                           423,359
      29,711   E*TRADE Group, Inc.*                   444,179
       4,138   Goldman Sachs Group,
                 Inc. (The)                           430,518
       5,013   Lehman Brothers
                 Holdings Inc.                        438,537
       7,290   Merrill Lynch & Co., Inc.              435,723
       7,951   Morgan Stanley (Note 4)                441,440
      36,560   Schwab (Charles) Corp. (The)           437,258
                                                 ------------
                                                    3,051,014
                                                 ------------
               INVESTMENT MANAGERS (1.0%)
      13,979   Federated Investors,
                 Inc. (Class B)                       424,962
       6,507   Franklin Resources, Inc.               453,213
      26,354   Janus Capital Group, Inc.              443,011
      14,106   Mellon Financial Corp.                 438,838
       7,022   T. Rowe Price Group, Inc.              436,768
                                                 ------------
                                                    2,196,792
                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               LIFE/HEALTH INSURANCE (1.2%)
      11,030   AFLAC, Inc.                       $    439,435
       8,285   Jefferson-Pilot Corp.                  430,489
       9,288   Lincoln National Corp.                 433,564
      10,690   MetLife, Inc.                          433,052
       7,676   Torchmark Corp.                        438,607
      25,808   UnumProvident Corp.                    462,996
                                                 ------------
                                                    2,638,143
                                                 ------------
               MAJOR BANKS (2.4%)
       9,463   Bank of America Corp.                  444,666
      13,217   Bank of New York Co.,
                 Inc. (The)                           441,712
      10,360   BB&T Corp.                             435,638
       7,291   Comerica, Inc.                         444,897
      18,395   Huntington Bancshares, Inc.            455,828
      13,181   KeyCorp                                446,836
      11,804   National City Corp.                    443,240
       7,832   PNC Financial Services Group           449,870
      12,444   Regions Financial Corp.                442,882
       5,987   SunTrust Banks, Inc.                   442,320
       8,214   Wachovia Corp.                         432,056
       6,949   Wells Fargo & Co.                      431,880
                                                 ------------
                                                    5,311,825
                                                 ------------
               MAJOR
               TELECOMMUNICATIONS (1.1%)
       7,462   ALLTEL Corp.                           438,467
      22,752   AT&T Corp.                             433,653
      15,336   BellSouth Corp.                        426,187
      16,971   SBC Communications, Inc.               437,343
      17,788   Sprint Corp.                           442,032
      10,796   Verizon Communications Inc.            437,346
                                                 ------------
                                                    2,615,028
                                                 ------------
               MANAGED HEALTH CARE (1.2%)
       3,529   Aetna, Inc.                            440,243
      11,405   Caremark Rx, Inc.*                     449,699
       5,458   CIGNA Corp.                            445,209
      14,770   Humana, Inc.*                          438,521
       5,068   UnitedHealth Group Inc.                446,136
       3,762   WellPoint Inc.*                        432,630
                                                 ------------
                                                    2,652,438
                                                 ------------
               MEDIA CONGLOMERATES (0.8%)
      15,831   Disney (Walt) Co. (The)           $    440,102
      23,918   News Corp Inc. (Class A)               446,310
      22,367   Time Warner, Inc.*                     434,814
      12,173   Viacom Inc. (Class B)
                 (Non-Voting)                         442,975
                                                 ------------
                                                    1,764,201
                                                 ------------
               MEDICAL DISTRIBUTORS (0.6%)
       6,929   AmerisourceBergen Corp.                406,594
       7,546   Cardinal Health, Inc.                  438,800
      13,466   McKesson Corp.                         423,640
                                                 ------------
                                                    1,269,034
                                                 ------------
               MEDICAL SPECIALTIES (3.2%)
      20,477   Applera Corp. - Applied
                 Biosystems Group                     428,174
       6,862   Bard (C.R.), Inc.                      439,031
       6,699   Bausch & Lomb, Inc.                    431,818
      13,008   Baxter International, Inc.             449,296
       7,559   Becton, Dickinson & Co.                429,351
      10,082   Biomet, Inc.                           437,458
      12,296   Boston Scientific Corp.*               437,123
       7,130   Fisher Scientific
                 International, Inc.*                 444,769
       6,083   Guidant Corp.                          438,584
      13,051   Hospira, Inc.*                         437,209
       9,032   Medtronic, Inc.                        448,619
      15,107   Pall Corp.                             437,348
      19,222   PerkinElmer, Inc.                      432,303
      10,703   St. Jude Medical, Inc.*                448,777
       9,544   Stryker Corp.                          460,498
       9,309   Waters Corp.*                          435,568
       5,472   Zimmer Holdings, Inc.*                 438,417
                                                 ------------
                                                    7,474,343
                                                 ------------
               MISCELLANEOUS COMMERCIAL
               SERVICES (0.2%)
      19,462   Sabre Holdings Corp.                   431,278
                                                 ------------
               MISCELLANEOUS
               MANUFACTURING (0.2%)
      10,384   Dover Corp.                            435,505
                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               MOTOR VEHICLES (0.6%)
      30,672   Ford Motor Co.                    $    449,038
      11,118   General Motors Corp.                   445,387
       7,380   Harley-Davidson, Inc.                  448,335
                                                 ------------
                                                    1,342,760
                                                 ------------
               MULTI-LINE INSURANCE (0.8%)
       6,765   American International
                 Group, Inc.                          444,258
       6,491   Hartford Financial Services
                 Group, Inc. (The) (Note 4)           449,891
       6,284   Loews Corp.                            441,765
       8,550   Safeco Corp.                           446,652
                                                 ------------
                                                    1,782,566
                                                 ------------
               OFFICE EQUIPMENT/
               Supplies (0.4%)
       7,123   Avery Dennison Corp.                   427,166
       9,699   Pitney Bowes, Inc.                     448,870
                                                 ------------
                                                      876,036
                                                 ------------
               OIL & Gas Pipelines (0.6%)
      42,428   El Paso Corp.                          441,251
       6,074   Kinder Morgan, Inc.                    444,192
      27,007   Williams Companies,
                 Inc. (The)                           439,944
                                                 ------------
                                                    1,325,387
                                                 ------------
               OIL & Gas Production (1.6%)
       6,539   Anadarko Petroleum Corp.               423,793
       8,636   Apache Corp.                           436,723
       9,962   Burlington Resources, Inc.             433,347
      10,923   Devon Energy Corp.                     425,123
       6,070   EOG Resources, Inc.                    433,155
       7,405   Kerr-McGee Corp.                       427,935
       7,635   Occidental Petroleum Corp.             445,579
      10,082   Unocal Corp.                           435,946
       6,300   XTO Energy Inc.                        222,894
                                                 ------------
                                                    3,684,495
                                                 ------------
               OIL REFINING/MARKETING (0.8%)
       7,574   Ashland, Inc.                          442,170
      11,696   Marathon Oil Corp.                     439,887
       5,268   Sunoco, Inc.                      $    430,448
       9,664   Valero Energy Corp.                    438,746
                                                 ------------
                                                    1,751,251
                                                 ------------
               OILFIELD SERVICES/
               EQUIPMENT (0.8%)
      10,200   Baker Hughes Inc.                      435,234
       9,213   BJ Services Co.                        428,773
      11,047   Halliburton Co.                        433,484
       6,659   Schlumberger Ltd.
                 (Netherlands Antilles)               445,820
                                                 ------------
                                                    1,743,311
                                                 ------------
               OTHER CONSUMER
               SERVICES (0.8%)
       5,477   Apollo Group, Inc. (Class A)*          442,049
       8,967   Block (H.&R.), Inc.                    439,383
      19,419   Cendant Corp.                          454,016
       3,769   eBay Inc.*                             438,259
                                                 ------------
                                                    1,773,707
                                                 ------------
               OTHER CONSUMER
               SPECIALTIES (0.2%)
       5,712   Fortune Brands, Inc.                   440,852
                                                 ------------
               OTHER METALS/MINERALS (0.2%)
       4,537   Phelps Dodge Corp.                     448,800
                                                 ------------
               PACKAGED SOFTWARE (2.6%)
       7,137   Adobe Systems, Inc.*                   447,775
      12,560   Autodesk, Inc.                         476,652
      23,150   BMC Software, Inc.*                    430,590
      14,340   Computer Associates
                 International, Inc.                  445,400
      73,676   Compuware Corp.*                       476,684
       9,921   Intuit Inc.*                           436,623
       9,812   Mercury Interactive Corp.*             446,937
      16,059   Microsoft Corp.**                      428,936
      64,047   Novell, Inc.*                          432,317
      30,955   Oracle Corp.*                          424,703
      76,252   Parametric Technology Corp.*           449,124
      17,356   Symantec Corp.*                        447,091
      15,582   VERITAS Software Corp.*                444,866
                                                 ------------
                                                    5,787,698
                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               PERSONNEL SERVICES (0.4%)
      13,379   Monster Worldwide Inc.*           $    450,070
      16,647   Robert Half International, Inc.        489,921
                                                 ------------
                                                      939,991
                                                 ------------
               PHARMACEUTICALS:
               GENERIC DRUGS (0.4%)
      24,258   Mylan Laboratories, Inc.               428,881
      13,284   Watson
                 Pharmaceuticals, Inc.*               435,848
                                                 ------------
                                                      864,729
                                                 ------------
               PHARMACEUTICALS: MAJOR (1.5%)
       9,442   Abbott Laboratories                    440,469
      17,064   Bristol-Myers Squibb Co.               437,180
       6,874   Johnson & Johnson                      435,949
       7,598   Lilly (Eli) & Co.                      431,187
      13,720   Merck & Co., Inc.                      440,961
      15,050   Pfizer, Inc.                           404,695
      21,317   Schering-Plough Corp.                  445,099
      10,462   Wyeth                                  445,577
                                                 ------------
                                                    3,481,117
                                                 ------------
               PHARMACEUTICALS:
               OTHER (0.6%)
       5,465   Allergan, Inc.                         443,048
       9,339   Forest Laboratories, Inc.*             418,948
      35,259   King Pharmaceuticals, Inc.*            437,212
                                                 ------------
                                                    1,299,208
                                                 ------------
               PRECIOUS METALS (0.4%)
      11,709   Freeport-McMoRan Copper &
                 Gold, Inc. (Class B)                 447,635
       9,731   Newmont Mining Corp.                   432,154
                                                 ------------
                                                      879,789
                                                 ------------
               PROPERTY - CASUALTY
               INSURERS (1.4%)
      10,459   ACE Ltd. (Cayman Islands)              447,122
       8,628   Allstate Corp. (The)                   446,240
       5,685   Chubb Corp. (The)                      437,177
       9,850   Cincinnati Financial Corp.             435,961
       5,138   Progressive Corp. (The)                435,908
      11,756   St. Paul Travelers Companies,
                 Inc. (The)                      $    435,795
       5,545   XL Capital Ltd. (Class A)              430,569
                                                 ------------
                                                    3,068,772
                                                 ------------
               PUBLISHING:
               BOOKS/MAGAZINES (0.2%)
       8,203   Meredith Corp.                         444,603
                                                 ------------
               PUBLISHING: NEWSPAPERS (1.0%)
      10,387   Dow Jones & Co., Inc.                  447,264
       5,474   Gannett Co., Inc.                      447,226
       6,619   Knight-Ridder, Inc.                    443,076
      11,058   New York Times Co.
                 (The) (Class A)                      451,166
      10,494   Tribune Co.                            442,217
                                                 ------------
                                                    2,230,949
                                                 ------------
               PULP & Paper (0.6%)
      11,677   Georgia-Pacific Corp.                  437,654
      10,477   International Paper Co.                440,034
      13,008   MeadWestvaco Corp.                     440,841
                                                 ------------
                                                    1,318,529
                                                 ------------
               RAILROADS (0.8%)
       9,448   Burlington Northern
                 Santa Fe Corp.                       446,985
      11,180   CSX Corp.                              448,094
      12,422   Norfolk Southern Corp.                 449,552
       7,021   Union Pacific Corp.                    472,162
                                                 ------------
                                                    1,816,793
                                                 ------------
               REAL ESTATE INVESTMENT
               TRUSTS (1.4%)
      11,813   Apartment Investment &
                 Management Co. (Class A)             455,273
      11,386   Archstone-Smith Trust                  436,084
      15,384   Equity Office Properties Trust         447,982
      12,334   Equity Residential                     446,244
      11,244   Plum Creek Timber Co., Inc.            432,219
      10,553   ProLogis                               457,261
       6,809   Simon Property Group, Inc.             440,338
                                                 ------------
                                                    3,115,401
                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               RECREATIONAL PRODUCTS (0.8%)
       9,079   Brunswick Corp.                   $    449,411
       7,373   Electronic Arts Inc.*                  454,767
      23,249   Hasbro, Inc.                           450,566
      22,599   Mattel, Inc.                           440,455
                                                 ------------
                                                    1,795,199
                                                 ------------
               REGIONAL BANKS (2.2%)
      17,397   AmSouth Bancorporation                 450,582
       9,251   Compass Bancshares, Inc.               450,246
       9,130   Fifth Third Bancorp                    431,666
      10,148   First Horizon National Corp.           437,480
       4,172   M&T Bank Corp.                         449,908
      10,214   Marshall & Ilsley Corp.                451,459
      15,097   North Fork
                 Bancorporation, Inc.                 435,548
       8,856   Northern Trust Corp.                   430,224
      15,499   Synovus Financial Corp.                442,961
      14,404   U.S. Bancorp                           451,133
       6,582   Zions Bancorporation                   447,773
                                                 ------------
                                                    4,878,980
                                                 ------------
               Restaurants (1.0%)
      15,633   Darden Restaurants, Inc.               433,659
      13,354   McDonald's Corp.                       428,129
       7,514   Starbucks Corp.*                       468,573
      11,349   Wendy's International, Inc.            445,562
       9,418   Yum! Brands, Inc.                      444,341
                                                 ------------
                                                    2,220,264
                                                 ------------
               Savings Banks (0.6%)
       7,221   Golden West Financial Corp.            443,514
      20,202   Sovereign Bancorp, Inc.                455,555
      10,614   Washington Mutual, Inc.                448,760
                                                 ------------
                                                    1,347,829
                                                 ------------
               Semiconductors (3.2%)
      19,393   Advanced Micro
                 Devices, Inc.*                       427,034
      21,656   Altera Corp.*                          448,279
      11,750   Analog Devices, Inc.                   433,810
     116,310   Applied Micro Circuits Corp.*          489,665
      13,668   Broadcom Corp. (Class A)*              441,203
      25,792   Freescale Semiconductor
                 Inc. (Class B)*                 $    473,541
      19,071   Intel Corp.                            446,071
      11,367   Linear Technology Corp.                440,585
      81,985   LSI Logic Corp.*                       449,278
      10,462   Maxim Integrated
                 Products, Inc.                       443,484
      37,503   Micron Technology, Inc.*               463,162
      24,669   National Semiconductor Corp.           442,809
      18,442   NVIDIA Corp.*                          434,494
      39,759   PMC - Sierra, Inc.*                    447,289
      18,150   Texas Instruments Inc.                 446,853
      14,800   Xilinx, Inc.                           438,820
                                                 ------------
                                                    7,166,377
                                                 ------------
               SERVICES TO THE HEALTH
               INDUSTRY (1.0%)
       5,723   Express Scripts, Inc.
                 (Class A)*                           437,466
      18,751   IMS Health Inc.                        435,211
       8,894   Laboratory Corp. of
                 America Holdings*                    443,099
      11,039   Medco Health Solutions Inc.*           459,222
       4,643   Quest Diagnostics Inc.                 443,639
                                                 ------------
                                                    2,218,637
                                                 ------------
               SPECIALTY INSURANCE (0.6%)
       5,242   Ambac Financial Group, Inc.            430,525
       6,778   MBIA Inc.                              428,912
       6,441   MGIC Investment Corp.                  443,849
                                                 ------------
                                                    1,303,286
                                                 ------------
               SPECIALTY STORES (1.6%)
      23,678   AutoNation, Inc.*                      454,854
       4,918   AutoZone, Inc.*                        449,063
      11,003   Bed Bath & Beyond Inc.*                438,249
      25,358   Office Depot, Inc.*                    440,215
      13,346   OfficeMax Inc.                         418,797
      13,225   Staples, Inc.                          445,815
      14,092   Tiffany & Co.                          450,521
      21,667   Toys 'R' Us, Inc.*                     443,523
                                                 ------------
                                                    3,541,037
                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                            VALUE
--------------------------------------------------------------
               SPECIALTY
               TELECOMMUNICATIONS (0.6%)
      12,723   CenturyTel, Inc.                  $     451,285
      32,070   Citizens Communications Co.             442,245
     105,099   Qwest Communications
                 International, Inc.*                  466,640
                                                 -------------
                                                     1,360,170
                                                 -------------
               STEEL (0.6%)
      19,515   Allegheny Technologies Inc.             422,890
       8,268   Nucor Corp.                             432,747
       8,480   United States Steel Corp.               434,600
                                                 -------------
                                                     1,290,237
                                                 -------------
               TELECOMMUNICATION
               EQUIPMENT (1.8%)
     166,475   ADC
                 Telecommunications, Inc.*             446,153
      33,295   Andrew Corp.*                           453,811
     151,973   CIENA Corp.*                            507,590
      17,839   Comverse Technology, Inc.*              436,164
      37,535   Corning Inc.*                           441,787
     116,621   Lucent Technologies Inc.*               438,495
      25,432   Motorola, Inc.                          437,430
      10,038   QUALCOMM Inc.                           425,611
      52,613   Tellabs, Inc.*                          451,946
                                                 -------------
                                                     4,038,987
                                                 -------------
               TOBACCO (0.6%)
       7,160   Altria Group, Inc.                      437,476
       5,530   Reynolds American, Inc.                 434,658
       9,232   UST, Inc.                               444,152
                                                 -------------
                                                     1,316,286
                                                 -------------
               TOOLS/HARDWARE (0.6%)
       5,071   Black & Decker Corp.                    447,921
      12,824   Snap-On, Inc.                           440,633
       9,178   Stanley Works (The)                     449,630
                                                 -------------
                                                     1,338,184
                                                 -------------
               TRUCKS/CONSTRUCTION/
               FARM MACHINERY (1.0%)
       4,601   Caterpillar Inc.                        448,644
       5,341   Cummins Inc.                            447,522
       6,021   Deere & Co.                             447,962
      10,432   Navistar International Corp.*     $     458,799
       5,573   PACCAR, Inc.                            448,515
                                                 -------------
                                                     2,251,442
                                                 -------------
               WHOLESALE DISTRIBUTORS (0.4%)
      10,131   Genuine Parts Co.                       446,372
       6,760   Grainger (W.W.), Inc.                   450,351
                                                 -------------
                                                       896,723
                                                 -------------
               WIRELESS
               TELECOMMUNICATIONS (0.2%)
      14,646   Nextel Communications,
                 Inc. (Class A)*                       439,380
                                                 -------------

               TOTAL COMMON STOCKS
                (Cost $140,452,171)                221,252,289
                                                 -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
------------
               SHORT-TERM INVESTMENT (0.8%)
               REPURCHASE AGREEMENT
$      1,670   Joint repurchase agreement
                account 2.223% due
                01/03/05 (dated 12/31/04;
                proceeds $1,670,309) (a)
                (Cost $1,670,000)                                   1,670,000
                                                                -------------
TOTAL INVESTMENTS
 (Cost $142,122,171)(b)(c)                               99.9%    222,922,289
OTHER ASSETS IN EXCESS
  OF LIABILITIES                                          0.1         297,206
                                                        -----   -------------
NET ASSETS                                              100.0%  $ 223,219,495
                                                        =====   =============

-----------------------------------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   ** A PORTION OF THIS SECURITY IS PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $120,000.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $1,451,343 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
   (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $142,604,342. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $82,447,423 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,129,476, RESULTING IN NET UNREALIZED APPRECIATION OF $80,317,947

                       SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2004:

  NUMBER OF                             DESCRIPTION, DELIVERY          UNDERLYING FACE        UNREALIZED
  CONTRACTS       LONG/SHORT               MONTH AND YEAR              AMOUNT AT VALUE       APPRECIATION
---------------------------------------------------------------------------------------------------------
      4              Long               S&P Midcap 400 Index
                                        March/2005                        $  1,330,800        $    54,480
      1              Long               S&P 500 Index
                                        March/2005                             303,425              8,377
                                                                                               ----------
      Total unrealized appreciation                                                           $    62,857
                                                                                               ----------

SUMMARY OF INVESTMENTS
                                               PERCENT OF
SECTOR                          VALUE          NET ASSETS
----------------------------------------------------------
Finance                     $   36,239,329            16.2%
Electronic Technology           26,492,625            11.9
Health Technology               16,199,973             7.3
Retail Trade                    15,982,659             7.2
Consumer Non-Durables           14,960,751             6.7
Utilities                       14,633,169             6.5
Producer Manufacturing          13,721,907             6.1
Technology Services             12,493,682             5.6
Consumer Services               12,421,421             5.6
Process Industries               9,763,064             4.4
Consumer Durables                9,327,088             4.2
Energy Minerals                  7,182,557             3.2
Health Services                  6,638,734             3.0
Industrial Services              6,174,867             2.8
Non-Energy Minerals              4,382,003             2.0
Communications                   4,414,578             1.9
Commercial Services              4,042,274             1.8
Transportation                   3,567,239             1.6
Distribution Services            2,614,369             1.2
Repurchase Agreement             1,670,000             0.7
                            --------------    ------------
                            $  222,922,289*           99.9%
                            ==============    ============

* DOES NOT INCLUDE OUTSTANDING LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $1,634,225 AND TOTAL UNREALIZED APPRECIATION OF $62,857.

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               COMMON STOCKS (99.8%)
               ADVERTISING/MARKETING
               SERVICES (0.7%)
       7,000   Lamar Advertising Co.
                 (Class A)*                      $    299,460
                                                 ------------
               AIR FREIGHT/COURIERS (0.8%)
       6,595   C.H. Robinson Worldwide, Inc.          366,154
                                                 ------------
               APPAREL/FOOTWEAR (0.8%)
       6,350   Coach, Inc.*                           358,140
                                                 ------------
               APPAREL/FOOTWEAR RETAIL (0.5%)
       5,351   Chico's FAS, Inc.*                     243,631
                                                 ------------
               BIOTECHNOLOGY (4.0%)
       5,430   Amgen Inc.*                            348,335
       3,400   Biogen Idec Inc.*                      226,474
       9,200   Genentech, Inc.*                       500,848
       3,900   Genzyme Corp.*                         226,473
      14,618   Gilead Sciences, Inc.*                 511,484
                                                 ------------
                                                    1,813,614
                                                 ------------
               BROADCASTING (1.0%)
      14,732   Univision Communications Inc.
                 (Class A)*                           431,206
                                                 ------------
               CASINO/GAMING (4.4%)
       9,340   GTECH Holdings Corp.                   242,373
      22,500   International Game Technology          773,550
       4,783   Las Vegas Sands Corp.*                 229,584
       8,000   Station Casinos, Inc.                  437,440
       4,645   Wynn Resorts, Ltd.*                    310,843
                                                 ------------
                                                    1,993,790
                                                 ------------
               CHEMICALS: AGRICULTURAL (0.8%)
       6,100   Monsanto Co.                           338,855
                                                 ------------
               COAL (0.7%)
       3,700   Peabody Energy Corp.                   299,367
                                                 ------------
               COMPUTER
                 COMMUNICATIONS (1.3%)
      21,809   Cisco Systems, Inc.*                   420,914
       5,200   Juniper Networks, Inc.*                141,388
                                                 ------------
                                                      562,302
                                                 ------------
               COMPUTER PROCESSING
                 HARDWARE (3.0%)
      32,319   Dell Inc.*                        $  1,361,923
                                                 ------------
               CONTAINERS/PACKAGING (0.4%)
       3,000   Sealed Air Corp.*                      159,810
                                                 ------------
               DATA PROCESSING SERVICES (2.0%)
      10,100   First Data Corp.                       429,654
      13,450   Paychex, Inc.                          458,376
                                                 ------------
                                                      888,030
                                                 ------------
               DISCOUNT STORES (4.4%)
       4,500   Costco Wholesale Corp.                 217,845
       4,500   Kmart Holding Corp.*                   445,275
      24,954   Wal-Mart Stores, Inc.                1,318,070
                                                 ------------
                                                    1,981,190
                                                 ------------
               FINANCE/RENTAL/LEASING (0.8%)
       6,900   SLM Corp.                              368,391
                                                 ------------
               FINANCIAL CONGLOMERATES (2.8%)
       6,700   American Express Co.                   377,679
      18,400   Brascan Corp. (Class A)
                 (Canada)                             662,584
       4,570   Citigroup, Inc.                        220,183
                                                 ------------
                                                    1,260,446
                                                 ------------
               FINANCIAL PUBLISHING/
               SERVICES (1.1%)
       5,800   Moody's Corp.                          503,730
                                                 ------------
               FOOD: MAJOR DIVERSIFIED (1.0%)
       8,506   PepsiCo, Inc.                          444,013
                                                 ------------
               FOOD: SPECIALTY/CANDY (1.5%)
       9,700   Wrigley (Wm.) Jr. Co.                  671,143
                                                 ------------
               GAS DISTRIBUTORS (1.0%)
       9,100   Questar Corp.                          463,736
                                                 ------------
               HOME IMPROVEMENT CHAINS (1.5%)
      15,275   Home Depot, Inc. (The)                 652,854
                                                 ------------
               HOTELS/RESORTS/CRUISELINES (3.5%)
      27,100   Carnival Corp. (Panama)              1,561,773
                                                 ------------
               HOUSEHOLD/PERSONAL CARE (1.7%)
      10,000   Gillette Co. (The)                     447,800

                       SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
       6,105   Procter & Gamble Co. (The)        $    336,263
                                                 ------------
                                                      784,063
                                                 ------------
               INDUSTRIAL CONGLOMERATES (1.8%)
       4,150   3M Co.                                 340,591
      12,600   Tyco International Ltd.
                 (Bermuda)                            450,324
                                                 ------------
                                                      790,915
                                                 ------------
               INFORMATION TECHNOLOGY
               SERVICES (0.5%)
       3,200   Infosys Technologies Ltd.
                 (ADR) (India)                        221,792
                                                 ------------
               INSURANCE BROKERS/SERVICES(0.5%)
       4,700   ChoicePoint Inc.*                      216,153
                                                 ------------
               INTEGRATED OIL (1.4%)
      17,400   Suncor Energy, Inc. (Canada)           615,960
                                                 ------------
               INTERNET RETAIL (1.0%)
       5,300   Amazon.com, Inc.*                      234,737
       8,200   IAC/InterActiveCorp.*                  226,484
                                                 ------------
                                                      461,221
                                                 ------------
               INTERNET SOFTWARE/
               SERVICES (3.5%)
       1,300   Google Inc. (Class A)*                 251,030
      35,540   Yahoo! Inc.*                         1,339,147
                                                 ------------
                                                    1,590,177
                                                 ------------
               INVESTMENT BANKS/BROKERS (0.5%)
      16,000   Ameritrade Holding Corp.*              227,520
                                                 ------------
               INVESTMENT MANAGERS (1.5%)
       9,800   Franklin Resources, Inc.               682,570
                                                 ------------
               MANAGED HEALTH CARE (3.7%)
      12,050   Caremark Rx, Inc.*                     475,131
      13,500   UnitedHealth Group Inc.              1,188,405
                                                 ------------
                                                    1,663,536
                                                 ------------
               MEDIA CONGLOMERATES (1.5%)
      23,710   News Corp. (Class B)                   455,232
      12,400   Time Warner, Inc.*                     241,056
                                                 ------------
                                                      696,288
                                                 ------------
               MEDICAL DISTRIBUTORS (0.6%)
       5,700   Patterson Companies Inc.*         $    247,323
                                                 ------------
               MEDICAL SPECIALTIES (6.5%)
      11,800   Alcon, Inc. (Switzerland)              951,080
       5,900   Fisher Scientific
               International, Inc.*                   368,042
       4,741   Kinetic Concepts, Inc.*                361,738
      11,536   Medtronic, Inc.                        572,993
       8,300   Zimmer Holdings, Inc.*                 664,996
                                                 ------------
                                                    2,918,849
                                                 ------------
               MISCELLANEOUS COMMERCIAL
               SERVICES (0.7%)
       4,900   Corporate Executive Board
                 Co. (The)                            328,006
                                                 ------------
               OIL & GAS PRODUCTION (2.4%)
       4,100   EnCana Corp. (Canada)                  233,946
      17,180   Ultra Petroleum Corp.
                 (Canada)*                            826,873
                                                 ------------
                                                    1,060,819
                                                 ------------
               OILFIELD SERVICES/
               EQUIPMENT (1.0%)
       5,400   Halliburton Co.                        211,896
       3,300   Schlumberger Ltd.
                 (Netherlands Antilles)               220,935
                                                 ------------
                                                      432,831
                                                 ------------
               OTHER CONSUMER SERVICES (6.0%)
      12,000   Apollo Group, Inc. (Class A)*          968,520
      14,918   eBay Inc.*                           1,734,665
                                                 ------------
                                                    2,703,185
                                                 ------------
               PACKAGED SOFTWARE (4.9%)
       6,800   Adobe Systems, Inc.*                   426,632
          86   Computer Associates*                     2,671
      60,780   Microsoft Corp.                      1,623,434
       5,200   Symantec Corp.*                        133,952
                                                 ------------
                                                    2,186,689
                                                 ------------
               PHARMACEUTICALS: MAJOR (4.1%)
      22,000   Johnson & Johnson                    1,395,240
       8,900   Novartis AG (ADR) (Switzerland)        449,806
                                                 ------------
                                                    1,845,046
                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               PRECIOUS METALS (3.1%)
      31,800   Newmont Mining Corp.              $  1,412,238
                                                 ------------
               PROPERTY - CASUALTY
                 INSURERS (1.5%)
         231   Berkshire Hathaway, Inc.
                 (Class B)*                           678,216
                                                 ------------
               RECREATIONAL PRODUCTS (2.9%)
      18,400   Electronic Arts Inc.*                1,134,912
       4,000   Shanda Interactive Entertainment
                 Ltd. (Cayman Islands)*               170,000
                                                 ------------
                                                    1,304,912
                                                 ------------
               RESTAURANTS (0.5%)
       3,600   Starbucks Corp.*                       224,496
                                                 ------------
               SEMICONDUCTORS (2.2%)
       9,222   Intel Corp.                            215,703
       5,651   Linear Technology Corp.                219,033
      15,260   Marvell Technology Group Ltd.
                 (Bermuda)*                           541,272
                                                 ------------
                                                      976,008
                                                 ------------
               SPECIALTY STORES (1.0%)
      12,660   PETsMART, Inc.                         449,810
                                                 ------------
               SPECIALTY
               TELECOMMUNICATIONS (1.2%)
      19,731   Crown Castle International
                 Corp.*                               328,324
       3,200   NTL, Inc.*                             233,472
                                                 ------------
                                                      561,796
                                                 ------------
               TELECOMMUNICATION
               EQUIPMENT (2.9%)
      30,938   QUALCOMM Inc.                        1,311,771
                                                 ------------
               TOBACCO (0.5%)
       3,800   Altria Group, Inc.                     232,180
                                                 ------------
               WIRELESS
               TELECOMMUNICATIONS (2.2%)
      10,400   America Movil S.A. de C.V.
                 (Series L) (ADR) (Mexico)            544,440
      15,500   Nextel Communications, Inc.
                 (Class A)*                           465,000
                                                 ------------
                                                    1,009,440
                                                 ------------
               TOTAL COMMON STOCKS
                 (Cost $39,901,618)                44,857,368
                                                 ------------
 NUMBER OF
  WARRANTS                                                          VALUE
----------------------------------------------------------------------------
               WARRANTS (0.0%)
               TELECOMMUNICATION EQUIPMENT
       6,721   Lucent Technologies
               (due 12/10/07) (Cost $0)*                        $     10,619
                                                                ------------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
------------
               SHORT-TERM INVESTMENT (0.4%)
               REPURCHASE AGREEMENT
   $     188   Joint repurchase agreement
                account
                2.223% due 01/03/05
                (dated 12/31/04;
                proceeds $188,035)(a)
                (Cost $188,000)                                      188,000
                                                                ------------
TOTAL INVESTMENTS
 (Cost $40,089,618)(b)                                  100.2%    45,055,987
LIABILITIES IN EXCESS OF OTHER
 ASSETS                                                  (0.2)       (83,620)
                                                        -----   ------------
NET ASSETS                                              100.0%  $ 44,972,367
                                                        =====   ============
-----------------------------------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $41,575,529. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,726,603 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $246,145, RESULTING IN NET UNREALIZED APPRECIATION OF $3,480,458.

                        SEE NOTES TO FINANCIAL STATEMENTS

Growth

SUMMARY OF INVESTMENTS - DECEMBER 31, 2004

                                                   PERCENT OF
INDUSTRY                             VALUE         NET ASSETS
--------------------------------------------------------------
Medical Specialties              $   2,918,849             6.5%
Other Consumer Services              2,703,185             6.0
Packaged Software                    2,186,689             4.9
Casino/Gaming                        1,993,790             4.4
Discount Stores                      1,981,190             4.4
Pharmaceuticals: Major               1,845,046             4.1
Biotechnology                        1,813,614             4.0
Managed Health Care                  1,663,536             3.7
Internet Software/Services           1,590,177             3.5
Hotels/Resorts/Cruiselines           1,561,773             3.5
Precious Metals                      1,412,238             3.1
Computer Processing
  Hardware                           1,361,923             3.0
Telecommunication
Equipment                            1,322,390             2.9
  Recreational Products              1,304,912             2.9
Financial Conglomerates              1,260,446             2.8
Oil & Gas Production                 1,060,819             2.4
Wireless
  Telecommunications                 1,009,440             2.2
Semiconductors                         976,008             2.2
Data Processing Services               888,030             2.0
Industrial Conglomerates               790,915             1.8
Household/Personal Care                784,063             1.7
Media Conglomerates                    696,288             1.5
Investment Managers                    682,570             1.5
Property - Casualty Insurers           678,216             1.5
Food: Specialty/Candy                  671,143             1.5
Home Improvement Chains                652,854             1.5
Integrated Oil                         615,960             1.4
Computer Communications                562,302             1.3
Specialty
  Telecommunications                   561,796             1.2
Financial Publishing/
  Services                             503,730             1.1
Gas Distributors                       463,736             1.0
Internet Retail                        461,221             1.0
Specialty Stores                       449,810             1.0
Food: Major Diversified                444,013             1.0
Oilfield Services/
  Equipment                      $     432,831             1.0%
Broadcasting                           431,206             1.0
Finance/Rental/Leasing                 368,391             0.8
Air Freight/Couriers                   366,154             0.8
Apparel/Footwear                       358,140             0.8
Chemicals: Agricultural                338,855             0.8
Miscellaneous Commercial
  Services                             328,006             0.7
Advertising/Marketing
  Services                             299,460             0.7
Coal                                   299,367             0.7
Medical Distributors                   247,323             0.6
Apparel/Footwear Retail                243,631             0.5
Tobacco                                232,180             0.5
Investment Banks/Brokers               227,520             0.5
Restaurants                            224,496             0.5
Information Technology
  Services                             221,792             0.5
Insurance Brokers/
  Services                             216,153             0.5
Repurchase Agreement                   188,000             0.4
Containers/Packaging                   159,810             0.4
                                 -------------    ------------
                                 $  45,055,987           100.2%
                                 =============    ============

                        SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               COMMON STOCKS (96.1%)
               ADVERTISING/MARKETING
               SERVICES (0.5%)
      32,300   Lamar Advertising Co.
                 (Class A)*                      $  1,381,794
                                                 ------------
               APPAREL/FOOTWEAR
               RETAIL (0.7%)
      40,200   Chico's FAS, Inc.*                   1,830,306
                                                 ------------
               BIOTECHNOLOGY (4.8%)
      32,700   Amgen Inc.*                          2,097,705
      49,800   Biogen Idec Inc.*                    3,317,178
      31,000   Genentech, Inc.*                     1,687,640
      28,800   Genzyme Corp.*                       1,672,416
     104,000   Gilead Sciences, Inc.*               3,638,960
                                                 ------------
                                                   12,413,899
                                                 ------------
               BROADCASTING (0.5%)
      43,700   Univision Communications Inc.
                 (Class A)*                         1,279,099
                                                 ------------
               CASINO/GAMING (2.7%)
      50,000   GTECH Holdings Corp.                 1,297,500
      27,811   Las Vegas Sands Corp.*               1,334,928
      47,100   Station Casinos, Inc.                2,575,428
      26,900   Wynn Resorts, Ltd.*                  1,800,148
                                                 ------------
                                                    7,008,004
                                                 ------------
               CHEMICALS: AGRICULTURAL (1.0%)
      30,400   Potash Corp. of Saskatchewan,
                 Inc. (Canada)                      2,525,024
                                                 ------------
               COAL (2.0%)
      62,800   Peabody Energy Corp.                 5,081,148
                                                 ------------
               COMPUTER
               COMMUNICATIONS (1.1%)
     101,100   Cisco Systems, Inc.*                 1,951,230
      34,600   Juniper Networks, Inc.*                940,774
                                                 ------------
                                                    2,892,004
                                                 ------------
               COMPUTER PROCESSING
               HARDWARE (2.5%)
     153,700   Dell Inc.*                           6,476,918
                                                 ------------
               DATA PROCESSING SERVICES (1.4%)
      42,400   CheckFree Corp.*                  $  1,614,592
      44,500   First Data Corp.                     1,893,030
                                                 ------------
                                                    3,507,622
                                                 ------------
               DISCOUNT STORES (3.5%)
      10,000   Kmart Holding Corp.                    989,500
     152,000   Target Corp.                         7,893,360
                                                 ------------
                                                    8,882,860
                                                 ------------
               ELECTRICAL PRODUCTS (0.5%)
      17,800   Cooper Industries Ltd.
                 (Class A) (Bermuda)                1,208,442
                                                 ------------
               FINANCE/RENTAL/LEASING (1.7%)
      14,000   Capital One Financial Corp.          1,178,940
      44,000   Freddie Mac                          3,242,800
                                                 ------------
                                                    4,421,740
                                                 ------------
               FINANCIAL CONGLOMERATES (1.3%)
      37,900   American Express Co.                 2,136,423
      22,900   Citigroup, Inc.                      1,103,322
                                                 ------------
                                                    3,239,745
                                                 ------------
               FINANCIAL PUBLISHING/
               SERVICES (0.8%)
      22,900   Moody's Corp.                        1,988,865
                                                 ------------
               FOOD: MAJOR DIVERSIFIED (1.8%)
      34,200   Campbell Soup Co.                    1,022,238
      26,400   Kellogg Co.                          1,179,024
      48,270   PepsiCo, Inc.                        2,519,694
                                                 ------------
                                                    4,720,956
                                                 ------------
               HOME IMPROVEMENT
               CHAINS (1.5%)
      88,800   Home Depot, Inc. (The)               3,795,312
                                                 ------------
               HOTELS/RESORTS/
               CRUISELINES (2.7%)
     119,200   Carnival Corp. (Panama)              6,869,496
                                                 ------------
               HOUSEHOLD/PERSONAL CARE (2.9%)
      45,200   Clorox Co. (The)                     2,663,636
      59,800   Gillette Co. (The)                   2,677,844
      36,600   Procter & Gamble Co. (The)           2,015,928
                                                 ------------
                                                    7,357,408
                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES (6.0%)
      38,800   Danaher Corp.                     $  2,227,508
     201,300   General Electric Co.                 7,347,450
     125,600   Tyco International Ltd.
                 (Bermuda)                          4,488,944
      13,400   United Technologies Corp.            1,384,890
                                                 ------------
                                                   15,448,792
                                                 ------------
               INFORMATION TECHNOLOGY
               SERVICES (1.2%)
      72,100   Cognizant Technology
               Solutions Corp. (Class A)*           3,051,993
                                                 ------------
               INTEGRATED OIL (2.7%)
      37,400   BP PLC (ADR)
                 (United Kingdom)                   2,184,160
      66,200   Suncor Energy, Inc.
                 (Canada)                           2,343,480
       7,998   Total S.A. (France)                  1,744,123
       4,700   Total SA (ADR) (France)                516,248
                                                 ------------
                                                    6,788,011
                                                 ------------
               INTERNET SOFTWARE/
               SERVICES (3.2%)
     215,800   Yahoo! Inc.*                         8,131,344
                                                 ------------
               INVESTMENT BANKS/
               BROKERS (2.8%)
       3,700   Chicago Mercantile
                 Exchange (The)                       846,190
      40,175   Goldman Sachs Group, Inc.
                 (The)                              4,179,807
      30,950   Legg Mason, Inc.                     2,267,397
                                                 ------------
                                                    7,293,394
                                                 ------------
               MAJOR BANKS (1.6%)
      89,200   Bank of America Corp.                4,191,508
                                                 ------------
               MAJOR TELECOMMUNICATIONS (1.3%)
     136,400   Sprint Corp. (FON Group)             3,389,540
                                                 ------------
               MANAGED HEALTH CARE (3.7%)
      55,500   Caremark Rx, Inc.*                   2,188,365
      83,500   UnitedHealth Group Inc.              7,350,505
                                                 ------------
                                                    9,538,870
                                                 ------------
               MEDIA CONGLOMERATES (1.3%)
     105,200   News Corp. (Class B)              $  2,019,840
      65,800   Time Warner, Inc.*                   1,279,152
                                                 ------------
                                                    3,298,992
                                                 ------------
               MEDICAL SPECIALTIES (5.1%)
      36,800   Alcon, Inc. (Switzerland)            2,966,080
      21,400   Fisher Scientific
                 International, Inc.*               1,334,932
      25,800   Kinetic Concepts, Inc.*              1,968,540
      67,300   Medtronic, Inc.                      3,342,791
      41,700   Zimmer Holdings, Inc.*               3,341,004
                                                 ------------
                                                   12,953,347
                                                 ------------
               MISCELLANEOUS COMMERCIAL
               SERVICES (0.4%)
      23,200   Laureate Education Inc.*             1,022,888
                                                 ------------
               OIL & GAS PRODUCTION (1.8%)
      93,180   Ultra Petroleum Corp.
                 (Canada)*                          4,484,753
                                                 ------------
               OILFIELD SERVICES/
               EQUIPMENT (1.6%)
      53,700   Halliburton Co.                      2,107,188
      30,600   Schlumberger Ltd.
                 (Netherlands Antilles)             2,048,670
                                                 ------------
                                                    4,155,858
                                                 ------------
               OTHER CONSUMER SERVICES (5.6%)
      59,115   Apollo Group, Inc. (Class A)*        4,771,172
      82,200   eBay Inc.*                           9,558,216
                                                 ------------
                                                   14,329,388
                                                 ------------
               PACKAGED SOFTWARE (7.6%)
      51,300   Adobe Systems, Inc.                  3,218,562
         871   Computer Associates
                 International, Inc                    27,053
     106,400   McAfee Inc.*                         3,078,152
     400,800   Microsoft Corp.                     10,705,368
      36,700   SAP AG (ADR) (Germany)               1,622,507
      34,600   Symantec Corp.*                        891,296
                                                 ------------
                                                   19,542,938
                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------
               PHARMACEUTICALS: MAJOR (5.4%)
     136,000   Johnson & Johnson                 $  8,625,120
      38,800   Novartis AG (ADR) (Switzerland)      1,960,952
     149,200   Schering-Plough Corp.                3,115,296
                                                 ------------
                                                   13,701,368
                                                 ------------
               PRECIOUS METALS (3.3%)
     187,800   Newmont Mining Corp.                 8,340,198
                                                 ------------
               PROPERTY - CASUALTY
               INSURERS (0.8%)
         717   Berkshire Hathaway, Inc.
                 (Class B)*                         2,105,112
                                                 ------------
               SEMICONDUCTORS (1.6%)
     117,700   Marvell Technology Group Ltd.
                 (Bermuda)*                         4,174,819
                                                 ------------
               SPECIALTY STORES (1.0%)
      71,400   PETsMART, Inc.                       2,536,842
                                                 ------------
               SPECIALTY
               TELECOMMUNICATIONS (0.7%)
     112,268   Crown Castle
               International Corp.*                 1,868,139
                                                 ------------
               TELECOMMUNICATION
               EQUIPMENT (2.9%)
     176,384   QUALCOMM Inc.                        7,478,682
                                                 ------------
               WIRELESS
               TELECOMMUNICATIONS (0.6%)
      50,400   Nextel Communications, Inc.
                 (Class A)*                         1,512,000
                                                 ------------

               TOTAL COMMON STOCKS
                 (Cost $211,370,483)              246,219,418
                                                 ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                      VALUE
-------------------------------------------------------------------------
               SHORT-TERM INVESTMENT (2.6%)
               REPURCHASE AGREEMENT
    $  6,561   Joint repurchase agreement
               account
               2.223% due 01/03/05
               (dated 12/31/04;
               proceeds $6,561,405) (a)
               (Cost $6,561,000)                             $  6,561,000
                                                             ------------
TOTAL INVESTMENTS
  (Cost $217,931,483) (b)                             98.7%   252,780,418
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                          1.3      3,225,249
                                                     -----   ------------
NET ASSETS                                           100.0%  $256,005,667
                                                     =====   ============
-------------------------------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $218,463,010. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $36,076,109 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,758,701, RESULTING IN NET UNREALIZED APPRECIATION OF $34,317,408.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                   PERCENT OF
INDUSTRY                             VALUE         NET ASSETS
---------------------------------------------------------------
Packaged Software                $  19,542,938             7.6%
Industrial Conglomerates            15,448,792             6.0
Other Consumer Services             14,329,388             5.6
Pharmaceuticals: Major              13,701,368             5.4
Medical Specialties                 12,953,347             5.1
Biotechnology                       12,413,899             4.8
Managed Health Care                  9,538,870             3.7
Discount Stores                      8,882,860             3.5
Precious Metals                      8,340,198             3.3
Internet Software/Services           8,131,344             3.2
Telecommunication
  Equipment                          7,478,682             2.9
Household/Personal Care              7,357,408             2.9
Investment Banks/Brokers             7,293,394             2.8
Casino/Gaming                        7,008,004             2.7
Hotels/Resorts/Cruiselines           6,869,496             2.7
Integrated Oil                       6,788,011             2.7
Repurchase Agreement                 6,561,000             2.6
Computer Processing
  Hardware                           6,476,918             2.5
Coal                                 5,081,148             2.0
Food: Major Diversified              4,720,956             1.8
Oil & Gas Production                 4,484,753             1.8
Finance/Rental/Leasing               4,421,740             1.7
Major Banks                          4,191,508             1.6
Semiconductors                       4,174,819             1.6
Oilfield Services/Equipment      $   4,155,858             1.6%
Home Improvement Chains              3,795,312             1.5
Data Processing Services             3,507,622             1.4
Major Telecommunications             3,389,540             1.3
Media Conglomerates                  3,298,992             1.3
Financial Conglomerates              3,239,745             1.3
Information Technology
  Services                           3,051,993             1.2
Computer Communications              2,892,004             1.1
Specialty Stores                     2,536,842             1.0
Chemicals: Agricultural              2,525,024             1.0
Property - Casualty Insurers         2,105,112             0.8
Financial Publishing/Services        1,988,865             0.8
Specialty
  Telecommunications                 1,868,139             0.7
Apparel/Footwear Retail              1,830,306             0.7
Wireless Telecommunications          1,512,000             0.6
Advertising/Marketing
  Services                           1,381,794             0.5
Broadcasting                         1,279,099             0.5
Electrical Products                  1,208,442             0.5
Miscellaneous Commercial
  Services                           1,022,888             0.4
                                 -------------    ------------
                                 $ 252,780,418            98.7%
                                 =============    ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004

 NUMBER OF
  SHARES                                            VALUE
-------------------------------------------------------------

               COMMON STOCKS (97.8%)
               ADVERTISING/MARKETING
               SERVICES (2.4%)
      21,600   Lamar Advertising Co.
                 (Class A)*                      $    924,048
                                                 ------------
               AIR FREIGHT/COURIERS (1.1%)
       7,800   C.H. Robinson Worldwide, Inc.          433,056
                                                 ------------
               APPAREL/FOOTWEAR (1.1%)
       8,000   Coach, Inc.*                           451,200
                                                 ------------
               APPAREL/FOOTWEAR RETAIL (1.0%)
       9,050   Chico's FAS, Inc.*                     412,046
                                                 ------------
               BIOTECHNOLOGY (2.4%)
       9,500   Genentech, Inc.*                       517,180
      11,900   Gilead Sciences, Inc.*                 416,381
                                                 ------------
                                                      933,561
                                                 ------------
               BROADCASTING (1.9%)
      26,050   Univision Communications Inc.
                 (Class A)*                           762,484
                                                 ------------
               CASINO/GAMING (9.2%)
      29,180   GTECH Holdings Corp.                   757,221
      28,200   International Game Technology          969,516
       4,282   Las Vegas Sands Corp.*                 205,536
      26,200   Station Casinos, Inc.                1,432,616
       4,105   Wynn Resorts, Ltd.*                    274,707
                                                 ------------
                                                    3,639,596
                                                 ------------
               COMPUTER PROCESSING
               HARDWARE (1.1%)
      10,500   Dell Inc.*                             442,470
                                                 ------------
               CONSTRUCTION MATERIALS (1.8%)
       8,300   Rinker Group Ltd. (ADR)
                 (Australia)                          689,481
                                                 ------------
               DISCOUNT STORES (1.4%)
      19,800   Dollar Tree Stores, Inc.*              567,864
                                                 ------------
               FINANCIAL CONGLOMERATES (1.6%)
      17,550   Brascan Corp. (Class A)
                 (Canada)                             631,975
                                                 ------------
               FINANCIAL PUBLISHING/
               SERVICES (1.2%)
       5,200   Moody's Corp.                     $    451,620
                                                 ------------
               FOOD: SPECIALTY/CANDY (1.5%)
       8,300   Wrigley (Wm.) Jr. Co.                  574,277
                                                 ------------
               GAS DISTRIBUTORS (1.1%)
       8,400   Questar Corp.                          428,064
                                                 ------------
               HOTELS/RESORTS/
               CRUISELINES (3.8%)
      27,400   Royal Caribbean Cruises Ltd.
                 (Liberia)                          1,491,656
                                                 ------------
               INSURANCE BROKERS/
               SERVICES (1.0%)
       8,400   ChoicePoint Inc.*                      386,316
                                                 ------------
               INTEGRATED OIL (1.3%)
      14,900   Suncor Energy, Inc. (Canada)           527,460
                                                 ------------
               INTERNET SOFTWARE/
               SERVICES (3.0%)
      31,300   Yahoo! Inc.*                         1,179,384
                                                 ------------
               INVESTMENT BANKS/
               BROKERS (2.2%)
      28,200   Ameritrade Holding Corp.*              401,004
      16,200   Greenhill & Co., Inc.                  464,940
                                                 ------------
                                                      865,944
                                                 ------------
               INVESTMENT MANAGERS (1.2%)
      18,000   Calamos Asset Management
                 Inc. (Class A)*                      486,000
                                                 ------------
               MANAGED HEALTH CARE (1.0%)
       4,600   UnitedHealth Group Inc.                404,938
                                                 ------------
               MEDICAL DISTRIBUTORS (1.1%)
       9,800   Patterson Companies Inc.*              425,222
                                                 ------------
               MEDICAL SPECIALTIES (9.2%)
      12,600   Dade Behring Holdings Inc.*            705,600
      12,528   Fisher Scientific International,
                 Inc.*                                781,497
      13,500   INAMED Corp.*                          853,875
      11,921   Kinetic Concepts, Inc.*                909,572
       4,900   Zimmer Holdings, Inc.*                 392,588
                                                 ------------
                                                    3,643,132
                                                 ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             MEDICAL/NURSING
             SERVICES (1.5%)
     30,700  VCA Antech, Inc.*                                                $      601,720
                                                                              --------------
             MISCELLANEOUS COMMERCIAL
             SERVICES (3.1%)
     17,950  Corporate Executive Board Co.
              (The)                                                                1,201,573
                                                                              --------------
             OIL & GAS PRODUCTION (3.5%)
     28,610  Ultra Petroleum Corp.
              (Canada)*                                                            1,376,999
                                                                              --------------
             OTHER CONSUMER SERVICES (6.0%)
     10,400  Apollo Group, Inc. (Class A)*                                           839,384
     13,100  eBay Inc.*                                                            1,523,268
                                                                              --------------
                                                                                   2,362,652
                                                                              --------------
             PACKAGED SOFTWARE (2.3%)
      6,500  Adobe Systems, Inc.*                                                    407,810
     19,100  Microsoft Corp.                                                         510,161
                                                                              --------------
                                                                                     917,971
                                                                              --------------
             PRECIOUS METALS (3.3%)
     29,400  Newmont Mining Corp.                                                  1,305,654
                                                                              --------------
             PROPERTY - CASUALTY
             INSURERS (3.5%)
        306  Berkshire Hathaway, Inc.
              (Class B)*                                                             898,416
        715  White Mountains Insurance
              Group, Ltd. (Bermuda)                                                  461,890
                                                                              --------------
                                                                                   1,360,306
                                                                              --------------
             REAL ESTATE INVESTMENT
             TRUSTS (1.1%)
     10,800  Plum Creek Timber Co., Inc.                                             415,152
                                                                              --------------
             RECREATIONAL PRODUCTS (3.6%)
     16,200  Electronic Arts Inc.*                                                   999,216
      9,700  Shanda Interactive
              Entertainment Ltd. (ADR)
              (Cayman Islands)*                                                      412,250
                                                                              --------------
                                                                                   1,411,466
                                                                              --------------
             RESTAURANTS (3.6%)
     20,120  AFC Enterprises, Inc.*                                                  475,838
      7,920  P.F. Chang's China
              Bistro, Inc.*                                                   $      446,292
     16,687  Sonic Corp.*                                                            508,954
                                                                              --------------
                                                                                   1,431,084
                                                                              --------------
             SEMICONDUCTORS (1.4%)
     15,700  Marvell Technology Group Ltd.
              (Bermuda)*                                                             556,879
                                                                              --------------
             SERVICES TO THE HEALTH
             INDUSTRY (1.3%)
     11,075  Stericycle, Inc.*                                                       508,896
                                                                              --------------
             SPECIALTY STORES (3.3%)
      8,100  Guitar Center, Inc.*                                                    426,789
     13,320  PETsMART, Inc.                                                          473,260
     13,000  Tuesday Morning Corp.*                                                  398,190
                                                                              --------------
                                                                                   1,298,239
                                                                              --------------
             SPECIALTY
             TELECOMMUNICATIONS (3.7%)
     53,118  Crown Castle
              International Corp.*                                                   883,883
      7,585  NTL, Inc.*                                                              553,402
                                                                              --------------
                                                                                   1,437,285
                                                                              --------------
             TELECOMMUNICATION EQUIPMENT (2.9%)
     27,100  QUALCOMM Inc.                                                         1,149,040
                                                                              --------------
             WHOLESALE DISTRIBUTORS (1.1%)
     13,500  SCP Pool Corp.                                                          430,650
                                                                              --------------
             TOTAL COMMON STOCKS
              (Cost $31,461,784)                                                  38,517,360
                                                                              --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENT (1.9%)
             REPURCHASE AGREEMENT
$       756  Joint repurchase agreement account
              2.223% due 01/03/05
              (dated 12/31/04:
              proceeds $756,140) (a)
              (Cost $756,000)                                                        756,000
                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                   VALUE
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
 (Cost $32,217,784) (b)                                            99.7%      $   39,273,360
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                                        0.3              114,317
                                                                  -----       --------------
NET ASSETS                                                        100.0%      $   39,387,677
                                                                  =====       ==============

     ADR  American Depository Receipt.
     *    Non-income producing security.
     (a)  Collateralized by federal agency and U.S. Treasury obligations.
     (b) The aggregate cost for federal income tax purposes is $32,225,037. The aggregate gross unrealized appreciation is $7,676,523 and the aggregate gross unrealized depreciation is $628,200, resulting in net unrealized appreciation of $7,048,323.

                        SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
SUMMARY OF INVESTMENTS - DECEMBER 31, 2004

                                                                   PERCENT OF
INDUSTRY                                            VALUE          NET ASSETS
------------------------------------------------------------------------------
Medical Specialties                              $  3,643,132           9.2%
Casino/Gaming                                       3,639,596           9.2
Other Consumer Services                             2,362,652           6.0
Hotels/Resorts/Cruiselines                          1,491,656           3.8
Specialty
 Telecommunications                                 1,437,285           3.7
Restaurants                                         1,431,084           3.6
Recreational Products                               1,411,466           3.6
Oil & Gas Production                                1,376,999           3.5
Property - Casualty Insurers                        1,360,306           3.5
Precious Metals                                     1,305,654           3.3
Specialty Stores                                    1,298,239           3.3
Miscellaneous Commercial
  Services                                          1,201,573           3.1
Internet Software/Services                          1,179,384           3.0
Telecommunication
 Equipment                                          1,149,040           2.9
Advertising/Marketing
 Services                                             924,048           2.4
Biotechnology                                         933,561           2.4
Packaged Software                                     917,971           2.3
Investment Banks/Brokers                              865,944           2.2
Broadcasting                                          762,484           1.9
Repurchase Agreement                                  756,000           1.9
Construction Materials                           $    689,481           1.8%
Financial Conglomerates                               631,975           1.6
Medical/Nursing Services                              601,720           1.5
Food: Specialty/Candy                                 574,277           1.5
Discount Stores                                       567,864           1.4
Semiconductors                                        556,879           1.4
Integrated Oil                                        527,460           1.3
Services to the Health Industry                       508,896           1.3
Investment Managers                                   486,000           1.2
Financial Publishing/Services                         451,620           1.2
Apparel/Footwear                                      451,200           1.1
Computer Processing Hardware                          442,470           1.1
Air Freight/Couriers                                  433,056           1.1
Wholesale Distributors                                430,650           1.1
Gas Distributors                                      428,064           1.1
Medical Distributors                                  425,222           1.1
Real Estate Investment Trusts                         415,152           1.1
Apparel/Footwear Retail                               412,046           1.0
Managed Health Care                                   404,938           1.0
Insurance Brokers/Services                            386,316           1.0
                                                 ------------     ------------
                                                 $ 39,273,360          99.7%
                                                 ============     ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Global Equity

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (97.9%)
             BELGIUM (1.1%)
             BEVERAGES: ALCOHOLIC
     18,000  InBev                                                            $      697,118
                                                                              --------------
             FINANCIAL CONGLOMERATES
      8,000  Fortis                                                                  220,920
                                                                              --------------
             TOTAL BELGIUM                                                           918,038
                                                                              --------------
             BRAZIL (0.3%)
             WIRELESS TELECOMMUNICATIONS
     33,763  Telesp Celular Participacoes
              S.A. (ADR)*                                                            229,588
                                                                              --------------
             CANADA (0.7%)
             INTEGRATED OIL
     15,000  Suncor Energy, Inc.                                                     530,088
                                                                              --------------
             CHINA (0.1%)
             ELECTRIC UTILITIES
    100,000  Huaneng Power International,
              Inc. (Class H)                                                          74,614
                                                                              --------------
             FINLAND (1.9%)
             PULP & PAPER
     20,000  Stora Enso Oyj (Registered
              Shares)                                                                305,868
                                                                              --------------
             TELECOMMUNICATION EQUIPMENT
     81,000  Nokia Corp. (ADR)                                                     1,269,270
                                                                              --------------
             TOTAL FINLAND                                                         1,575,138
                                                                              --------------
             FRANCE (9.5%)
             ADVERTISING/MARKETING SERVICES
     15,000  Publicis Groupe                                                         485,467
                                                                              --------------
             AUTOMOTIVE AFTERMARKET
      5,000  Compagnie Generale des
              Etablissements Michelin
              (B Shares)                                                             320,184
                                                                              --------------
             BROADCASTING
     10,000  M6 Metropole Television                                                 283,613
                                                                              --------------
             BUILDING PRODUCTS
      6,000  Compagnie de Saint-Gobain                                               360,853
                                                                              --------------
             ELECTRICAL PRODUCTS
      4,000  Schneider Electric S.A.                                          $      277,914
                                                                              --------------
             ENGINEERING & CONSTRUCTION
      4,000  Vinci S.A.                                                              536,286
                                                                              --------------
             FOOD DISTRIBUTORS
     10,000  Sodexho Alliance S.A.                                                   302,068
                                                                              --------------
             FOOD RETAIL
      6,000  Carrefour S.A.                                                          285,296
                                                                              --------------
             FOOD: MAJOR DIVERSIFIED
      4,000  Groupe Danone                                                           368,833
                                                                              --------------
             HOTELS/RESORTS/CRUISELINES
      8,000  Accor S.A. Ltd.                                                         349,672
                                                                              --------------
             INFORMATION TECHNOLOGY
             SERVICES
     13,000  Cap Gemini S.A.*                                                        415,622
                                                                              --------------
             INTEGRATED OIL
      4,022  Total S.A.                                                              877,077
                                                                              --------------
             INTERNET SOFTWARE/SERVICES
     10,000  Business Objects S.A.*                                                  252,131
                                                                              --------------
             MAJOR BANKS
     10,200  BNP Paribas S.A.                                                        737,747
                                                                              --------------
             MAJOR TELECOMMUNICATIONS
     10,000  France Telecom S.A.*                                                    330,565
                                                                              --------------
             MEDIA CONGLOMERATES
     10,000  Vivendi Universal S.A.*                                                 318,759
                                                                              --------------
             MOTOR VEHICLES
      6,000  PSA Peugeot Citroen                                                     380,231
                                                                              --------------
             MULTI-LINE INSURANCE
     25,000  Axa                                                                     616,757
                                                                              --------------
             REGIONAL BANKS
     10,000  Credit Agricole S.A.                                                    301,254
                                                                              --------------
             TOTAL FRANCE                                                          7,800,329
                                                                              --------------
             GERMANY (6.5%)
             AIRLINES
     20,000  Deutsche Lufthansa AG
              (Registered Shares)*                                                   286,327
                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             APPAREL/FOOTWEAR
      3,000  Adidas-Salomon AG                                                $      483,431
                                                                              --------------
             AUTO PARTS: O.E.M.
      5,000  Continental AG                                                          317,063
                                                                              --------------
             CHEMICALS: MAJOR DIVERSIFIED
      8,000  BASF AG                                                                 575,368
                                                                              --------------
             ELECTRIC UTILITIES
      6,000  E. ON AG                                                                546,003
     10,000  RWE AG                                                                  552,299
                                                                              --------------
                                                                                   1,098,302
                                                                              --------------
             FINANCIAL CONGLOMERATES
     12,000  Hypo Real Estate
              Holding AG*                                                            496,662
                                                                              --------------
             INDUSTRIAL CONGLOMERATES
      8,000  MAN AG                                                                  307,659
      3,000  Siemens AG (Registered
              Shares)                                                                253,949
                                                                              --------------
                                                                                     561,608
                                                                              --------------
             MAJOR BANKS
      4,000  Deutsche Bank AG
              (Registered Shares)                                                    354,557
                                                                              --------------
             MAJOR TELECOMMUNICATIONS
     20,000  Deutsche Telekom AG
              (Registered Shares)*                                                   451,881
                                                                              --------------
             PACKAGED SOFTWARE
      3,700  SAP AG                                                                  659,746
                                                                              --------------
             TOTAL GERMANY                                                         5,284,945
                                                                              --------------
             IRELAND (0.3%)
             MAJOR TELECOMMUNICATIONS
    100,000  Eircom Group PLC                                                        236,118
                                                                              --------------
             ITALY (0.3%)
             INVESTMENT BANKS/BROKERS
     15,000  Mediobanca SpA                                                          242,428
                                                                              --------------
             JAPAN (9.3%)
             ELECTRONIC COMPONENTS
      3,000  Hoya Corp.                                                              338,766
                                                                              --------------
             ELECTRONIC EQUIPMENT/INSTRUMENTS
      5,000  Canon, Inc.                                                      $      269,861
     38,000  Konica Minolta Holdings, Inc.                                           504,392
     21,000  Ricoh Co., Ltd.                                                         405,202
                                                                              --------------
                                                                                   1,179,455
                                                                              --------------
             ELECTRONICS/APPLIANCES
     10,000  Fuji Photo Film Co., Ltd.                                               365,020
                                                                              --------------
             FOOD RETAIL
     11,000  Ito-Yokado Co., Ltd.                                                    461,644
                                                                              --------------
             GAS DISTRIBUTORS
    150,000  Tokyo Gas Co., Ltd.                                                     614,874
                                                                              --------------
             HOUSEHOLD/PERSONAL CARE
     10,000  Kao Corp.                                                               255,710
                                                                              --------------
             INDUSTRIAL MACHINERY
      5,900  Fanuc Ltd.                                                              385,809
                                                                              --------------
             INVESTMENT BANKS/BROKERS
     27,400  Nomura Holdings, Inc.                                                   399,528
                                                                              --------------
             MAJOR BANKS
         40  Mitsubishi Tokyo Financial

              Group, Inc.                                                            406,012
         70  UFJ Holdings, Inc.*                                                     424,263
                                                                              --------------
                                                                                     830,275
                                                                              --------------
             MAJOR TELECOMMUNICATIONS
         50  Nippon Telegraph &
              Telephone Corp.                                                        224,478
                                                                              --------------
             MOTOR VEHICLES
     10,000  Toyota Motor Corp.                                                      406,988
                                                                              --------------
             PHARMACEUTICALS: MAJOR
     15,000  Takeda Pharmaceutical
              Co., Ltd.                                                              755,417
                                                                              --------------
             RAILROADS
         90  East Japan Railway Co.                                                  500,683
                                                                              --------------
             RECREATIONAL PRODUCTS
      7,000  Nintendo Co., Ltd.                                                      879,270
                                                                              --------------
             TOTAL JAPAN                                                           7,597,917
                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             NETHERLANDS (3.4%)
             AIR FREIGHT/COURIERS
     10,000  TPG N.V.                                                         $      271,129
                                                                              --------------
             ELECTRONIC PRODUCTION
             EQUIPMENT
     20,000  ASML Holding NV*                                                        320,523
                                                                              --------------
             FINANCIAL CONGLOMERATES
     15,000  ING Groep NV (Share
              Certificates)                                                          453,102
                                                                              --------------
             INTEGRATED OIL
     10,000  Royal Dutch Petroleum Co.                                               574,690
                                                                              --------------
             LIFE/HEALTH INSURANCE
     25,000  Aegon NV                                                                340,268
                                                                              --------------
             MAJOR BANKS
     17,000  ABN AMRO Holding NV                                                     449,615
                                                                              --------------
             PERSONNEL SERVICES
     25,000  Vedior NV                                                               406,761
                                                                              --------------
             TOTAL NETHERLANDS                                                     2,816,088
                                                                              --------------
             NORWAY (1.4%)
             INTEGRATED OIL
     30,000  Statoil ASA                                                             469,507
                                                                              --------------
             MAJOR TELECOMMUNICATIONS
     75,000  Telenor ASA                                                             679,549
                                                                              --------------
             TOTAL NORWAY                                                          1,149,056
                                                                              --------------
             PHILIPPINES (0.2%)
             SPECIALTY TELECOMMUNICATIONS
      7,000  Philippine Long Distance
              Telephone Co. (ADR)*                                                   174,510
                                                                              --------------
             SINGAPORE (1.6%)
             ELECTRONIC COMPONENTS
     92,800  Flextronics International Ltd.*                                       1,282,496
                                                                              --------------
             SOUTH KOREA (0.3%)
             WIRELESS TELECOMMUNICATIONS
     10,000  SK Telecom Co., Ltd. (ADR)                                              222,500
                                                                              --------------
             SPAIN (1.0%)
             APPAREL/FOOTWEAR RETAIL
     15,000  Industria de Diseno
              Texil, S.A.                                                     $      441,704
                                                                              --------------
             MAJOR TELECOMMUNICATIONS
     20,000  Telefonica S.A.                                                         376,160
                                                                              --------------
             TOTAL SPAIN                                                             817,864
                                                                              --------------
             SWEDEN (0.8%)
             TELECOMMUNICATION EQUIPMENT
     80,000  Telefonaktiebolaget LM
              Ericsson (B Shares)*                                                   255,084
                                                                              --------------
             TRUCKS/CONSTRUCTION/
             FARM MACHINERY
     11,000  Volvo AB (B Shares)                                                     435,943
                                                                              --------------
             TOTAL SWEDEN                                                            691,027
                                                                              --------------
             SWITZERLAND (1.4%)
             FINANCIAL CONGLOMERATES
      6,000  UBS AG (Registered Shares)                                              501,842
                                                                              --------------
             MAJOR BANKS
      5,000  Credit Suisse Group                                                     209,649
                                                                              --------------
             PHARMACEUTICALS: MAJOR
      8,000  Novartis AG (Registered
              Shares)                                                                402,105
                                                                              --------------
             TOTAL SWITZERLAND                                                     1,113,596
                                                                              --------------
             UNITED KINGDOM (6.7%)
             Advertising/Marketing Services
     45,000  WPP Group PLC                                                           494,737
                                                                              --------------
             AIRLINES
     40,000  British Airways PLC*                                                    180,358
                                                                              --------------
             HOTELS/RESORTS/CRUISELINES
     13,000  Carnival PLC                                                            792,692
                                                                              --------------
             INTEGRATED OIL
      7,256  BP PLC (ADR)                                                            423,750
                                                                              --------------
             INVESTMENT MANAGERS
     40,000  Amvescap PLC                                                            246,169
                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             LIFE/HEALTH INSURANCE
     25,000  Prudential PLC                                                   $      217,293
                                                                              --------------
             MAJOR BANKS
      9,000  Royal Bank of Scotland
              Group PLC                                                              302,541
     23,000  Standard Chartered PLC                                                  427,400
                                                                              --------------
                                                                                     729,941
                                                                              --------------
             MEDICAL SPECIALTIES
     25,000  Smith & Nephew PLC                                                      255,667
                                                                              --------------
             MISCELLANEOUS COMMERCIAL
             SERVICES
     80,000  Group 4 Securicor PLC*                                                  214,894
                                                                              --------------
             MOVIES/ENTERTAINMENT
     70,000  Rank Group PLC                                                          354,576
                                                                              --------------
             OTHER METALS/MINERALS
     20,000  BHP Billiton PLC                                                        234,273
     10,300  Rio Tinto PLC                                                           302,961
                                                                              --------------
                                                                                     537,234
                                                                              --------------
             PHARMACEUTICALS: MAJOR
     16,000  GlaxoSmithKline PLC                                                     375,144
                                                                              --------------
             WIRELESS TELECOMMUNICATIONS
    251,534  Vodafone Group PLC                                                      681,698
                                                                              --------------
             TOTAL UNITED KINGDOM                                                  5,504,153
                                                                              --------------
             UNITED STATES (51.1%)
             ADVERTISING/MARKETING SERVICES
     94,750  Interpublic Group of
              Companies, Inc. (The)*                                               1,269,650
                                                                              --------------
             AEROSPACE & DEFENSE
     22,050  Northrop Grumman Corp.                                                1,198,638
     31,140  Raytheon Co.                                                          1,209,166
                                                                              --------------
                                                                                   2,407,804
                                                                              --------------
             AGRICULTURAL COMMODITIES/
             MILLING
     53,560  Archer-Daniels-Midland Co.                                            1,194,924
                                                                              --------------
             BEVERAGES: NON-ALCOHOLIC
     28,400  Coca-Cola Co. (The)                                                   1,182,292
                                                                              --------------
             BIOTECHNOLOGY
     33,500  Gilead Sciences, Inc.*                                           $    1,172,165
                                                                              --------------
             CHEMICALS: MAJOR DIVERSIFIED
     39,130  Dow Chemical Co. (The)                                                1,937,326
                                                                              --------------
             COMPUTER COMMUNICATIONS
     66,550  Cisco Systems, Inc.*                                                  1,284,415
                                                                              --------------
             DISCOUNT STORES
     26,250  Costco Wholesale Corp.                                                1,270,762
                                                                              --------------
             ELECTRICAL PRODUCTS
     17,310  Emerson Electric Co.                                                  1,213,431
                                                                              --------------
             ELECTRONIC PRODUCTION EQUIPMENT
     75,770  Applied Materials, Inc.*                                              1,295,667
                                                                              --------------
             FINANCIAL CONGLOMERATES
     21,830  American Express Co.                                                  1,230,557
     25,450  Citigroup, Inc.                                                       1,226,181
     31,530  J.P. Morgan Chase & Co.                                               1,229,985
                                                                              --------------
                                                                                   3,686,723
                                                                              --------------
             FOOD: MAJOR DIVERSIFIED
     26,680  Kellogg Co.                                                           1,191,529
                                                                              --------------
             FOOD: MEAT/FISH/DAIRY
     35,900  Dean Foods Co.*                                                       1,182,905
                                                                              --------------
             HOUSEHOLD/PERSONAL CARE
     26,460  Gillette Co. (The)                                                    1,184,879
                                                                              --------------
             INDUSTRIAL CONGLOMERATES
     33,240  General Electric Co.                                                  1,213,260
                                                                              --------------
             INFORMATION TECHNOLOGY
             SERVICES
     13,050  International Business
              Machines Corp.                                                       1,286,469
                                                                              --------------
             INTEGRATED OIL
     26,490  Exxon Mobil Corp.                                                     1,357,877
                                                                              --------------
             MAJOR BANKS
     26,240  Bank of America Corp.                                                 1,233,018
                                                                              --------------
             MAJOR TELECOMMUNICATIONS
     58,220  SBC Communications, Inc.                                              1,500,329
                                                                              --------------
             MEDIA CONGLOMERATES
     64,950  Time Warner, Inc.*                                                    1,262,628
                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             MEDICAL SPECIALTIES
     18,620  Bard (C.R.), Inc.                                                $    1,191,308
                                                                              --------------
             OIL & GAS PRODUCTION
     31,260  Burlington Resources, Inc.                                            1,359,810
                                                                              --------------
             PHARMACEUTICALS: MAJOR
     18,730  Johnson & Johnson                                                     1,187,857
     20,880  Lilly (Eli) & Co.                                                     1,184,940
     44,020  Pfizer, Inc.                                                          1,183,698
                                                                              --------------
                                                                                   3,556,495
                                                                              --------------
             SEMICONDUCTORS
     54,950  Intel Corp.                                                           1,285,281
                                                                              --------------
             SPECIALTY STORES
     31,540  Bed Bath & Beyond Inc.*                                               1,256,238
                                                                              --------------
             TELECOMMUNICATION EQUIPMENT
    109,200  Corning Inc.*                                                         1,285,284
     74,490  Motorola, Inc.                                                        1,281,228
                                                                              --------------
                                                                                   2,566,512
                                                                              --------------
             TRUCKS/CONSTRUCTION/
             FARM MACHINERY
     12,350  Caterpillar Inc.                                                      1,204,248
                                                                              --------------
             TOTAL UNITED STATES                                                  41,747,945
                                                                              --------------
             TOTAL COMMON STOCKS
              (Cost $70,390,277)                                                  80,008,438
                                                                              --------------
             PREFERRED STOCK (0.5%)
             GERMANY
             BROADCASTING
     22,500  ProSiebenSat.1 Media AG
              (Cost $327,625)                                                        412,189
                                                                              --------------
TOTAL INVESTMENTS
 (Cost $70,717,902) (a)                                            98.4%          80,420,627
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                                       1.6            1,268,948
                                                                  -----       --------------
NET ASSETS                                                        100.0%      $   81,689,575
                                                                  =====       ==============

     ADR  AMERICAN DEPOSITORY RECEIPT.
     *    NON-INCOME PRODUCING SECURITY.
     (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $13,266,067 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,563,342, RESULTING IN NET UNREALIZED APPRECIATION OF $9,702,725.

                        SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
SUMMARY OF INVESTMENTS - DECEMBER 31, 2004

                                                                PERCENT OF
INDUSTRY                                           VALUE        NET ASSETS
----------------------------------------------------------------------------
Financial Conglomerates                         $  5,359,249         6.5%
Pharmaceuticals: Major                             5,089,161         6.2
Major Banks                                        4,544,802         5.5
Integrated Oil                                     4,232,989         5.2
Telecommunication
 Equipment                                         4,090,866         5.0
Major Telecommunications                           3,799,080         4.6
Chemicals: Major Diversified                       2,512,694         3.1
Aerospace & Defense                                2,407,804         2.9
Advertising/Marketing
 Services                                          2,249,854         2.7
Industrial Conglomerates                           1,774,868         2.2
Information Technology
 Services                                          1,702,091         2.1
Trucks/Construction/
 Farm Machinery                                    1,640,191         2.0
Electronic Components                              1,621,262         2.0
Electronic Production
 Equipment                                         1,616,190         2.0
Media Conglomerates                                1,581,387         1.9
Food: Major Diversified                            1,560,362         1.9
Electrical Products                                1,491,345         1.8
Medical Specialties                                1,446,975         1.8
Household/Personal Care                            1,440,589         1.7
Oil & Gas Production                               1,359,810         1.7
Semiconductors                                     1,285,281         1.6
Computer Communications                            1,284,415         1.6
Discount Stores                                    1,270,762         1.6
Specialty Stores                                   1,256,238         1.5
Agricultural Commodities/
 Milling                                           1,194,924         1.5
Food: Meat/Fish/Dairy                              1,182,905         1.4
Beverages: Non-Alcoholic                           1,182,292         1.4
Electronic Equipment/
 Instruments                                       1,179,455         1.4
Electric Utilities                                 1,172,916         1.4
Biotechnology                                      1,172,165         1.4
Hotels/Resorts/Cruiselines                         1,142,364         1.4
Wireless
 Telecommunications                                1,133,786         1.4
Recreational Products                                879,270         1.1
Motor Vehicles                                       787,219         1.0
Food Retail                                     $    746,940         0.9%
Beverages: Alcoholic                                 697,118         0.9
Broadcasting                                         695,802         0.9
Packaged Software                                    659,746         0.8
Investment Banks/
 Brokers                                             641,956         0.8
Multi-Line Insurance                                 616,757         0.8
Gas Distributors                                     614,874         0.8
Life/Health Insurance                                557,561         0.7
Other Metals/Minerals                                537,234         0.7
Engineering & Construction                           536,286         0.7
Railroads                                            500,683         0.6
Apparel/Footwear                                     483,431         0.6
Airlines                                             466,685         0.6
Apparel/Footwear Retail                              441,704         0.5
Personnel Services                                   406,761         0.5
Industrial Machinery                                 385,809         0.5
Electronics/Appliances                               365,020         0.4
Building Products                                    360,853         0.4
Movies/Entertainment                                 354,576         0.4
Automotive Aftermarket                               320,184         0.4
Auto Parts: O.E.M                                    317,063         0.4
Pulp & Paper                                         305,868         0.4
Food Distributors                                    302,068         0.4
Regional Banks                                       301,254         0.4
Air Freight/Couriers                                 271,129         0.3
Internet Software/Services                           252,131         0.3
Investment Managers                                  246,169         0.3
Miscellaneous Commercial
 Services                                            214,894         0.3
Specialty
 Telecommunications                                  174,510         0.2
                                                ------------    ------------
                                                $ 80,420,627        98.4%
                                                ============    ============

TYPE OF INVESTMENT
----------------------------------------------------------------------------
Common Stocks                                   $ 80,008,438        97.9%
Preferred Stock                                      412,189         0.5
                                                ------------    ------------
                                                $ 80,420,627        98.4%
                                                ============    ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (99.9%)
             ADVERTISING/MARKETING
             SERVICES (3.9%)
      8,700  Dex Media, Inc.                                                  $      217,152
     13,425  Getty Images, Inc.*                                                     924,311
     22,400  Lamar Advertising Co.
              (Class A)*                                                             958,272
      5,000  R.H. Donnelley Corp.*                                                   295,250
                                                                              --------------
                                                                                   2,394,985
                                                                              --------------
             AEROSPACE & DEFENSE (1.1%)
      4,800  FLIR Systems, Inc.*                                                     306,192
      2,900  Precision Castparts Corp.                                               190,472
      5,100  Rockwell Collins, Inc.                                                  201,144
                                                                              --------------
                                                                                     697,808
                                                                              --------------
             AIR FREIGHT/COURIERS (1.5%)
     10,750  C.H. Robinson Worldwide, Inc.                                           596,840
      5,700  Expeditors International of
              Washington, Inc.                                                       318,516
                                                                              --------------
                                                                                     915,356
                                                                              --------------
             APPAREL/FOOTWEAR (1.0%)
     11,100  Coach, Inc.*                                                            626,040
                                                                              --------------
             APPAREL/FOOTWEAR RETAIL (2.6%)
     10,400  Abercrombie & Fitch Co.
              (Class A)                                                              488,280
     13,125  Chico's FAS, Inc.*                                                      597,581
     10,800  Urban Outfitters, Inc.*                                                 479,520
                                                                              --------------
                                                                                   1,565,381
                                                                              --------------
             BIOTECHNOLOGY (3.7%)
      8,400  Amylin Pharmaceuticals, Inc.*                                           196,224
     10,600  Celgene Corp.*                                                          281,218
     10,470  Charles River Laboratories
              International, Inc.*                                                   481,724
      7,500  Gen-Probe Inc.*                                                         339,075
     12,200  Genzyme Corp.*                                                          708,454
      9,300  MedImmune, Inc.*                                                        252,123
                                                                              --------------
                                                                                   2,258,818
                                                                              --------------
             BROADCASTING (1.7%)
     25,200  Univision Communications Inc.
              (Class A)*                                                      $      737,604
      7,800  XM Satellite Radio Holdings Inc.
              (Class A)*                                                             293,436
                                                                              --------------
                                                                                   1,031,040
                                                                              --------------
             CASINO/GAMING (6.9%)
     32,850  GTECH Holdings Corp.                                                    852,458
     17,400  International Game
              Technology                                                             598,212
      4,441  Las Vegas Sands Corp.*                                                  213,168
      8,800  Penn National Gaming, Inc.*                                             532,840
     29,100  Station Casinos, Inc.                                                 1,591,188
      6,340  Wynn Resorts, Ltd.*                                                     424,273
                                                                              --------------
                                                                                   4,212,139
                                                                              --------------
             COAL (0.8%)
      6,200  Peabody Energy Corp.                                                    501,642
                                                                              --------------
             COMPUTER COMMUNICATIONS (1.4%)
     18,900  Avaya Inc.*                                                             325,080
     20,000  Juniper Networks, Inc.*                                                 543,800
                                                                              --------------
                                                                                     868,880
                                                                              --------------
             COMPUTER PERIPHERALS (1.3%)
      4,275  Lexmark International, Inc.
              (Class A)*                                                             363,375
     13,600  Network Appliance, Inc.*                                                451,792
                                                                              --------------
                                                                                     815,167
                                                                              --------------
             COMPUTER PROCESSING
             Hardware (0.8%)
      7,600   Apple Computer, Inc.*                                                  489,440
                                                                              --------------
             CONSTRUCTION MATERIALS (1.6%)
     11,800   Rinker Group Ltd. (ADR)
              (Australia)                                                            980,226
                                                                              --------------
             CONTAINERS/PACKAGING (1.0%)
     10,900   Sealed Air Corp.*                                                      580,643
                                                                              --------------
             DATA PROCESSING
             SERVICES (1.3%)
      5,600   CheckFree Corp.*                                                       213,248
     10,000   Global Payments Inc.                                                   585,400
                                                                              --------------
                                                                                     798,648
                                                                              --------------

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                                       104

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             DISCOUNT STORES (2.2%)
     26,300  Dollar Tree Stores, Inc.*                                        $      754,284
      6,125  Kmart Holding Corp.*                                                    606,069
                                                                              --------------
                                                                                   1,360,353
                                                                              --------------
             ELECTRONIC DISTRIBUTORS (0.4%)
      3,800   CDW Corp.                                                              252,130
                                                                              --------------
             ELECTRONIC PRODUCTION
             EQUIPMENT (0.9%)
      4,600  KLA-Tencor Corp.*                                                       214,268
      9,400  Tessera Technologies, Inc.*                                             349,774
                                                                              --------------
                                                                                     564,042
                                                                              --------------
             ELECTRONICS/APPLIANCES (0.7%)
      3,275  Harman International
              Industries, Inc.                                                       415,925
                                                                              --------------
             FINANCE/RENTAL/LEASING (0.5%)
      6,025  Doral Financial Corp.
              (Puerto Rico)                                                          296,731
                                                                              --------------
             FINANCIAL CONGLOMERATES (1.5%)
     25,300  Brascan Corp. (Class A)
              (Canada)                                                               911,053
                                                                              --------------
             FINANCIAL PUBLISHING/
             SERVICES (1.5%)
     14,600  Interactive Data Corp.*                                                 317,404
      7,075  Moody's Corp.                                                           614,464
                                                                              --------------
                                                                                     931,868
                                                                              --------------
             GAS DISTRIBUTORS (1.0%)
     11,400  Questar Corp.                                                           580,944
                                                                              --------------
             HOME BUILDING (0.5%)
        425  NVR, Inc.*                                                              326,995
                                                                              --------------
             HOME FURNISHINGS (0.5%)
      3,000  Mohawk Industries, Inc.*                                                273,750
                                                                              --------------
             HOME IMPROVEMENT
             CHAINS (0.5%)
      4,500  Fastenal Co.                                                            277,020
                                                                              --------------
             HOTELS/RESORTS/
             CRUISELINES (3.5%)
      4,300  Four Seasons Hotels, Inc.
              (Canada)                                                               351,697
     32,950  Royal Caribbean Cruises Ltd.
              (Liberia)                                                       $    1,793,798
                                                                              --------------
                                                                                   2,145,495
                                                                              --------------
             INDUSTRIAL MACHINERY (0.9%)
     15,000  Graco Inc.                                                              560,250
                                                                              --------------
             INFORMATION TECHNOLOGY
             SERVICES (1.0%)
     14,400  Cognizant Technology
              Solutions Corp. (Class A)*                                             609,552
                                                                              --------------
             INSURANCE BROKERS/
             SERVICES (0.8%)
     11,000  ChoicePoint Inc.*                                                       505,890
                                                                              --------------
             INTEGRATED OIL (0.7%)
     12,875  Suncor Energy, Inc.
              (Canada)                                                               455,775
                                                                              --------------
             INTERNET RETAIL (0.4%)
      3,100  Overstock.com, Inc.*                                                    213,900
                                                                              --------------
             INTERNET SOFTWARE/
             SERVICES (0.8%)
     21,800  Akamai Technologies, Inc.*                                              284,054
      6,500  VeriSign, Inc.*                                                         217,880
                                                                              --------------
                                                                                     501,934
                                                                              --------------
             INVESTMENT BANKS/
             BROKERS (2.7%)
     39,000  AmeriTrade Holding Corp.*                                               554,580
      2,100  Chicago Mercantile
              Exchange (The)                                                         480,270
      8,487  Legg Mason, Inc.                                                        621,758
                                                                              --------------
                                                                                   1,656,608
                                                                              --------------
             INVESTMENT MANAGERS (1.2%)
     26,100  Calamos Asset Management
              Inc. (Class A)*                                                        704,700
                                                                              --------------
             MEDICAL DISTRIBUTORS (1.0%)
     14,700  Patterson Companies Inc.*                                               637,833
                                                                              --------------
             MEDICAL SPECIALTIES (9.7%)
      5,000  Advanced Medical
              Optics, Inc.*                                                          205,700
      8,800  Bard (C.R.), Inc.                                                       563,024

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                                       105

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
     14,600  Biomet, Inc.                                                     $      633,494
      4,600  Cooper Companies, Inc. (The)                                            324,714
     14,300  Dade Behring Holdings Inc.*                                             800,800
     16,356  Fisher Scientific
              International, Inc.*                                                 1,020,287
      5,375  IDEXX Laboratories, Inc.*                                               293,421
     13,400  INAMED Corp.*                                                           847,550
     16,783  Kinetic Concepts, Inc.*                                               1,280,543
                                                                              --------------
                                                                                   5,969,533
                                                                              --------------
             MEDICAL/NURSING
             Services (1.3%)
     39,400   VCA Antech, Inc.*                                                      772,240
                                                                              --------------
             MISCELLANEOUS COMMERCIAL
             SERVICES (4.0%)
     26,050  Corporate Executive Board
              Co. (The)                                                            1,743,787
      9,275  Iron Mountain Inc.*                                                     282,795
      9,700  Laureate Education Inc.*                                                427,673
                                                                              --------------
                                                                                   2,454,255
                                                                              --------------
             MISCELLANEOUS
             MANUFACTURING (0.3%)
      4,900   Pentair, Inc.                                                          213,444
                                                                              --------------
             MOVIES/ENTERTAINMENT (0.4%)
      6,900  DreamWorks Animation SKG,
              Inc. (Class A)*                                                        258,819
                                                                              --------------
             OIL & GAS PIPELINES (0.5%)
      3,900   Kinder Morgan, Inc.                                                    285,207
                                                                              --------------
             OIL & GAS PRODUCTION (3.6%)
     36,895  Ultra Petroleum Corp.
              (Canada)*                                                            1,775,756
     12,000    XTO Energy Inc.                                                       424,560
                                                                              --------------
                                                                                   2,200,316
                                                                              --------------
             OILFIELD SERVICES/
             EQUIPMENT (0.4%)
      4,750  Smith International, Inc.*                                              258,448
                                                                              --------------
             OTHER CONSUMER
             SERVICES (1.6%)
      7,300  Career Education Corp.*                                                 292,000
      6,000  ITT Educational
              Services, Inc.*                                                 $      285,300
      3,525  Strayer Education, Inc.                                                 387,010
                                                                              --------------
                                                                                     964,310
                                                                              --------------
             OTHER METALS/MINERALS (0.5%)
      3,000   Cameco Corporation                                                     314,580
                                                                              --------------
             PACKAGED SOFTWARE (4.1%)
     14,200  Adobe Systems, Inc.*                                                    890,908
     14,350  Autodesk, Inc.                                                          544,583
      7,200  McAfee Inc.*                                                            208,296
     12,600  Mercury Interactive Corp.*                                              573,930
     18,600  Salesforce.com Inc.*                                                    315,084
                                                                              --------------
                                                                                   2,532,801
                                                                              --------------
             PERSONNEL SERVICES (0.4%)
      7,500   Monster Worldwide Inc.*                                                252,300
                                                                              --------------
             PHARMACEUTICALS: OTHER (0.5%)
     11,400  Elan Corp. PLC (ADR)
              (Ireland)*                                                             310,650
                                                                              --------------
             PRECIOUS METALS (1.9%)
     18,400  Freeport-McMoRan Copper &
              Gold, Inc. (Class B)                                                   703,432
     25,300  Placer Dome Inc. (Canada)                                               477,158
                                                                              --------------
                                                                                   1,180,590
                                                                              --------------
             PROPERTY - CASUALTY
             INSURERS (1.0%)
        950  White Mountains Insurance
              Group, Ltd. (Bermuda)                                                  613,700
                                                                              --------------
             REAL ESTATE INVESTMENT
             TRUSTS (0.8%)
     12,800  Plum Creek Timber Co., Inc.                                             492,032
                                                                              --------------
             RECREATIONAL PRODUCTS (2.2%)
     11,940  Electronic Arts Inc.*                                                   736,459
     14,400  Shanda Interactive
              Entertainment Ltd.
              (China)*                                                               612,000
                                                                              --------------
                                                                                   1,348,459
                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             RESTAURANTS (2.8%)
     13,200  Cheesecake Factory,
              Inc. (The)*                                                     $      428,604
     10,700  P.F. Chang's China
              Bistro, Inc.*                                                          602,945
     11,150  Sonic Corp.*                                                            340,075
      6,600  Yum! Brands, Inc.                                                       311,388
                                                                              --------------
                                                                                   1,683,012
                                                                              --------------
             SEMICONDUCTORS (2.4%)
     10,400  Altera Corp.*                                                           215,280
     13,700  Linear Technology Corp.                                                 531,012
     20,900  Marvell Technology Group
              Ltd. (Bermuda)*                                                        741,323
                                                                              --------------
                                                                                   1,487,615
                                                                              --------------
             SERVICES TO THE HEALTH
             INDUSTRY (1.1%)
     14,575  Stericycle, Inc.*                                                       669,721
                                                                              --------------
             SPECIALTY INSURANCE (0.5%)
      9,600  Assurant, Inc.                                                          293,280
                                                                              --------------
             SPECIALTY STORES (1.5%)
     20,980  PETsMART, Inc.                                                          745,419
      9,600  Toys 'R' Us, Inc.*                                                      196,512
                                                                              --------------
                                                                                     941,931
                                                                              --------------
             SPECIALTY
             TELECOMMUNICATIONS (3.2%)
     67,282  Crown Castle International
              Corp.*                                                               1,119,572
     11,126  NTL, Inc.*                                                              811,753
                                                                              --------------
                                                                                   1,931,325
                                                                              --------------
             TELECOMMUNICATION
             EQUIPMENT (0.3%)
     13,500  Andrew Corp.*                                                           184,005
                                                                              --------------
             WHOLESALE DISTRIBUTORS (0.3%)
      6,300  SCP Pool Corp.                                                          200,970
                                                                              --------------
             WIRELESS
             TELECOMMUNICATIONS (0.8%)
     10,150  NII Holdings, Inc.*                                                     481,618
                                                                              --------------
             TOTAL COMMON STOCKS
              (Cost $50,615,564)                                                  61,214,122
                                                                              --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
--------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (0.8%)
             REPURCHASE AGREEMENT
$       521  Joint repurchase agreement
              account
              2.223% due 01/03/05
              (dated 12/31/04; proceeds
              $521,096) (a)
              (Cost $521,000)                                                 $      521,000
                                                                              --------------
TOTAL INVESTMENTS
 (Cost $51,136,564) (b)                                               100.7%      61,735,122
LIABILITIES IN EXCESS OF
  OTHER ASSETS                                                         (0.7)        (433,032)
                                                              -------------   --------------
NET ASSETS                                                            100.0%  $   61,302,090
                                                              =============   ==============

     ADR  AMERICAN DEPOSITORY RECEIPT.
     *    NON-INCOME PRODUCING SECURITY.
     (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
     (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $51,225,012. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $11,031,875 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $521,765, RESULTING IN NET UNREALIZED APPRECIATION OF $10,510,110.

                        SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
SUMMARY OF INVESTMENTS - DECEMBER 31, 2004

                                                                               PERCENT OF
INDUSTRY                                                           VALUE       NET ASSETS
-----------------------------------------------------------------------------------------
Medical Specialties                                            $   5,969,533      9.7%
Casino/Gaming                                                      4,212,139      6.9
Packaged Software                                                  2,532,801      4.1
Miscellaneous Commercial
  Services                                                         2,454,255      4.0
Advertising/Marketing
  Services                                                         2,394,985      3.9
Biotechnology                                                      2,258,818      3.7
Oil & Gas Production                                               2,200,316      3.6
Hotels/Resorts/Cruiselines                                         2,145,495      3.5
Specialty
  Telecommunications                                               1,931,325      3.2
Restaurants                                                        1,683,012      2.8
Investment Banks/Brokers                                           1,656,608      2.7
Apparel/Footwear Retail                                            1,565,381      2.6
Semiconductors                                                     1,487,615      2.4
Discount Stores                                                    1,360,353      2.2
Recreational Products                                              1,348,459      2.2
Precious Metals                                                    1,180,590      1.9
Broadcasting                                                       1,031,040      1.7
Construction Materials                                               980,226      1.6
Other Consumer Services                                              964,310      1.6
Specialty Stores                                                     941,931      1.5
Financial Publishing/
  Services                                                           931,868      1.5
Air Freight/Couriers                                                 915,356      1.5
Financial Conglomerates                                              911,053      1.5
Computer Communications                                              868,880      1.4
Computer Peripherals                                                 815,167      1.3
Data Processing Services                                             798,648      1.3
Medical/Nursing Services                                             772,240      1.3
Investment Managers                                                  704,700      1.2
Aerospace & Defense                                                  697,808      1.1
Services To The Health
  Industry                                                           669,721      1.1
Medical Distributors                                                 637,833      1.0
Apparel/Footwear                                                     626,040      1.0
Property - Casualty
  Insurers                                                           613,700      1.0
Gas Distributors                                                     580,944      1.0
Containers/Packaging                                                 580,643      1.0
Information Technology
  Services                                                     $     609,552      1.0
Electronic Production
  Equipment                                                          564,042      0.9
Industrial Machinery                                                 560,250      0.9
Repurchase Agreement                                                 521,000      0.8
Insurance Brokers/
  Services                                                           505,890      0.8
Internet Software/
  Services                                                           501,934      0.8
Coal                                                                 501,642      0.8
Real Estate Investment
  Trusts                                                             492,032      0.8
Computer Processing
  Hardware                                                           489,440      0.8
Wireless
  Telecommunications                                                 481,618      0.8
Integrated Oil                                                       455,775      0.7
Electronics/Appliances                                               415,925      0.7
Home Building                                                        326,995      0.5
Other Metals/Minerals                                                314,580      0.5
Pharmaceuticals: Other                                               310,650      0.5
Finance/Rental/Leasing                                               296,731      0.5
Specialty Insurance                                                  293,280      0.5
Oil & Gas Pipelines                                                  285,207      0.5
Home Improvement
  Chains                                                             277,020      0.5
Home Furnishings                                                     273,750      0.5
Movies/Entertainment                                                 258,819      0.4
Oilfield Services/
  Equipment                                                          258,448      0.4
Personnel Services                                                   252,300      0.4
Electronic Distributors                                              252,130      0.4
Internet Retail                                                      213,900      0.4
Miscellaneous
  Manufacturing                                                      213,444      0.3
Wholesale Distributors                                               200,970      0.3
Telecommunication
  Equipment                                                          184,005      0.3
                                                               -------------   ----------
                                                               $  61,735,122    100.7%
                                                               =============   ==========

                        SEE NOTES TO FINANCIAL STATEMENTS

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                                       109

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                                MONEY             FLEXIBLE              BALANCED
                                                                                MARKET             INCOME                GROWTH
                                                                           ----------------   ----------------     ----------------
ASSETS:
Investments in securities, at value                                        $    101,544,465   $     69,740,180     $    103,623,556
Investments in affiliates**                                                              --             44,192            1,007,425
Cash                                                                                 15,098            102,388+                 554
Receivable for:
  Investments sold                                                                       --                 --              163,167
  Interest/principal paydowns                                                        15,911            924,011              397,875
  Dividends                                                                              --                 --               83,132
  Shares of beneficial interest sold                                                 24,774              1,744                   --
  Foreign withholding taxes reclaimed                                                    --                 --                   --
  Variation margin                                                                       --                 --                   --
Prepaid expenses and other assets                                                     2,316              1,724                3,139
                                                                           ----------------   ----------------     ----------------
    TOTAL ASSETS                                                                101,602,564         70,814,239          105,278,848
                                                                           ----------------   ----------------     ----------------
LIABILITIES:
Payable for:
  Investments purchased                                                                  --                 --            2,306,122
  Shares of beneficial interest redeemed                                            113,564             16,408               24,079
  Investment advisory fee                                                            39,217             19,131               44,985
  Variation margin                                                                       --             47,843               33,359
  Compensated forward foreign currency contracts                                         --             32,692                   --
  Distribution fee                                                                    7,299              5,654                5,709
  Administration fee                                                                  4,357              4,783                6,921
Unrealized depreciation on open forward foreign currency contracts                       --              6,693                   --
Accrued expenses and other payables                                                  25,240             95,976               33,248
                                                                           ----------------   ----------------     ----------------
    TOTAL LIABILITIES                                                               189,677            229,180            2,454,423
                                                                           ----------------   ----------------     ----------------
NET ASSETS                                                                 $    101,412,887   $     70,585,059     $    102,824,425
                                                                           ================   ================     ================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                            $    101,412,851   $     91,725,908     $     92,486,377
Accumulated undistributed net investment income (net investment loss)                    36          1,013,386             (125,048)
Accumulated undistributed net realized gain (loss)                                       --        (19,981,850)          (6,131,730)
Net unrealized appreciation (depreciation)                                               --         (2,172,385)          16,594,826
                                                                           ----------------   ----------------     ----------------
NET ASSETS                                                                 $    101,412,887   $     70,585,059     $    102,824,425
                                                                           ================   ================     ================
TOTAL COST                                                                 $    101,544,465   $     71,899,432     $     87,989,924
                                                                           ================   ================     ================
CLASS X SHARES:
Net Assets                                                                 $     67,944,771   $     43,657,958     $     75,516,778
Shares Outstanding (unlimited authorized shares of $.01 par value)               67,944,762          5,688,294            4,733,559
    NET ASSET VALUE PER SHARE                                              $           1.00   $           7.68     $          15.95
                                                                           ================   ================     ================
CLASS Y SHARES:
Net Assets                                                                 $     33,468,116   $     26,927,101     $     27,307,647
Shares Outstanding (unlimited authorized shares of $.01 par value)               33,468,088          3,517,850            1,715,446
    NET ASSET VALUE PER SHARE                                              $           1.00   $           7.65     $          15.92
                                                                           ================   ================     ================

----------
+ INCLUDING $100,000 SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS. ** COST OF $44,948, $639,870 AND $424,280, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                                       EQUALLY-
                                                                                                  DIVIDEND             WEIGHTED
                                                                               UTILITIES           GROWTH              S&P 500
                                                                           ----------------   ----------------     ----------------
ASSETS:
Investments in securities, at value                                        $     78,631,770   $    366,621,431     $    222,030,958
Investments in affiliates**                                                              --                 --              891,331
Cash                                                                                    196                631                  918
Receivable for:
  Investments sold                                                                       --                 --                   --
  Interest/principal paydowns                                                        26,963             10,433                  103
  Dividends                                                                         154,537            260,476              272,898
  Shares of beneficial interest sold                                                    638              1,912              242,916
  Foreign withholding taxes reclaimed                                                 8,371                 --                   --
  Variation margin                                                                       --                 --                3,550
Prepaid expenses and other assets                                                     3,101              8,171               10,372
                                                                           ----------------   ----------------     ----------------
    TOTAL ASSETS                                                                 78,825,576        366,903,054          223,453,046
                                                                           ----------------   ----------------     ----------------
LIABILITIES:
Payable for:
  Investments purchased                                                                  --                 --                   --
  Shares of beneficial interest redeemed                                             52,952            261,280              147,497
  Investment advisory fee                                                            37,563            156,690               22,345
  Variation margin                                                                       --                 --                   --
  Compensated forward foreign currency contracts                                         --                 --                   --
  Distribution fee                                                                    3,254             12,501               16,591
  Administration fee                                                                  5,272             24,804               14,896
Unrealized depreciation on open forward foreign currency contracts                       --                 --                   --
Accrued expenses and other payables                                                  23,890             40,715               32,222
                                                                           ----------------   ----------------     ----------------
    TOTAL LIABILITIES                                                               122,931            495,990              233,551
                                                                           ----------------   ----------------     ----------------
NET ASSETS                                                                 $     78,702,645   $    366,407,064     $    223,219,495
                                                                           ================   ================     ================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                            $     89,979,343   $    444,112,876     $    137,655,167
Accumulated undistributed net investment income (net investment loss)                  (306)             5,006            1,945,336
Accumulated undistributed net realized gain (loss)                              (39,301,908)      (167,310,849)           2,756,017
Net unrealized appreciation (depreciation)                                       28,025,516         89,600,031           80,862,975
                                                                           ----------------   ----------------     ----------------
NET ASSETS                                                                 $     78,702,645   $    366,407,064     $    223,219,495
                                                                           ================   ================     ================
TOTAL COST                                                                 $     50,606,254   $    277,021,400     $    142,122,171
                                                                           ================   ================     ================
CLASS X SHARES:
Net Assets                                                                 $     63,052,255   $    307,092,641     $    142,319,656
Shares Outstanding (unlimited authorized shares of $.01 par value)                3,350,369         19,419,300            5,819,789
    NET ASSET VALUE PER SHARE                                              $          18.82   $          15.81     $          24.45
                                                                           ================   ================     ================
CLASS Y SHARES:
Net Assets                                                                 $     15,650,390   $     59,314,423     $     80,899,839
Shares Outstanding (unlimited authorized shares of $.01 par value)                  832,124          3,756,312            3,335,988
    NET ASSET VALUE PER SHARE                                              $          18.81   $          15.79     $          24.25
                                                                           ================   ================     ================

                                                                                                 AMERICAN               CAPITAL
                                                                                GROWTH         OPPORTUNITIES         OPPORTUNITIES
                                                                           ----------------   ----------------     ----------------
ASSETS:
Investments in securities, at value                                        $     45,055,987   $    252,780,418     $     39,273,360
Investments in affiliates**                                                              --                 --                   --
Cash                                                                                     --                966                   52
Receivable for:
  Investments sold                                                                  447,480          3,985,391              167,418
  Interest/principal paydowns                                                            --                405                   47
  Dividends                                                                          17,451            108,689                6,889
  Shares of beneficial interest sold                                                 17,395              2,128                   91
  Foreign withholding taxes reclaimed                                                    --              6,348                   --
  Variation margin                                                                       --                 --                   --
Prepaid expenses and other assets                                                     7,198              9,796                  410
                                                                           ----------------   ----------------     ----------------
    TOTAL ASSETS                                                                 45,545,511        256,894,141           39,448,267
                                                                           ----------------   ----------------     ----------------
LIABILITIES:
Payable for:
  Investments purchased                                                             499,215            611,895                   --
  Shares of beneficial interest redeemed                                             21,939             88,938                9,153
  Investment advisory fee                                                            18,777            117,684               22,202
  Variation margin                                                                       --                 --                   --
  Compensated forward foreign currency contracts                                         --                 --                   --
  Distribution fee                                                                    2,193              9,159                2,922
  Administration fee                                                                  3,004             17,374                2,651
Unrealized depreciation on open forward foreign currency contracts                       --                 --                   --
Accrued expenses and other payables                                                  28,016             43,424               23,662
                                                                           ----------------   ----------------     ----------------
    TOTAL LIABILITIES                                                               573,144            888,474               60,590
                                                                           ----------------   ----------------     ----------------
NET ASSETS                                                                 $     44,972,367   $    256,005,667     $     39,387,677
                                                                           ================   ================     ================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                            $     76,107,430   $    481,261,273     $    122,748,794
Accumulated undistributed net investment income (net investment loss)               146,548          1,532,848                1,624
Accumulated undistributed net realized gain (loss)                              (36,247,980)      (261,639,403)         (90,418,317)
Net unrealized appreciation (depreciation)                                        4,966,369         34,850,949            7,055,576
                                                                           ----------------   ----------------     ----------------
NET ASSETS                                                                 $     44,972,367   $    256,005,667     $     39,387,677
                                                                           ================   ================     ================
TOTAL COST                                                                 $     40,089,618   $    217,931,483     $     32,217,784
                                                                           ================   ================     ================
CLASS X SHARES:
Net Assets                                                                 $     34,038,446   $    212,736,440     $     25,407,671
Shares Outstanding (unlimited authorized shares of $.01 par value)                2,237,471         14,053,962            2,659,582
    NET ASSET VALUE PER SHARE                                              $          15.21   $          15.14     $           9.55
                                                                           ================   ================     ================
CLASS Y SHARES:
Net Assets                                                                 $     10,933,921   $     43,269,227     $     13,980,006
Shares Outstanding (unlimited authorized shares of $.01 par value)                  725,037          2,874,418            1,479,846
    NET ASSET VALUE PER SHARE                                              $          15.08   $          15.05     $           9.45
                                                                           ================   ================     ================

                                                                                                 DEVELOPING
                                                                            GLOBAL EQUITY          GROWTH
                                                                           ----------------   ----------------
ASSETS:
Investments in securities, at value                                        $     80,420,627   $     61,735,122
Investments in affiliates**                                                              --                 --
Cash                                                                                 18,089                379
Receivable for:
  Investments sold                                                               15,539,883                 --
  Interest/principal paydowns                                                            --                 32
  Dividends                                                                          39,320              7,859
  Shares of beneficial interest sold                                                 93,280                240
  Foreign withholding taxes reclaimed                                                57,568                 --
  Variation margin                                                                       --                 --
Prepaid expenses and other assets                                                     2,807              1,178
                                                                           ----------------   ----------------
    TOTAL ASSETS                                                                 96,171,574         61,744,810
                                                                           ----------------   ----------------
LIABILITIES:
Payable for:
  Investments purchased                                                          14,295,511            376,637
  Shares of beneficial interest redeemed                                             83,092              8,917
  Investment advisory fee                                                            63,487             21,553
  Variation margin                                                                       --                 --
  Compensated forward foreign currency contracts                                         --                 --
  Distribution fee                                                                    1,770              1,839
  Administration fee                                                                  5,521              4,105
Unrealized depreciation on open forward foreign currency contracts                       --                 --
Accrued expenses and other payables                                                  32,618             29,669
                                                                           ----------------   ----------------
    TOTAL LIABILITIES                                                            14,481,999            442,720
                                                                           ----------------   ----------------
NET ASSETS                                                                 $     81,689,575   $     61,302,090
                                                                           ================   ================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                            $     74,589,128   $     90,534,177
Accumulated undistributed net investment income (net investment loss)               472,861              1,791
Accumulated undistributed net realized gain (loss)                               (3,087,216)       (39,832,436)
Net unrealized appreciation (depreciation)                                        9,714,802         10,598,558
                                                                           ----------------   ----------------
NET ASSETS                                                                 $     81,689,575   $     61,302,090
                                                                           ================   ================
TOTAL COST                                                                 $     70,717,902   $     51,136,564
                                                                           ================   ================
CLASS X SHARES:
Net Assets                                                                 $     73,290,495   $     52,358,953
Shares Outstanding (unlimited authorized shares of $.01 par value)                4,793,223          2,616,504
    NET ASSET VALUE PER SHARE                                              $          15.29   $          20.01
                                                                           ================   ================
CLASS Y SHARES:
Net Assets                                                                 $      8,399,080   $      8,943,137
Shares Outstanding (unlimited authorized shares of $.01 par value)                  552,931            451,991
    NET ASSET VALUE PER SHARE                                              $          15.19   $          19.79
                                                                           ================   ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                MONEY             FLEXIBLE              BALANCED
                                                                                MARKET             INCOME                GROWTH
                                                                           ----------------   ----------------     ----------------
INVESTMENT INCOME:
INCOME
Dividends                                                                                --   $         52,081     $      1,324,130*
Interest                                                                   $      1,634,522          4,032,805            1,444,801
Interest and dividends from affiliates                                                   --              1,718               25,399
                                                                           ----------------   ----------------     ----------------
    TOTAL INCOME                                                                  1,634,522          4,086,604            2,794,330
                                                                           ----------------   ----------------     ----------------
EXPENSES
Investment advisory fee                                                             580,239            279,875              600,518
Distribution fee (Class Y shares)                                                    96,389             61,600               61,846
Professional fees                                                                    25,116             93,458               27,293
Custodian fees                                                                       12,036             58,660               29,102
Administration fee                                                                    8,777              9,473               13,520
Shareholder reports and notices                                                      13,131             13,226               15,218
Trustees' fees and expenses                                                           1,505                763                1,246
Transfer agent fees and expenses                                                        500                500                  500
Other                                                                                 5,053             42,516               15,608
                                                                           ----------------   ----------------     ----------------
    TOTAL EXPENSES                                                                  742,746            560,071              764,851
                                                                           ----------------   ----------------     ----------------
    NET INVESTMENT INCOME (LOSS)                                                    891,776          3,526,533            2,029,479
                                                                           ----------------   ----------------     ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                              --           (274,167)           7,757,128
Futures contracts                                                                        --           (757,295)            (463,820)
Foreign exchange transactions                                                            --            977,284                   --
                                                                           ----------------   ----------------     ----------------
      NET REALIZED GAIN (LOSS)                                                           --            (54,178)           7,293,308
                                                                           ----------------   ----------------     ----------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                              --          1,156,153            1,096,657
Futures contracts                                                                        --                903               (9,181)
Translation of forward foreign currency contracts, other assets and
 liabilities denominated in foreign currencies                                           --             77,820                   --
                                                                           ----------------   ----------------     ----------------
      NET APPRECIATION (DEPRECIATION)                                                    --          1,234,876            1,087,476
                                                                           ----------------   ----------------     ----------------
      NET GAIN                                                                           --          1,180,698            8,380,784
                                                                           ----------------   ----------------     ----------------
NET INCREASE                                                               $        891,776   $      4,707,231     $     10,410,263
                                                                           ================   ================     ================

----------
*  NET OF FOREIGN WITHHOLDING TAX OF $26,383, $15,269, $998, $30,609, $1,639,
   $86,818 AND $2,942, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                                       EQUALLY-
                                                                                                  DIVIDEND             WEIGHTED
                                                                               UTILITIES           GROWTH              S&P 500
                                                                           ----------------   ----------------     ----------------
INVESTMENT INCOME:
INCOME
Dividends                                                                  $      2,026,589   $      8,188,029*    $      3,099,326
Interest                                                                            160,289            130,849               48,038
Interest and dividends from affiliates                                                   --             14,448               14,270
                                                                           ----------------   ----------------     ----------------
    TOTAL INCOME                                                                  2,186,878          8,333,326            3,161,634
                                                                           ----------------   ----------------     ----------------
EXPENSES
Investment advisory fee                                                             479,136          2,309,085              871,452
Distribution fee (Class Y shares)                                                    35,469            139,495              155,519
Professional fees                                                                    25,521             26,132               23,665
Custodian fees                                                                           --             26,730               24,017
Administration fee                                                                   10,343             48,785               28,888
Shareholder reports and notices                                                      16,206             45,309               29,402
Trustees' fees and expenses                                                             910              4,906                2,406
Transfer agent fees and expenses                                                        500                500                  500
Other                                                                                 2,966             14,878               27,414
                                                                           ----------------   ----------------     ----------------
    TOTAL EXPENSES                                                                  571,051          2,615,820            1,163,263
                                                                           ----------------   ----------------     ----------------
    NET INVESTMENT INCOME (LOSS)                                                  1,615,827          5,717,506            1,998,371
                                                                           ----------------   ----------------     ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                       3,923,834         23,968,536            4,306,312
Futures contracts                                                                        --                 --              233,312
Foreign exchange transactions                                                            --                 --                   --
                                                                           ----------------   ----------------     ----------------
      NET REALIZED GAIN (LOSS)                                                    3,923,834         23,968,536            4,539,624
                                                                           ----------------   ----------------     ----------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                      10,826,751           (607,109)          25,119,121
Futures contracts                                                                        --                 --               62,857
Translation of forward foreign currency contracts, other assets and
 liabilities denominated in foreign currencies                                           --                 --                   --
                                                                           ----------------   ----------------     ----------------
      NET APPRECIATION (DEPRECIATION)                                            10,826,751           (607,109)          25,181,978
                                                                           ----------------   ----------------     ----------------
      NET GAIN                                                                   14,750,585         23,361,427           29,721,602
                                                                           ----------------   ----------------     ----------------
NET INCREASE                                                               $     16,366,412   $     29,078,933     $     31,719,973
                                                                           ================   ================     ================

                                                                                                 AMERICAN               CAPITAL
                                                                                GROWTH         OPPORTUNITIES         OPPORTUNITIES
                                                                           ----------------   ----------------     ----------------
INVESTMENT INCOME:
INCOME
Dividends                                                                  $        571,578*  $      3,351,293*    $        207,437*
Interest                                                                              4,862             97,972                7,998
Interest and dividends from affiliates                                                   --                 --                   --
                                                                           ----------------   ----------------     ----------------
    TOTAL INCOME                                                                    576,440          3,449,265              215,435
                                                                           ----------------   ----------------     ----------------
EXPENSES
Investment advisory fee                                                             331,853          1,661,955              273,541
Distribution fee (Class Y shares)                                                    19,626            109,061               30,817
Professional fees                                                                    22,634             27,309               20,885
Custodian fees                                                                       36,250             35,229               18,011
Administration fee                                                                    5,837             34,039                5,151
Shareholder reports and notices                                                      10,625             43,192               13,467
Trustees' fees and expenses                                                             495              3,517                  444
Transfer agent fees and expenses                                                        500                500                  500
Other                                                                                 2,072             11,112                1,790
                                                                           ----------------   ----------------     ----------------
    TOTAL EXPENSES                                                                  429,892          1,925,914              364,606
                                                                           ----------------   ----------------     ----------------
    NET INVESTMENT INCOME (LOSS)                                                    146,548          1,523,351             (149,171)
                                                                           ----------------   ----------------     ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                       3,944,191         19,603,553            5,644,119
Futures contracts                                                                        --                 --                   --
Foreign exchange transactions                                                            --              9,498                   --
                                                                           ----------------   ----------------     ----------------
      NET REALIZED GAIN (LOSS)                                                    3,944,191         19,613,051            5,644,119
                                                                           ----------------   ----------------     ----------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                        (898,297)        (1,729,644)           2,128,100
Futures contracts                                                                        --                 --                   --
Translation of forward foreign currency contracts, other assets and
 liabilities denominated in foreign currencies                                           --                406                   --
                                                                           ----------------   ----------------     ----------------
      NET APPRECIATION (DEPRECIATION)                                              (898,297)        (1,729,238)           2,128,100
                                                                           ----------------   ----------------     ----------------
      NET GAIN                                                                    3,045,894         17,883,813            7,772,219
                                                                           ----------------   ----------------     ----------------
NET INCREASE                                                               $      3,192,442   $     19,407,164     $      7,623,048
                                                                           ================   ================     ================

                                                                                GLOBAL          DEVELOPING
                                                                                EQUITY            GROWTH
                                                                           ----------------   ----------------
INVESTMENT INCOME:
INCOME
Dividends                                                                  $      1,438,965*  $        253,871*
Interest                                                                             38,925             10,752
Interest and dividends from affiliates                                                   --                 --
                                                                           ----------------   ----------------
    TOTAL INCOME                                                                  1,477,890            264,623
                                                                           ----------------   ----------------
EXPENSES
Investment advisory fee                                                             833,873            287,143
Distribution fee (Class Y shares)                                                    20,009             18,876
Professional fees                                                                    24,550             24,013
Custodian fees                                                                       30,252             38,730
Administration fee                                                                   10,863              7,992
Shareholder reports and notices                                                      18,919             14,164
Trustees' fees and expenses                                                             974                230
Transfer agent fees and expenses                                                        500                500
Other                                                                                15,443              3,360
                                                                           ----------------   ----------------
    TOTAL EXPENSES                                                                  955,383            395,008
                                                                           ----------------   ----------------
    NET INVESTMENT INCOME (LOSS)                                                    522,507           (130,385)
                                                                           ----------------   ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                       7,814,738         10,331,339
Futures contracts                                                                        --                 --
Foreign exchange transactions                                                       (49,649)                --
                                                                           ----------------   ----------------
      NET REALIZED GAIN (LOSS)                                                    7,765,089         10,331,339
                                                                           ----------------   ----------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                      (1,996,440)         1,649,421
Futures contracts                                                                        --                 --
Translation of forward foreign currency contracts, other assets and
 liabilities denominated in foreign currencies                                        3,540                 --
                                                                           ----------------   ----------------
      NET APPRECIATION (DEPRECIATION)                                            (1,992,900)         1,649,421
                                                                           ----------------   ----------------
      NET GAIN                                                                    5,772,189         11,980,760
                                                                           ----------------   ----------------
NET INCREASE                                                               $      6,294,696   $     11,850,375
                                                                           ================   ================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          MONEY MARKET                      FLEXIBLE INCOME
                                                               --------------------------------    --------------------------------
                                                                   FOR THE          FOR THE           FOR THE          FOR THE
                                                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                 DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                    2004              2003              2004              2003
                                                               --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                   $      891,776    $      997,750    $    3,526,533    $    3,238,705
Net realized gain (loss)                                                   --                --           (54,178)         (646,350)
Net change in unrealized appreciation/depreciation                         --                --         1,234,876         6,565,255
                                                               --------------    --------------    --------------    --------------
    NET INCREASE                                                      891,776           997,750         4,707,231         9,157,610
                                                               --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                     (660,775)         (827,889)       (3,999,321)       (2,773,979)
  Class Y shares                                                     (231,005)         (169,941)       (1,962,637)         (925,237)
Net realized gain
  Class X shares                                                           --                --                --                --
  Class Y shares                                                           --                --                --                --
                                                               --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                (891,780)         (997,830)       (5,961,958)       (3,699,216)
                                                               --------------    --------------    --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                              (29,500,076)      (62,571,493)       (2,384,666)         (529,307)
                                                               --------------    --------------    --------------    --------------

    TOTAL INCREASE (DECREASE)                                     (29,500,080)      (62,571,573)       (3,639,393)        4,929,087

NET ASSETS:
Beginning of period                                               130,912,967       193,484,540        74,224,452        69,295,365
                                                               --------------    --------------    --------------    --------------

END OF PERIOD                                                  $  101,412,887    $  130,912,967    $   70,585,059    $   74,224,452
                                                               ==============    ==============    ==============    ==============

[ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                                  $           36    $           40    $    1,013,386    $    2,169,219
                                                               ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                       BALANCED GROWTH                        UTILITIES
                                                               --------------------------------    --------------------------------
                                                                  FOR THE           FOR THE           FOR THE           FOR THE
                                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                    2004              2003              2004              2003
                                                               --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                   $    2,029,479    $    1,913,396    $    1,615,827    $    1,862,279
Net realized gain (loss)                                            7,293,308         5,718,894         3,923,834         1,780,791
Net change in unrealized appreciation/depreciation                  1,087,476        10,200,229        10,826,751        10,330,998
                                                               --------------    --------------    --------------    --------------
    NET INCREASE                                                   10,410,263        17,832,519        16,366,412        13,974,068
                                                               --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                   (1,745,020)       (1,967,896)       (1,337,452)       (1,584,703)
  Class Y shares                                                     (517,526)         (396,811)         (280,659)         (281,994)
Net realized gain
  Class X shares                                                           --                --                --                --
  Class Y shares                                                           --                --                --                --
                                                               --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                              (2,262,546)       (2,364,707)       (1,618,111)       (1,866,697)
                                                               --------------    --------------    --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                              (12,373,214)       (5,590,818)      (13,214,499)      (12,512,023)
                                                               --------------    --------------    --------------    --------------

    TOTAL INCREASE (DECREASE)                                      (4,225,497)        9,876,994         1,533,802          (404,652)

NET ASSETS:
Beginning of period                                               107,049,922        97,172,928        77,168,843        77,573,495
                                                               --------------    --------------    --------------    --------------

END OF PERIOD                                                  $  102,824,425    $  107,049,922    $   78,702,645    $   77,168,843
                                                               ==============    ==============    ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                                  $     (125,048)   $      (23,336)   $         (306)   $      (15,243)
                                                               ==============    ==============    ==============    ==============

                                                                        DIVIDEND GROWTH               EQUALLY-WEIGHTED S&P 500
                                                               --------------------------------    --------------------------------
                                                                  FOR THE           FOR THE           FOR THE           FOR THE
                                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                                    2004              2003              2004              2003
                                                               --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                   $    5,717,506    $    6,827,801    $    1,998,371    $    1,635,302
Net realized gain (loss)                                           23,968,536       (12,830,310)        4,539,624        (1,891,365)
Net change in unrealized appreciation/depreciation                   (607,109)       97,796,849        25,181,978        50,755,753
                                                               --------------    --------------    --------------    --------------
    NET INCREASE                                                   29,078,933        91,794,340        31,719,973        50,499,690
                                                               --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                   (4,953,801)       (6,163,835)       (1,140,613)       (1,481,946)
  Class Y shares                                                     (760,026)         (662,650)         (441,970)         (312,854)
Net realized gain
  Class X shares                                                           --                --                --        (2,267,155)
  Class Y shares                                                           --                --                --          (533,709)
                                                               --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                              (5,713,827)       (6,826,485)       (1,582,583)       (4,595,664)
                                                               --------------    --------------    --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                              (64,541,240)      (48,375,157)        2,508,241         4,762,027
                                                               --------------    --------------    --------------    --------------

    TOTAL INCREASE (DECREASE)                                     (41,176,134)       36,592,698        32,645,631        50,666,053

NET ASSETS:
Beginning of period                                               407,583,198       370,990,500       190,573,864       139,907,811
                                                               --------------    --------------    --------------    --------------

END OF PERIOD                                                  $  366,407,064    $  407,583,198    $  223,219,495    $  190,573,864
                                                               ==============    ==============    ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                                  $        5,006    $        1,327    $    1,945,336    $    1,594,467
                                                               ==============    ==============    ==============    ==============

                                                                        GROWTH                        AMERICAN OPPORTUNITIES
                                                         ------------------------------------  ------------------------------------
                                                           FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                         DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2004  DECEMBER 31, 2003
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                             $         146,548  $          80,358  $       1,523,351  $         879,026
Net realized gain (loss)                                         3,944,191          1,923,241         19,613,051         12,506,831
Net change in unrealized appreciation/depreciation                (898,297)         8,291,544         (1,729,238)        41,524,131
                                                         -----------------  -----------------  -----------------  -----------------
    NET INCREASE                                                 3,192,442         10,295,143         19,407,164         54,909,988
                                                         -----------------  -----------------  -----------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                   (76,820)           (41,761)          (813,707)          (963,468)
  Class Y shares                                                    (3,537)                --            (63,498)           (70,108)
Net realized gain
  Class X shares                                                        --                 --                 --                 --
  Class Y shares                                                        --                 --                 --                 --
                                                         -----------------  -----------------  -----------------  -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                              (80,357)           (41,761)          (877,205)        (1,033,576)
                                                         -----------------  -----------------  -----------------  -----------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                            (5,345,903)        (6,401,441)       (68,880,465)       (52,264,903)
                                                         -----------------  -----------------  -----------------  -----------------
    TOTAL INCREASE (DECREASE)                                   (2,233,818)         3,851,941        (50,350,506)         1,611,509

NET ASSETS:
Beginning of period                                             47,206,185         43,354,244        306,356,173        304,744,664
                                                         -----------------  -----------------  -----------------  -----------------
END OF PERIOD                                            $      44,972,367  $      47,206,185  $     256,005,667  $     306,356,173
                                                         =================  =================  =================  =================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                            $         146,548  $          80,357  $       1,532,848  $         877,204
                                                         =================  =================  =================  =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                 CAPITAL OPPORTUNITIES                     GLOBAL EQUITY
                                                         ------------------------------------  ------------------------------------
                                                           FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                         DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2004  DECEMBER 31, 2003
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                             $        (149,171) $        (202,747) $         522,507  $         265,681
Net realized gain (loss)                                         5,644,119          6,411,535          7,765,089           (511,061)
Net change in unrealized appreciation/depreciation               2,128,100          4,645,509         (1,992,900)        24,567,675
                                                         -----------------  -----------------  -----------------  -----------------
    NET INCREASE                                                 7,623,048         10,854,297          6,294,696         24,322,295
                                                         -----------------  -----------------  -----------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                        --                 --           (187,657)          (300,580)
  Class Y shares                                                        --                 --             (6,397)           (10,185)
Net realized gain
  Class X shares                                                        --                 --                 --                 --
  Class Y shares                                                        --                 --                 --                 --
                                                         -----------------  -----------------  -----------------  -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                   --                 --           (194,054)          (310,765)
                                                         -----------------  -----------------  -----------------  -----------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                            (5,009,990)        (2,713,544)       (15,611,453)       (12,372,405)
                                                         -----------------  -----------------  -----------------  -----------------
    TOTAL INCREASE (DECREASE)                                    2,613,058          8,140,753         (9,510,811)        11,639,125

NET ASSETS:
Beginning of period                                             36,774,619         28,633,866         91,200,386         79,561,261
                                                         -----------------  -----------------  -----------------  -----------------
END OF PERIOD                                            $      39,387,677  $      36,774,619  $      81,689,575  $      91,200,386
                                                         =================  =================  =================  =================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                            $           1,624  $              --  $         472,861  $         194,057
                                                         =================  =================  =================  =================

                                                                   DEVELOPING GROWTH
                                                         ------------------------------------
                                                           FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED
                                                         DECEMBER 31, 2004  DECEMBER 31, 2003
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                             $        (130,385) $        (117,933)
Net realized gain (loss)                                        10,331,339          8,256,395
Net change in unrealized appreciation/depreciation               1,649,421         10,239,030
                                                         -----------------  -----------------
    NET INCREASE                                                11,850,375         18,377,492
                                                         -----------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                        --                 --
  Class Y shares                                                        --                 --
Net realized gain
  Class X shares                                                        --                 --
  Class Y shares                                                        --                 --
                                                         -----------------  -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                   --                 --
                                                         -----------------  -----------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                           (11,342,279)        (6,077,045)
                                                         -----------------  -----------------
    TOTAL INCREASE (DECREASE)                                      508,096         12,300,447

NET ASSETS:
Beginning of period                                             60,793,994         48,493,547
                                                         -----------------  -----------------
END OF PERIOD                                            $      61,302,090  $      60,793,994
                                                         =================  =================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                            $           1,791  $              --
                                                         =================  =================

SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                          MONEY MARKET                     FLEXIBLE INCOME
                                                               --------------------------------    --------------------------------
                                                                FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
                                                                DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                    2004              2003              2004              2003
                                                               --------------    --------------    --------------    --------------
CLASS X SHARES
SHARES
Sold                                                               37,685,076        48,686,635           288,951           819,656
Reinvestment of dividends and distributions                           660,775           827,889           527,610           368,963
Redeemed                                                          (62,131,314)     (110,263,101)       (1,955,037)       (1,918,631)
                                                               --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                            (23,785,463)      (60,748,577)       (1,138,476)         (730,012)
                                                               ==============    ==============    ==============    ==============
AMOUNT
Sold                                                           $   37,685,076    $   48,686,635    $    2,190,958    $    6,110,077
Reinvestment of dividends and distributions                           660,775           827,889         3,999,321         2,773,979
Redeemed                                                          (62,131,314)     (110,263,101)      (14,847,279)      (14,378,272)
                                                               --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                         $  (23,785,463)   $  (60,748,577)   $   (8,657,000)   $   (5,494,216)
                                                               ==============    ==============    ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                               35,158,148        61,345,479         1,352,342         1,404,030
Reinvestment of dividends and distributions                           231,005           169,941           259,727           123,307
Redeemed                                                          (41,103,766)      (63,338,336)         (786,215)         (861,581)
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                  (5,714,613)       (1,822,916)          825,854           665,756
                                                               ==============    ==============    ==============    ==============
AMOUNT
Sold                                                           $   35,158,148    $   61,345,479    $   10,264,647    $   10,478,359
Reinvestment of dividends and distributions                           231,005           169,941         1,962,637           925,237
Redeemed                                                          (41,103,766)      (63,338,336)       (5,954,950)       (6,438,687)
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                              $   (5,714,613)   $   (1,822,916)   $    6,272,334    $    4,964,909
                                                               ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                       BALANCED GROWTH                        UTILITIES
                                                               --------------------------------    --------------------------------
                                                                FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
                                                                DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                    2004              2003              2004              2003
                                                               --------------    --------------    --------------    --------------
CLASS X SHARES
SHARES
Sold                                                                  182,919           522,053            94,493           214,482
Reinvestment of dividends and distributions                           115,168           146,503            79,241           111,657
Redeemed                                                           (1,283,677)       (1,694,288)         (945,802)       (1,281,303)
                                                               --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                               (985,590)       (1,025,732)         (772,068)         (955,164)
                                                               ==============    ==============    ==============    ==============
AMOUNT
Sold                                                           $    2,757,310    $    6,847,511    $    1,577,053    $    2,983,710
Reinvestment of dividends and distributions                         1,745,020         1,967,896         1,337,452         1,584,703
Redeemed                                                          (19,230,565)      (22,040,823)      (15,529,676)      (17,688,607)
                                                               --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                         $  (14,728,235)   $  (13,225,416)   $  (12,615,171)   $  (13,120,194)
                                                               ==============    ==============    ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                                  384,916           751,891           153,046           293,544
Reinvestment of dividends and distributions                            34,166            29,284            16,608            19,859
Redeemed                                                             (263,108)         (203,489)         (207,468)         (260,617)
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                     155,974           577,686           (37,814)           52,786
                                                               ==============    ==============    ==============    ==============
AMOUNT
Sold                                                           $    5,760,801    $    9,921,937    $    2,522,900    $    3,996,627
Reinvestment of dividends and distributions                           517,526           396,811           280,659           281,994
Redeemed                                                           (3,923,306)       (2,684,150)       (3,402,887)       (3,670,450)
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                              $    2,355,021    $    7,634,598    $     (599,328)   $      608,171
                                                               ==============    ==============    ==============    ==============
                                                                        DIVIDEND GROWTH                EQUALLY-WEIGHTED S&P 500
                                                               --------------------------------    --------------------------------
                                                                FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
                                                                DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                    2004              2003              2004              2003
                                                               --------------    --------------    --------------    --------------
CLASS X SHARES
SHARES
Sold                                                                  585,391         1,772,994           604,921           927,026
Reinvestment of dividends and distributions                           324,040           480,186            51,356           214,234
Redeemed                                                           (5,503,008)       (7,130,986)       (1,603,447)       (2,000,060)
                                                               --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                             (4,593,577)       (4,877,806)         (947,170)         (858,800)
                                                               ==============    ==============    ==============    ==============
AMOUNT
Sold                                                           $    8,741,228    $   22,505,914    $   13,301,341    $   16,395,002
Reinvestment of dividends and distributions                         4,953,801         6,163,835         1,140,613         3,749,101
Redeemed                                                          (82,348,524)      (89,625,898)      (35,266,843)      (34,615,230)
                                                               --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                         $  (68,653,495)   $  (60,956,149)   $  (20,824,889)   $  (14,471,127)
                                                               ==============    ==============    ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                                  836,368         1,465,207         1,404,141         1,317,054
Reinvestment of dividends and distributions                            49,628            51,209            20,044            48,653
Redeemed                                                             (609,582)         (518,581)         (353,978)         (293,426)
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                     276,414           997,835         1,070,207         1,072,281
                                                               ==============    ==============    ==============    ==============
AMOUNT
Sold                                                           $   12,480,219    $   18,555,581    $   30,602,353    $   23,315,043
Reinvestment of dividends and distributions                           760,026           662,650           441,970           846,563
Redeemed                                                           (9,127,990)       (6,637,239)       (7,711,193)       (4,928,452)
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                              $    4,112,255    $   12,580,992    $   23,333,130    $   19,233,154
                                                               ==============    ==============    ==============    ==============

                                                                        GROWTH                        AMERICAN OPPORTUNITIES
                                                         ------------------------------------  ------------------------------------
                                                           FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                         DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2004  DECEMBER 31, 2003
                                                         -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold                                                                74,011            300,887            294,249            984,541
Reinvestment of dividends and distributions                          5,298              3,325             57,424             77,139
Redeemed                                                          (692,429)        (1,018,781)        (4,841,589)        (6,039,452)
                                                         -----------------  -----------------  -----------------  -----------------
NET DECREASE - CLASS X                                            (613,120)          (714,569)        (4,489,916)        (4,977,772)
                                                         =================  =================  =================  =================
AMOUNT
Sold                                                     $       1,062,006  $       3,719,693  $       4,131,293  $      12,118,391
Reinvestment of dividends and distributions                         76,820             41,761            813,707            963,468
Redeemed                                                        (9,833,826)       (12,302,379)       (67,866,315)       (74,062,012)
                                                         -----------------  -----------------  -----------------  -----------------
NET DECREASE - CLASS X                                   $      (8,695,000) $      (8,540,925) $     (62,921,315) $     (60,980,153)
                                                         =================  =================  =================  =================
CLASS Y SHARES
SHARES
Sold                                                               344,824            242,391            341,328          1,348,244
Reinvestment of dividends and distributions                            246                 --              4,500              5,636
Redeemed                                                          (107,687)           (71,767)          (775,389)          (633,416)
                                                         -----------------  -----------------  -----------------  -----------------
NET INCREASE (DECREASE) - CLASS Y                                  237,383            170,624           (429,561)           720,464
                                                         =================  =================  =================  =================
AMOUNT
Sold                                                     $       4,859,789  $       3,010,578  $       4,768,395  $      16,488,980
Reinvestment of dividends and distributions                          3,537                 --             63,498             70,108
Redeemed                                                        (1,514,229)          (871,094)       (10,791,043)        (7,843,838)
                                                         -----------------  -----------------  -----------------  -----------------
NET INCREASE (DECREASE) - CLASS Y                        $       3,349,097  $       2,139,484  $      (5,959,150) $       8,715,250
                                                         =================  =================  =================  =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                CAPITAL OPPORTUNITIES                      GLOBAL EQUITY
                                                         ------------------------------------  ------------------------------------
                                                           FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                         DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2004  DECEMBER 31, 2003
                                                         -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold                                                               213,276            364,879            178,142            384,457
Reinvestment of dividends and distributions                             --                 --             13,104             25,048
Redeemed                                                          (825,656)        (1,111,639)        (1,299,648)        (1,668,617)
                                                         -----------------  -----------------  -----------------  -----------------
NET DECREASE - CLASS X                                            (612,380)          (746,760)        (1,108,402)        (1,259,112)
                                                         =================  =================  =================  =================
AMOUNT
Sold                                                     $       1,784,560  $       2,408,037  $       2,537,436  $       4,428,039
Reinvestment of dividends and distributions                             --                 --            187,657            300,580
Redeemed                                                        (6,926,163)        (6,859,678)       (18,510,485)       (19,093,417)
                                                         -----------------  -----------------  -----------------  -----------------
NET DECREASE - CLASS X                                   $      (5,141,603) $      (4,451,641) $     (15,785,392) $     (14,364,798)
                                                         =================  =================  =================  =================
CLASS Y SHARES
SHARES
Sold                                                               394,029            546,847            178,690            234,174
Reinvestment of dividends and distributions                             --                 --                449                852
Redeemed                                                          (378,563)          (278,698)          (165,283)           (72,031)
                                                         -----------------  -----------------  -----------------  -----------------
NET INCREASE (DECREASE) - CLASS Y                                   15,466            268,149             13,856            162,995
                                                         =================  =================  =================  =================
AMOUNT
Sold                                                     $       3,257,263  $       3,465,304  $       2,526,862  $       2,790,650
Reinvestment of dividends and distributions                             --                 --              6,397             10,185
Redeemed                                                        (3,125,650)        (1,727,207)        (2,359,320)          (808,442)
                                                         -----------------  -----------------  -----------------  -----------------
NET INCREASE (DECREASE) - CLASS Y                        $         131,613  $       1,738,097  $         173,939  $       1,992,393
                                                         =================  =================  =================  =================

                                                                 DEVELOPING GROWTH
                                                         ------------------------------------
                                                           FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED
                                                         DECEMBER 31, 2004  DECEMBER 31, 2003
                                                         -----------------  -----------------
CLASS X SHARES
SHARES
Sold                                                                94,520            339,110
Reinvestment of dividends and distributions                             --                 --
Redeemed                                                          (778,488)        (1,006,209)
                                                         -----------------  -----------------
NET DECREASE - CLASS X                                            (683,968)          (667,099)
                                                         =================  =================
AMOUNT
Sold                                                     $       1,639,068  $       4,568,617
Reinvestment of dividends and distributions                             --                 --
Redeemed                                                       (13,552,390)       (13,279,669)
                                                         -----------------  -----------------
NET DECREASE - CLASS X                                   $     (11,913,322) $      (8,711,052)
                                                         =================  =================
CLASS Y SHARES
SHARES
Sold                                                               126,054            235,623
Reinvestment of dividends and distributions                             --                 --
Redeemed                                                           (93,254)           (42,796)
                                                         -----------------  -----------------
NET INCREASE (DECREASE) - CLASS Y                                   32,800            192,827
                                                         =================  =================
AMOUNT
Sold                                                     $       2,186,269  $       3,194,704
Reinvestment of dividends and distributions                             --                 --
Redeemed                                                        (1,615,226)          (560,697)
                                                         -----------------  -----------------
NET INCREASE (DECREASE) - CLASS Y                        $         571,043  $       2,634,007
                                                         =================  =================

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified, open-end management investment company. The Fund, which consists of 11 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

  PORTFOLIO                                                        INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------
 Money Market               Seeks high current income, preservation of capital and liquidity.

Flexible Income             Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective.

Balanced Growth             Seeks to provide capital growth with reasonable current income.

   Utilities                Seeks both capital appreciation and current income.

Dividend Growth             Seeks to provide reasonable current income and long-term growth of income and capital.

 Equally-Weighted           Seeks to achieve a high level of total return on its assets through a combination of capital
S&P 500 (formerly           appreciation and current income.
   Value-Added
      Market)

    Growth                  Seeks long-term growth of capital.

   American
 Opportunities              Seeks long-term capital growth consistent with an effort to reduce volatility.

Capital Opportunities       Seeks long-term capital growth.

  Global Equity             Seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

 Developing Growth          Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price;
(2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations. The Portfolio may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AND SUB-ADVISORY AGREEMENTS
Effective November 1, 2004, pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day. Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement pursuant to which the Fund paid the Investment Adviser a monthly management fee accrued daily and payable monthly at annual rates listed below parenthetically.

Money Market - 0.45% to the portion of daily net assets not exceeding $250 million; 0.375% to the portion of daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of daily net assets in excess of $1.5 billion. (Prior to November 1, 2004, 0.50%).

Flexible Income - 0.32%. (Prior to November 1, 2004, 0.40%).

Balanced Growth - 0.52% to the portion of daily net assets not exceeding $500 million and 0.495% to the portion of daily net assets exceeding $500 million. (Prior to November 1, 2004, 0.60%).

Utilities - 0.57% to the portion of daily net assets not exceeding $500 million; 0.47% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of daily net assets in excess of $5.0 billion. (Prior to November 1, 2004, 0.65%).

Dividend Growth - 0.545% to the portion of daily net assets not exceeding $250 million; 0.42% to the portion of daily net assets exceeding $250 million, but not exceeding $1 billion; 0.395% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of daily net assets exceeding $2 billion. (Prior to November 1, 2004, 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion).

Equally-Weighted S&P 500 - 0.12%. (Prior to November 1, 2004, 0.50%).

Growth - 0.50% to the portion of daily net assets not exceeding $1 billion; 0.45% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of daily net assets exceeding $2 billion, but not exceeding $3 billion and 0.35% to the portion of daily net assets exceeding $3 billion. (Prior to November 1, 2004, 0.80%).

American Opportunities - 0.545% to the portion of daily net assets not exceeding $250 million; 0.42% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of daily net assets in excess of $4.5 billion. (Prior to November 1, 2004, 0.625% to the portion of daily net assets not exceeding $500 million; 0.60% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.575% to the portion of daily net assets exceeding $1 billion).

Capital Opportunities - 0.67% to the portion of daily net assets not exceeding $500 million; 0.645% to the portion of daily net assets exceeding $500 million but not exceeding $2.0 billion; 0.62% to the portion of daily net assets exceeding $2.0 billion but not exceeding $3.0 billion and 0.595% to the portion of daily net assets in excess of $3.0 billion. (Prior to November 1, 2004, 0.75%).

Global Equity - 0.92%. (Prior to November 1, 2004, 1.00%).

Developing Growth - 0.42% to the portion of daily net assets not exceeding $500 million and 0.395% to the portion of daily net assets exceeding $500 million. (Prior to November 1, 2004, 0.50%).

Prior to May 1, 2004, under a Sub-Advisory Agreement between the Investment Adviser and Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Adviser, the Sub-Advisor provided Growth with investment advice and portfolio management relating to the Portfolio's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid the Sub-Advisor compensation of $49,777 for the period January 1, 2004 through April 30, 2004. Effective May 1, 2004, the Investment Adviser assumed direct responsibility for the investment of the Portfolio.

Effective November 1, 2004, pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Fund's daily net assets.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2004 were as follows:

                                         U.S. GOVERNMENT SECURITIES                    OTHER
                                      --------------------------------   --------------------------------
                                        PURCHASES     SALES/MATURITIES     PURCHASES     SALES/MATURITIES
                                      -------------   ----------------   -------------   ----------------
Money Market                          $  64,347,453   $     77,931,756   $ 624,157,299   $    641,415,001
Flexible Income                          98,414,562        102,161,119      38,089,784         46,906,520
Balanced Growth                          30,845,160         30,265,890      29,632,958         43,690,819
Utilities                                   103,287            225,227      21,183,888         33,723,528
Dividend Growth                                  --                 --     161,817,341        213,879,297
Equally-Weighted S&P 500                         --                 --      43,821,214         39,963,360
Growth                                           --                 --      74,166,130         79,146,358
American Opportunities                           --                 --     356,557,293        429,085,698
Capital Opportunities                            --                 --      43,261,722         48,858,774
Global Equity                                    --                 --      39,196,679         53,661,644
Developing Growth                                --                 --      79,427,835         90,546,850

Equally-Weighted S&P 500 had the following transactions in Morgan Stanley, an affiliate of the Investment Adviser, Administrator and Distributor:

                                   NET REALIZED
          PURCHASES       SALES       GAINS       INCOME        VALUE
          ---------       -----    ------------   ------        -----
          $  66,366      $  1,905    $    65     $  7,259     $ 441,440
          =========      ========    =======     ========     =========

The following Portfolios had the following transactions in Hartford Financial Services Group, Inc., an affiliate of the Fund:

                                                                 NET REALIZED
                                   PURCHASES        SALES       GAINS (LOSSES)     INCOME         VALUE
                                  ----------     -----------    --------------    ---------    -----------
Flexible Income                           --     $    5,850      $       (149)   $   1,718     $    44,192
Balanced Growth                   $  105,258         594,870           226,635       25,399      1,007,425
Dividend Growth                           --       2,090,052           624,952       14,448             --
Equally-Weighted S&P 500              36,714          25,512             6,672        7,011        449,891

The following Portfolios had transactions with other Morgan Stanley funds during the year ended December 31, 2004:

                                                                       NET REALIZED
                                        PURCHASES        SALES        GAINS (LOSSES)
                                      ------------    ------------    --------------
Flexible Income                                 --    $  2,599,134    $       80,930
Dividend Growth                       $    287,865              --                --
Growth                                     246,081         166,713            44,959
American Opportunities                   2,093,615         398,397           (54,022)
Capital Opportunities                      170,378         277,702           145,820
Developing Growth                          170,279         566,723           211,424

At December 31, 2004, Global Equity had open payables and receivables of $4,141,348 and $2,326,391, respectively, with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor.

For the year ended December 31, 2004, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc. for executed portfolio transactions:

 BALANCED               DIVIDEND                 AMERICAN          CAPITAL       GLOBAL     DEVELOPING
  GROWTH    UTILITIES    GROWTH      GROWTH    OPPORTUNITIES    OPPORTUNITIES    EQUITY       GROWTH
 --------   ---------   --------     ------    -------------    -------------   --------    ----------
 $  1,408   $  11,130   $ 63,598     $  360      $  134,356       $    8,383    $  15,630   $      502
 ========   =========   ========     ======      ==========       ==========    =========   ==========


Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

Forward contracts and futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts or an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

6. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid for the years ended December 31, 2003 and December 31, 2004 for all portfolios was the same as the book character shown on the Statement of Changes.

As of December 31, 2004, the tax-basis components of accumulated earnings (losses) were as follows:

                                                                                                                        EQUALLY-
                                               FLEXIBLE          BALANCED                            DIVIDEND           WEIGHTED
                                                INCOME            GROWTH           UTILITIES          GROWTH            S&P 500
                                           ---------------    ---------------   ---------------   ---------------    --------------
Undistributed ordinary income              $     1,261,156    $         7,584   $         4,442   $         5,217    $    3,065,713
Undistributed long-term gains                           --                 --                --                --         2,180,779
                                           ---------------    ---------------   ---------------   ---------------    --------------
Net accumulated earnings                         1,261,156              7,584             4,442             5,217         5,246,492
Capital loss carryforward*                     (19,804,935)        (5,086,217)      (37,894,645)     (162,282,568)               --
Temporary differences                              (27,219)               (58)              (42)             (215)             (111)
Net unrealized appreciation
(depreciation)                                  (2,569,851)        15,416,739        26,613,547        84,571,754        80,317,947
                                           ---------------    ---------------   ---------------   ---------------    --------------
Total accumulated earnings (losses)        $   (21,140,849)   $    10,338,048    $  (11,276,698)  $   (77,705,812)   $   85,564,328
                                           ===============    ===============   ===============   ===============    ==============

                                                                 AMERICAN           CAPITAL           GLOBAL          DEVELOPING
                                                GROWTH         OPPORTUNITIES     OPPORTUNITIES        EQUITY            GROWTH
                                           ---------------    ---------------   ---------------   ---------------    -------------
Undistributed ordinary income              $       146,572    $     1,532,998   $            --    $      489,069    $          --
Undistributed long-term gains                           --                 --                --                --               --
                                           ---------------    ---------------   ---------------   ---------------    -------------
Net accumulated earnings                           146,572          1,532,998                --           489,069               --
Capital loss carryforward*                     (34,762,069)      (261,107,873)      (90,409,420)       (3,087,214)     (39,742,164)
Post-October losses                                     --                 --                --           (16,167)              --
Temporary differences                                  (24)              (153)              (20)              (43)             (33)
Net unrealized appreciation                      3,480,458         34,319,422         7,048,323         9,714,802       10,510,110
                                           ---------------    ---------------   ---------------   ---------------    -------------
Total accumulated earnings (losses)        $   (31,135,063)   $  (225,255,606)  $   (83,361,117)  $     7,100,447    $ (29,232,087)
                                           ===============    ===============   ===============   ===============    =============

* As of December 31, 2004, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

                                                                      (AMOUNTS IN THOUSANDS)
                                ----------------------------------------------------------------------------------------------------
AVAILABLE THROUGH DECEMBER 31,    2006         2007         2008         2009         2010         2011         2012        TOTAL
------------------------------  --------    ----------   ----------   ----------   ----------   ----------   ----------   ----------
Flexible Income                 $     153   $      941   $    1,681   $    2,688   $    6,782   $    6,161   $    1,399   $   19,805
Balanced Growth                        --           --           --           --        5,086           --           --        5,086
Utilities                              --           --           --       16,752       21,143           --           --       37,895
Dividend Growth                        --           --       61,265       21,046       58,750       21,222           --      162,283
Growth                                 --           --           --       15,102       16,400        3,145          115       34,762
American Opportunities                 --           --           --      186,323       74,785           --           --      261,108
Capital Opportunities                  --           --           --       32,842       57,567           --           --       90,409
Global Equity                          --           --           --          424        2,663           --           --        3,087
Developing Growth                      --           --           --       21,430       18,312           --           --       39,742

During the year ended December 31, 2004, the following Portfolios utilized net capital loss carryforwards: Balanced Growth -- $7,240,239; Utilities -- $3,613,819; Dividend Growth -- $22,268,238; Equally-Weighted S&P 500 --
$1,189,572; American Opportunities -- $17,202,881; Capital Opportunities -- $5,649,572; Global Equity -- $6,074,849; Developing Growth -- $10,368,480.

At December 31, 2004, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                                TEMPORARY DIFFERENCES           PERMANENT DIFFERENCES
                                               -----------------------        --------------------------
                                                POST-          LOSS           FOREIGN            NET
                                               OCTOBER    DEFERRALS FROM      CURRENCY        OPERATING
                                               LOSSES       WASH SALES      GAINS/LOSSES        LOSS
                                               -------    --------------    ------------      ---------
Flexible Income                                                 -                -
Balanced Growth                                                 -
Utilities                                                       -
Dividend Growth                                                 -
Equally-Weighted S&P 500                                        -
Growth                                                          -
American Opportunities                                          -                -
Capital Opportunities                                           -                                -
Global Equity                                     -                              -
Developing Growth                                               -                                -

Additionally, the following Portfolios had other temporary differences: Flexible Income -- interest on bonds in default; Flexible Income and Balanced Growth -- capital loss deferrals on straddles; Flexible Income, Balanced Growth and Equally-Weighted S&P 500 -- capital gain/loss from the mark-to-market of futures contracts. Flexible Income and Balanced Growth had permanent differences attributable to the reclassification of net losses on paydowns. Equally-Weighted S&P 500, Capital Opportunities and Developing Growth had temporary and permanent differences attributable to tax adjustments on real estate investment trusts held and sold, respectively, by the Portfolios. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities: Flexible Income, Balanced Growth and Utilities.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                               ACCUMULATED UNDISTRIBUTED       ACCUMULATED UNDISTRIBUTED
                              NET INVESTMENT INCOME (LOSS)      NET REALIZED GAIN (LOSS)    PAID-IN-CAPITAL
                              ----------------------------     -------------------------    ---------------
Flexible Income                     $  1,279,592                  $   (1,279,592)                     --
Balanced Growth                          131,355                        (131,355)                     --
Utilities                                 17,221                         (17,221)                     --
Equally-Weighted S&P 500                 (64,919)                         64,919                      --
American Opportunities                     9,498                          (9,498)                     --
Capital Opportunities                    150,795                          14,777              $ (165,572)
Global Equity                            (49,649)                         49,649                      --
Developing Growth                        132,176                          21,572                (153,748)

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                                       133

Morgan Stanley Select Dimensions Investment Series

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                NET ASSET
FOR THE YEAR                      VALUE             NET             NET REALIZED         TOTAL FROM        DIVIDENDS
   ENDED                        BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT           TO
DECEMBER 31                     OF PERIOD      INCOME (LOSS)*        GAIN (LOSS)         OPERATIONS       SHAREHOLDERS
------------                ---------------    --------------      --------------      --------------    --------------
MONEY MARKET
CLASS X SHARES
2000(a)                     $          1.00    $         0.06                  --      $         0.06    $        (0.06)
2001                                   1.00              0.04                  --                0.04             (0.04)
2002                                   1.00              0.01                  --                0.01             (0.01)
2003                                   1.00             0.006                  --               0.006            (0.006)
2004                                   1.00             0.010                  --               0.010            (0.010)
CLASS Y SHARES
2000(b)                                1.00              0.03                  --                0.03             (0.03)
2001                                   1.00              0.04                  --                0.04             (0.04)
2002                                   1.00              0.01                  --                0.01             (0.01)
2003                                   1.00             0.004                  --               0.004            (0.004)
2004                                   1.00             0.010                  --               0.010            (0.010)
FLEXIBLE INCOME
CLASS X SHARES
2000(a)                                8.96              0.76      $        (1.15)              (0.39)            (0.65)
2001                                   7.83              0.56               (0.88)              (0.32)            (0.42)
2002                                   6.99              0.51                0.08                0.59             (0.35)
2003                                   7.23              0.34                0.62                0.96             (0.39)
2004                                   7.80              0.38                0.14                0.52             (0.64)
CLASS Y SHARES
2000(b)                                8.58              0.33               (0.73)              (0.40)            (0.33)
2001                                   7.81              0.52               (0.86)              (0.34)            (0.41)
2002                                   6.97              0.48                0.10                0.58             (0.33)
2003                                   7.22              0.32                0.61                0.93             (0.37)
2004                                   7.78              0.36                0.13                0.49             (0.62)
BALANCED GROWTH
CLASS X SHARES
2000(a)                               14.63              0.47                0.42                0.89             (0.51)
2001                                  14.90              0.44               (0.28)               0.16             (0.44)
2002                                  14.62              0.36               (2.02)              (1.66)            (0.38)
2003                                  12.58              0.27                2.19                2.46             (0.33)
2004                                  14.71              0.31                1.28                1.59             (0.35)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                  TOTAL               NET ASSET
FOR THE YEAR                 DISTRIBUTIONS       DIVIDENDS              VALUE
   ENDED                          TO                AND                END OF               TOTAL
DECEMBER 31                  SHAREHOLDERS      DISTRIBUTIONS           PERIOD              RETURN+
------------                ---------------    --------------      --------------      --------------
MONEY MARKET
CLASS X SHARES
2000(a)                                  --    $        (0.06)     $         1.00                5.98%
2001                                     --             (0.04)               1.00                3.88
2002                                     --             (0.01)               1.00                1.34
2003                                     --            (0.006)               1.00                0.65
2004                                     --            (0.010)               1.00                0.86
CLASS Y SHARES
2000(b)                                  --             (0.03)               1.00                2.58(1)
2001                                     --             (0.04)               1.00                3.62
2002                                     --             (0.01)               1.00                1.09
2003                                     --            (0.004)               1.00                0.40
2004                                     --            (0.010)               1.00                0.61
FLEXIBLE INCOME
CLASS X SHARES
2000(a)                     $         (0.09)++          (0.74)               7.83               (4.74)
2001                                  (0.10)++          (0.52)               6.99               (4.06)
2002                                     --             (0.35)               7.23                8.67
2003                                     --             (0.39)               7.80               13.54
2004                                     --             (0.64)               7.68                7.00
CLASS Y SHARES
2000(b)                               (0.04)++          (0.37)               7.81               (4.68)(1)
2001                                  (0.09)++          (0.50)               6.97               (4.41)
2002                                     --             (0.33)               7.22                8.59
2003                                     --             (0.37)               7.78               13.15
2004                                                    (0.62)               7.65                6.61
BALANCED GROWTH
CLASS X SHARES
2000(a)                               (0.11)            (0.62)              14.90                6.37
2001                                     --             (0.44)              14.62                1.21
2002                                     --             (0.38)              12.58              (11.49)
2003                                     --             (0.33)              14.71               19.84
2004                                     --             (0.35)              15.95               10.93

                                                        RATIOS TO AVERAGE
                                                          NET ASSETS**
                               NET ASSETS      ----------------------------------
FOR THE YEAR                     END OF                                  NET             PORTFOLIO
   ENDED                         PERIOD                              INVESTMENT          TURNOVER
DECEMBER 31                     (000'S)           EXPENSES          INCOME (LOSS)          RATE
------------                ---------------    --------------      --------------      --------------
MONEY MARKET
CLASS X SHARES
2000(a)                     $       118,274              0.55%               5.80%                N/A
2001                                175,957              0.52                3.63                 N/A
2002                                152,479              0.52                1.34                 N/A
2003                                 91,730              0.54                0.66                 N/A
2004                                 67,945              0.55                0.84                 N/A
CLASS Y SHARES
2000(b)                               2,673              0.80(2)             5.55(2)              N/A
2001                                 31,189              0.77                3.38                 N/A
2002                                 41,006              0.77                1.09                 N/A
2003                                 39,183              0.79                0.41                 N/A
2004                                 33,468              0.80                0.59                 N/A
FLEXIBLE INCOME
CLASS X SHARES
2000(a)                              69,443              0.47                8.92                  33%
2001                                 56,745              0.49                7.48                 114
2002                                 54,669              0.50                7.26                 115
2003                                 53,270              0.57                4.49                 258
2004                                 43,658              0.69                4.96                 201
CLASS Y SHARES
2000(b)                                 602              0.72(2)             9.23(2)               33
2001                                  3,859              0.74                7.23                 114
2002                                 14,626              0.75                7.01                 115
2003                                 20,955              0.82                4.24                 258
2004                                 26,927              0.94                4.71                 201
BALANCED GROWTH
CLASS X SHARES
2000(a)                             120,911              0.64                3.29                  39
2001                                116,002              0.64                2.95                  71
2002                                 84,846              0.66                2.58                 161
2003                                 84,151              0.68                2.01                 124
2004                                 75,517              0.69                2.04                  62

                               NET ASSET
FOR THE YEAR                     VALUE              NET             NET REALIZED         TOTAL FROM        DIVIDENDS
   ENDED                       BEGINNING         INVESTMENT        AND UNREALIZED        INVESTMENT           TO
DECEMBER 31                    OF PERIOD       INCOME (LOSS)*       GAIN (LOSS)          OPERATIONS       SHAREHOLDERS
------------                ---------------    --------------      --------------      --------------    --------------
CLASS Y SHARES
2000(b)                     $         13.67    $         0.18      $         1.25      $         1.43    $        (0.22)
2001                                  14.88              0.39               (0.27)               0.12             (0.41)
2002                                  14.59              0.32               (2.01)              (1.69)            (0.34)
2003                                  12.56              0.23                2.19                2.42             (0.30)
2004                                  14.68              0.27                1.28                1.55             (0.31)
UTILITIES
CLASS X SHARES
2000(a)                               26.25              0.38               (0.79)              (0.41)            (0.40)
2001                                  23.99              0.43               (6.45)              (6.02)            (0.45)
2002                                  17.10              0.47               (3.93)              (3.46)            (0.48)
2003                                  13.16              0.35                2.31                2.66             (0.36)
2004                                  15.46              0.36                3.37                3.73             (0.37)
CLASS Y SHARES
2000(b)                               26.06              0.15               (2.04)              (1.89)            (0.18)
2001                                  23.99              0.40               (6.48)              (6.08)            (0.40)
2002                                  17.09              0.44               (3.93)              (3.49)            (0.45)
2003                                  13.15              0.31                2.31                2.62             (0.32)
2004                                  15.45              0.32                3.37                3.69             (0.33)
DIVIDEND GROWTH
CLASS X SHARES
2000(a)                               19.92              0.33                0.05                0.38             (0.37)
2001                                  15.85              0.27               (1.13)              (0.86)            (0.28)
2002                                  14.71              0.26               (2.88)              (2.62)            (0.26)
2003                                  11.83              0.24                3.00                3.24             (0.24)
2004                                  14.83              0.23                0.99                1.22             (0.24)
CLASS Y SHARES
2000(b)                               14.14              0.10                1.73                1.83             (0.13)
2001                                  15.84              0.23               (1.13)              (0.90)            (0.25)
2002                                  14.69              0.23               (2.88)              (2.65)            (0.23)
2003                                  11.81              0.20                3.01                3.21             (0.21)
2004                                  14.81              0.20                0.98                1.18             (0.20)

                                                    TOTAL             NET ASSET
FOR THE YEAR                 DISTRIBUTIONS        DIVIDENDS             VALUE
   ENDED                          TO                 AND               END OF               TOTAL
DECEMBER 31                  SHAREHOLDERS       DISTRIBUTIONS          PERIOD              RETURN+
------------                --------------     --------------      --------------      --------------
CLASS Y SHARES
2000(b)                                  --    $        (0.22)     $        14.88               10.55(1)%
2001                                     --             (0.41)              14.59                0.86
2002                                     --             (0.34)              12.56              (11.66)
2003                                     --             (0.30)              14.68               19.51
2004                                     --             (0.31)              15.92               10.68
UTILITIES
CLASS X SHARES
2000(a)                     $         (1.45)            (1.85)              23.99               (1.91)
2001                                  (0.42)            (0.87)              17.10              (25.51)
2002                                     --             (0.48)              13.16              (20.37)
2003                                     --             (0.36)              15.46               20.47
2004                                     --             (0.37)              18.82               24.44
CLASS Y SHARES
2000(b)                                  --             (0.18)              23.99               (7.26)(1)
2001                                  (0.42)            (0.82)              17.09              (25.69)
2002                                     --             (0.45)              13.15              (20.58)
2003                                     --             (0.32)              15.45               20.20
2004                                     --             (0.33)              18.81               24.15
DIVIDEND GROWTH
CLASS X SHARES
2000(a)                               (4.08)            (4.45)              15.85                5.36
2001                                     --             (0.28)              14.71               (5.45)
2002                                     --             (0.26)              11.83              (17.92)
2003                                     --             (0.24)              14.83               27.73
2004                                     --             (0.24)              15.81                8.29
CLASS Y SHARES
2000(b)                                  --             (0.13)              15.84               13.02(1)
2001                                     --             (0.25)              14.69               (5.71)
2002                                     --             (0.23)              11.81              (18.15)
2003                                     --             (0.21)              14.81               27.48
2004                                     --             (0.20)              15.79                8.03

                                                        RATIOS TO AVERAGE
                                                          NET ASSETS**
                              NET ASSETS       ----------------------------------
FOR THE YEAR                    END OF                                  NET              PORTFOLIO
   ENDED                        PERIOD                               INVESTMENT           TURNOVER
DECEMBER 31                    (000'S)            EXPENSES          INCOME (LOSS)           RATE
------------                ---------------    --------------      --------------      --------------
CLASS Y SHARES
2000(b)                     $         1,455              0.86(2)%            2.90(2)%              39%
2001                                  8,463              0.89                2.70                  71
2002                                 12,327              0.91                2.33                 161
2003                                 22,898              0.93                1.76                 124
2004                                 27,308              0.94                1.79                  62
UTILITIES
CLASS X SHARES
2000(a)                             196,489              0.69                1.43                  32
2001                                118,964              0.69                2.15                  49
2002                                 66,825              0.70                3.22                  77
2003                                 63,728              0.71                2.51                  91
2004                                 63,052              0.71                2.19                  29
CLASS Y SHARES
2000(b)                               5,494              0.95(2)             1.40(2)               32
2001                                 12,471              0.94                1.90                  49
2002                                 10,749              0.95                2.97                  77
2003                                 13,440              0.96                2.26                  91
2004                                 15,650              0.96                1.94                  29
DIVIDEND GROWTH
CLASS X SHARES
2000(a)                             619,469              0.63                2.01                  41
2001                                527,738              0.62                1.79                  22
2002                                341,673              0.64                1.89                  22
2003                                356,056              0.66                1.85                  42
2004                                307,093              0.65                1.54                  44
CLASS Y SHARES
2000(b)                               2,780              0.88(2)             1.45(2)               41
2001                                 22,602              0.87                1.54                  22
2002                                 29,318              0.89                1.64                  22
2003                                 51,527              0.91                1.60                  42
2004                                 59,314              0.90                1.29                  44

                        SEE NOTES TO FINANCIAL STATEMENTS

                               NET ASSET
FOR THE YEAR                     VALUE              NET             NET REALIZED         TOTAL FROM        DIVIDENDS
   ENDED                       BEGINNING         INVESTMENT        AND UNREALIZED        INVESTMENT           TO
DECEMBER 31                    OF PERIOD       INCOME (LOSS)*        GAIN (LOSS)         OPERATIONS       SHAREHOLDERS
------------                ---------------    --------------      --------------      --------------    --------------
EQUALLY-WEIGHTED S&P 500
CLASS X SHARES
2000(a)                     $         20.54    $         0.26      $         1.95      $         2.21    $        (0.09)
2001                                  20.75              0.22               (0.56)              (0.34)            (0.19)
2002                                  19.12              0.19               (3.22)              (3.03)            (0.21)
2003                                  15.88              0.19                5.59                5.78             (0.21)
2004                                  21.13              0.23                3.27                3.50             (0.18)
CLASS Y SHARES
2000(b)                               18.74              0.09                1.89                1.98                --
2001                                  20.72              0.16               (0.55)              (0.39)            (0.18)
2002                                  19.05              0.16               (3.22)              (3.06)            (0.20)
2003                                  15.79              0.15                5.56                5.71             (0.19)
2004                                  20.99              0.18                3.23                3.41             (0.15)
GROWTH
CLASS X SHARES
2000(a)                               23.27             (0.02)              (2.47)              (2.49)               --
2001                                  19.42             (0.01)              (2.90)              (2.91)               --
2002                                  15.48              0.01               (4.32)              (4.31)               --
2003                                  11.17              0.03                2.97                3.00             (0.01)
2004                                  14.16              0.05                1.03                1.08             (0.03)
CLASS Y SHARES
2000(b)                               23.90             (0.03)              (4.47)              (4.50)               --
2001                                  19.40             (0.05)              (2.90)              (2.95)               --
2002                                  15.42             (0.02)              (4.30)              (4.32)               --
2003                                  11.10             (0.01)               2.96                2.95                --
2004                                  14.05              0.03                1.01                1.04             (0.01)
AMERICAN OPPORTUNITIES
CLASS X SHARES
2000(a)                               32.60              0.05               (1.39)              (1.34)               --
2001                                  28.57              0.09               (7.97)              (7.88)            (0.05)
2002                                  14.99              0.04               (3.26)              (3.22)            (0.09)
2003                                  11.68              0.04                2.36                2.40             (0.05)
2004                                  14.03              0.08                1.08                1.16             (0.05)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                   TOTAL             NET ASSET
FOR THE YEAR                 DISTRIBUTIONS       DIVIDENDS             VALUE
   ENDED                          TO                AND                END OF              TOTAL
DECEMBER 31                  SHAREHOLDERS      DISTRIBUTIONS           PERIOD             RETURN+
------------                ---------------    --------------      --------------      --------------
EQUALLY-WEIGHTED S&P 500
CLASS X SHARES
2000(a)                     $         (1.91)   $        (2.00)     $        20.75               11.98%
2001                                  (1.10)            (1.29)              19.12               (1.83)
2002                                     --             (0.21)              15.88              (15.97)
2003                                  (0.32)            (0.53)              21.13               37.14
2004                                     --             (0.18)              24.45               16.65
CLASS Y SHARES
2000(b)                                  --                --               20.72               10.57(1)
2001                                  (1.10)            (1.28)              19.05               (2.04)
2002                                     --             (0.20)              15.79              (16.21)
2003                                  (0.32)            (0.51)              20.99               36.87
2004                                     --             (0.15)              24.25               16.33
GROWTH
CLASS X SHARES
2000(a)                               (1.36)            (1.36)              19.42              (11.68)
2001                                  (1.03)            (1.03)              15.48              (15.23)
2002                                     --                --               11.17              (27.84)
2003                                     --             (0.01)              14.16               26.90
2004                                     --             (0.03)              15.21                7.64
CLASS Y SHARES
2000(b)                                  --                --               19.40              (18.83)(1)
2001                                  (1.03)            (1.03)              15.42              (15.46)
2002                                     --                --               11.10              (28.02)
2003                                     --                --               14.05               26.58
2004                                     --             (0.01)              15.08                7.38
AMERICAN OPPORTUNITIES
CLASS X SHARES
2000(a)                               (2.69)            (2.69)              28.57               (4.42)
2001                                  (5.65)            (5.70)              14.99              (29.47)
2002                                     --             (0.09)              11.68              (21.56)
2003                                     --             (0.05)              14.03               20.57
2004                                     --             (0.05)              15.14                8.29

                                                        RATIOS TO AVERAGE
                                                          NET ASSETS**
                              NET ASSETS       ----------------------------------
FOR THE YEAR                    END OF                                  NET              PORTFOLIO
   ENDED                        PERIOD                              INVESTMENT            TURNOVER
DECEMBER 31                    (000'S)            EXPENSES         INCOME (LOSS)            RATE
------------                ---------------    --------------      --------------      --------------
EQUALLY-WEIGHTED S&P 500
CLASS X SHARES
2000(a)                     $       186,887              0.54%               1.31%                  8%
2001                                181,881              0.54                1.12                   6
2002                                121,065              0.54                1.09                   8
2003                                143,019              0.55                1.11                  24
2004                                142,320              0.50                1.07                  20
CLASS Y SHARES
2000(b)                                 890              0.78(2)             1.02(2)                8
2001                                 10,985              0.79                0.87                   6
2002                                 18,843              0.79                0.84                   8
2003                                 47,554              0.80                0.86                  24
2004                                 80,900              0.75                0.82                  20
GROWTH
CLASS X SHARES
2000(a)                             132,909              0.88               (0.10)                 68
2001                                 80,096              0.86               (0.04)                 81
2002                                 39,834              0.91                0.08                 135
2003                                 40,356              0.93                0.21                 128
2004                                 34,038              0.93                0.37                 168
CLASS Y SHARES
2000(b)                               2,536              1.14(2)            (0.34)(2)              68
2001                                  4,383              1.11               (0.29)                 81
2002                                  3,520              1.16               (0.17)                135
2003                                  6,850              1.18               (0.04)                128
2004                                 10,934              1.18                0.12                 168
AMERICAN OPPORTUNITIES
CLASS X SHARES
2000(a)                             832,971              0.64                0.17                 426
2001                                463,012              0.65                0.46                 393
2002                                274,710              0.66                0.27                 309
2003                                260,230              0.67                0.33                 261
2004                                212,736              0.67                0.60                 134

                               NET ASSET
FOR THE YEAR                     VALUE              NET             NET REALIZED         TOTAL FROM        DIVIDENDS
   ENDED                       BEGINNING         INVESTMENT        AND UNREALIZED        INVESTMENT            TO
DECEMBER 31                    OF PERIOD       INCOME (LOSS)*        GAIN (LOSS)         OPERATIONS       SHAREHOLDERS
------------                ---------------    --------------      --------------      --------------    --------------
CLASS Y SHARES
2000(b)                     $         29.89    $         0.05      $        (1.39)     $        (1.34)               --
2001                                  28.55              0.03               (7.95)              (7.92)   $        (0.05)
2002                                  14.93              0.01               (3.25)              (3.24)            (0.06)
2003                                  11.63              0.01                2.34                2.35             (0.02)
2004                                  13.96              0.05                1.06                1.11             (0.02)
CAPITAL OPPORTUNITIES
CLASS X SHARES
2000(a)                               22.66             (0.09)              (5.64)              (5.73)               --
2001                                  15.38             (0.07)              (5.52)              (5.59)               --
2002                                   9.79             (0.05)              (4.24)              (4.29)               --
2003                                   5.50             (0.04)               2.33                2.29                --
2004                                   7.79             (0.03)               1.79                1.76                --
CLASS Y SHARES
2000(b)                               24.41             (0.05)              (8.99)              (9.04)               --
2001                                  15.37             (0.09)              (5.53)              (5.62)               --
2002                                   9.75             (0.07)              (4.22)              (4.29)               --
2003                                   5.46             (0.05)               2.31                2.26                --
2004                                   7.72             (0.05)               1.78                1.73                --
GLOBAL EQUITY
CLASS X SHARES
2000(a)                               19.63              0.13               (1.19)              (1.06)            (0.06)
2001                                  17.26              0.04               (2.88)              (2.84)            (0.11)
2002                                  12.79              0.04               (2.26)              (2.22)            (0.01)
2003                                  10.56              0.04                3.62                3.66             (0.05)
2004                                  14.17              0.09                1.06                1.15             (0.03)
CLASS Y SHARES
2000(b)                               18.85              0.00               (1.61)              (1.61)               --
2001                                  17.24             (0.01)              (2.86)              (2.87)            (0.10)
2002                                  12.75              0.01               (2.26)              (2.25)               --
2003                                  10.50              0.01                3.60                3.61             (0.02)
2004                                  14.09              0.06                1.05                1.11             (0.01)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                   TOTAL             NET ASSET
FOR THE YEAR                 DISTRIBUTIONS       DIVIDENDS             VALUE
   ENDED                          TO                AND                END OF              TOTAL
DECEMBER 31                  SHAREHOLDERS      DISTRIBUTIONS           PERIOD             RETURN+
------------                ---------------    --------------      --------------      --------------
CLASS Y SHARES
2000(b)                                  --                --      $        28.55               (4.48)(1)%
2001                        $         (5.65)   $        (5.70)              14.93              (29.67)
2002                                     --             (0.06)              11.63              (21.73)
2003                                     --             (0.02)              13.96               20.25
2004                                     --             (0.02)              15.05                7.96
CAPITAL OPPORTUNITIES
CLASS X SHARES
2000(a)                               (1.55)             (1.55)             15.38              (27.56)
2001                                     --                --                9.79              (36.39)
2002                                     --                --                5.50              (43.82)
2003                                     --                --                7.79               41.64
2004                                     --                --                9.55               22.59
CLASS Y SHARES
2000(b)                                  --                --               15.37              (36.83)(1)
2001                                     --                --                9.75              (36.56)
2002                                     --                --                5.46              (44.00)
2003                                     --                --                7.72               41.39
2004                                     --                --                9.45               22.41
GLOBAL EQUITY
CLASS X SHARES
2000(a)                               (1.25)            (1.31)              17.26               (5.93)
2001                                  (1.52)            (1.63)              12.79              (17.22)
2002                                     --             (0.01)              10.56              (17.37)
2003                                     --             (0.05)              14.17               34.71
2004                                     --             (0.03)              15.29                8.17
CLASS Y SHARES
2000(b)                                  --                --               17.24               (8.54)(1)
2001                                  (1.52)            (1.62)              12.75              (17.38)
2002                                     --                --               10.50              (17.57)
2003                                     --             (0.02)              14.09               34.33
2004                                     --             (0.01)              15.19                7.89

                                                        RATIOS TO AVERAGE
                                                           NET ASSETS**
                              NET ASSETS       ----------------------------------
FOR THE YEAR                    END OF                                  NET              PORTFOLIO
   ENDED                        PERIOD                              INVESTMENT           TURNOVER
DECEMBER 31                     (000'S)           EXPENSES         INCOME (LOSS)           RATE
------------                ---------------    --------------      --------------      --------------
CLASS Y SHARES
2000(b)                     $        13,930              0.88(2)%            0.40(2)%             426%
2001                                 30,768              0.90                0.21                 393
2002                                 30,035              0.91                0.02                 309
2003                                 46,126              0.92                0.08                 261
2004                                 43,269              0.92                0.35                 134
CAPITAL OPPORTUNITIES
CLASS X SHARES
2000(a)                             116,991              0.79               (0.41)                 21
2001                                 55,488              0.80               (0.63)                 16
2002                                 22,097              0.90               (0.71)                103
2003                                 25,473              0.87               (0.57)                184
2004                                 25,408              0.90               (0.32)                118
CLASS Y SHARES
2000(b)                               4,895              1.02(2)            (0.62)(2)              21
2001                                 11,410              1.05               (0.88)                 16
2002                                  6,537              1.15               (0.96)                103
2003                                 11,302              1.12               (0.82)                184
2004                                 13,980              1.15               (0.57)                118
GLOBAL EQUITY
CLASS X SHARES
2000(a)                             171,523              1.06                0.68                  68
2001                                118,747              1.07                0.29                  89
2002                                 75,611              1.08                0.35                  44
2003                                 83,607              1.08                0.35                  72
2004                                 73,290              1.11                0.64                  48
CLASS Y SHARES
2000(b)                                 883              1.29(2)             0.02(2)               68
2001                                  3,825              1.32                0.04                  89
2002                                  3,951              1.33                0.10                  44
2003                                  7,593              1.33                0.10                  72
2004                                  8,399              1.36                0.39                  48

                               NET ASSET
FOR THE YEAR                     VALUE              NET             NET REALIZED         TOTAL FROM        DIVIDENDS
   ENDED                       BEGINNING         INVESTMENT        AND UNREALIZED        INVESTMENT            TO
DECEMBER 31                    OF PERIOD       INCOME (LOSS)*       GAIN (LOSS)          OPERATIONS       SHAREHOLDERS
------------                ---------------    --------------      --------------      --------------    --------------
DEVELOPING GROWTH
CLASS X SHARES
2000(a)                     $         40.04    $         0.22      $        (7.89)     $        (7.67)               --
2001                                  25.93             (0.01)              (6.25)              (6.26)   $        (0.22)
2002                                  16.01             (0.03)              (4.41)              (4.44)               --
2003                                  11.57             (0.03)               4.82                4.79                --
2004                                  16.36             (0.03)               3.68                3.65                --
CLASS Y SHARES
2000(b)                               29.79              0.09               (3.98)              (3.89)               --
2001                                  25.90             (0.05)              (6.25)              (6.30)            (0.21)
2002                                  15.95             (0.06)              (4.40)              (4.46)               --
2003                                  11.49             (0.07)               4.80                4.73                --
2004                                  16.22             (0.07)               3.64                3.57                --

----------
(a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

** REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN CAPITAL.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                   TOTAL             NET ASSET
FOR THE YEAR                 DISTRIBUTIONS       DIVIDENDS             VALUE
   ENDED                          TO                AND                END OF              TOTAL
DECEMBER 31                  SHAREHOLDERS      DISTRIBUTIONS           PERIOD              RETURN+
------------                ---------------    --------------      --------------      --------------
DEVELOPING GROWTH
CLASS X SHARES
2000(a)                     $         (6.44)   $        (6.44)     $        25.93              (21.61)%
2001                                  (3.44)            (3.66)              16.01              (25.49)
2002                                     --                                 11.57              (27.73)
2003                                     --                --               16.36               41.40
2004                                     --                --               20.01               22.31
CLASS Y SHARES
2000(b)                                  --                --               25.90              (13.06)(1)
2001                                  (3.44)            (3.65)              15.95              (25.67)
2002                                     --                --               11.49              (27.96)
2003                                     --                --               16.22               41.17
2004                                     --                --               19.79               21.95

                                                        RATIOS TO AVERAGE
                                                          NET ASSETS**
                              NET ASSETS       ----------------------------------
FOR THE YEAR                    END OF                                   NET             PORTFOLIO
   ENDED                        PERIOD                               INVESTMENT          TURNOVER
DECEMBER 31                    (000'S)            EXPENSES          INCOME (LOSS)          RATE
------------                ---------------    --------------      --------------      --------------
DEVELOPING GROWTH
CLASS X SHARES
2000(a)                     $       142,640              0.56%               0.66%                207%
2001                                 85,513              0.59               (0.05)                196
2002                                 45,892              0.61               (0.26)                251
2003                                 53,996              0.62               (0.20)                193
2004                                 52,359              0.64               (0.19)                135
CLASS Y SHARES
2000(b)                               1,716              0.83(2)             0.74(2)              207
2001                                  2,973              0.84               (0.30)                196
2002                                  2,602              0.86               (0.51)                251
2003                                  6,798              0.87               (0.45)                193
2004                                  8,943              0.89               (0.44)                135

Morgan Stanley Select Dimensions Investment Series
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Select Dimensions Investment Series (the "Funds"), comprising Money Market Portfolio, Flexible Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Equally-Weighted S&P 500 Index Portfolio (formerly Value-Added Market Portfolio), Growth Portfolio, American Opportunities Portfolio, Capital Opportunities Portfolio, Global Equity Portfolio and Developing Growth Portfolio (the "Portfolios") as of December 31, 2004, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position each of the Portfolios constituting of Morgan Stanley Select Dimensions Investment Series as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 17, 2005

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                         TERM OF                                    IN FUND
                                         POSITION(S)    OFFICE AND                                  COMPLEX
       NAME, AGE AND ADDRESS OF          HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN     OTHER DIRECTORSHIPS
         INDEPENDENT TRUSTEE             REGISTRANT    TIME SERVED*     DURING PAST 5 YEARS**    BY TRUSTEE***    HELD BY TRUSTEE
---------------------------------------  -----------  --------------  -------------------------  -------------  --------------------
Michael Bozic (63)                       Trustee      Since           Private Investor;          208            None.
c/o Kramer Levin Naftalis & Frankel LLP               April 1994      Director or Trustee of
Counsel to the Independent Trustees                                   the Retail Funds (since
919 Third Avenue                                                      April 1994) and the
New York, NY 10022-3902                                               Institutional Funds
                                                                      (since July 2003);
                                                                      formerly Vice Chairman of
                                                                      Kmart Corporation
                                                                      (December 1998-October
                                                                      2000), Chairman and Chief
                                                                      Executive Officer of
                                                                      Levitz Furniture
                                                                      Corporation (November
                                                                      1995-November 1998) and
                                                                      President and Chief
                                                                      Executive Officer of
                                                                      Hills Department Stores
                                                                      (May 1991- July 1995);
                                                                      formerly variously
                                                                      Chairman, Chief Executive
                                                                      Officer, President and
                                                                      Chief Operating Officer
                                                                      (1987-1991) of the Sears
                                                                      Merchandise Group of
                                                                      Sears, Roebuck& Co.

Edwin J. Garn (72)                       Trustee      Since           Consultant; Managing       208            Director of Franklin
1031 N. Chartwell Court                               January 1993    Director of Summit                        Covey (time
Salt Lake City, UT 84103                                              Ventures LLC; Director or                 management systems),
                                                                      Trustee of the Retail                     BMW Bank of North
                                                                      Funds (since January                      America, Inc.
                                                                      1993) and the                             (industrial loan
                                                                      Institutional Funds                       corporation), United
                                                                      (since July 2003); member                 Space Alliance
                                                                      of the Utah Regional                      (joint venture
                                                                      Advisory Board of Pacific                 between Lockheed
                                                                      Corp.; formerly Managing                  Martin and the
                                                                      Director of Summit                        Boeing Company) and
                                                                      Ventures LLC (2000-2004);                 Nuskin Asia Pacific
                                                                      United States Senator                     (multilevel
                                                                      (R-Utah) (1974-1992) and                  marketing); member
                                                                      Chairman, Senate Banking                  of the board of
                                                                      Committee (1980-1986),                    various civic and
                                                                      Mayor of Salt Lake City,                  charitable
                                                                      Utah (1971-1974),                         organizations.
                                                                      Astronaut, Space Shuttle
                                                                      Discovery (April 12-19,
                                                                      1985), and Vice Chairman,
                                                                      Huntsman Corporation
                                                                      (chemical company).

Wayne E. Hedien (70)                     Trustee      Since           Retired; Director or       208            Director of The PMI
c/o Kramer Levin Naftalis & Frankel LLP               September       Trustee of the Retail                     Group Inc. (private
Counsel to the Independent Trustees                   1997            Funds (since September                    mortgage insurance);
919 Third Avenue                                                      1997) and the                             Trustee and Vice
New York, NY 10022-3902                                               Institutional Funds                       Chairman of The
                                                                      (since July 2003);                        Field Museum of
                                                                      formerly associated with                  Natural History;
                                                                      the Allstate Companies                    director of various
                                                                      (1966-1994), most                         other business and
                                                                      recently as Chairman of                   charitable
                                                                      The Allstate Corporation                  organizations.
                                                                      (March 1993--December
                                                                      1994) and Chairman and
                                                                      Chief Executive Officer
                                                                      of its wholly--owned
                                                                      subsidiary, Allstate
                                                                      Insurance Company (July
                                                                      1989-December 1994).

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                         TERM OF                                    IN FUND
                                         POSITION(S)    OFFICE AND                                  COMPLEX
       NAME, AGE AND ADDRESS OF          HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN     OTHER DIRECTORSHIPS
         INDEPENDENT TRUSTEE             REGISTRANT    TIME SERVED*     DURING PAST 5 YEARS**    BY TRUSTEE***    HELD BY TRUSTEE
---------------------------------------  -----------  --------------  -------------------------  -------------  --------------------
Dr.Manuel H. Johnson (55)                Trustee      Since           Senior Partner, Johnson    208            Director of NVR,
c/o Johnson Smick International, Inc.                 July 1991       Smick International,                      Inc. (home
2099 Pennsylvania Avenue, N.W.                                        Inc., a consulting firm;                  construction);
Suite 950                                                             Chairman of the Audit                     Director of KFX
Washington, D.C. 20006                                                Committee and Director or                 Energy; Director of
                                                                      Trustee of the Retail                     RBS Greenwich
                                                                      Funds (since July 1991)                   Capital Holdings
                                                                      and the Institutional                     (financial holding
                                                                      Funds (since July 2003);                  company).
                                                                      Co-Chairman and a founder
                                                                      of the Group of Seven
                                                                      Council (G7C), an
                                                                      international economic
                                                                      commission; formerly Vice
                                                                      Chairman of the Board of
                                                                      Governors of the Federal
                                                                      Reserve System and
                                                                      Assistant Secretary of
                                                                      the U.S. Treasury.

Joseph J. Kearns (62)                    Trustee      Since           President, Kearns &        209            Director of Electro
c/o Kearns & Associates LLC                           July 2003       Associates LLC                            Rent Corporation
PMB754                                                                (investment consulting);                  (equipment leasing),
23852 Pacific Coast Highway                                           Deputy Chairman of the                    The Ford Family
Malibu, CA 90265                                                      Audit Committee and                       Foundation, and the
                                                                      Director or Trustee of                    UCLA Foundation.
                                                                      the Retail Funds (since
                                                                      July 2003) and the
                                                                      Institutional Funds
                                                                      (since August
                                                                      1994);previously Chairman
                                                                      of the Audit Committee of
                                                                      the Institutional Funds
                                                                      (October 2001-July 2003);
                                                                      formerly CFO of the
                                                                      J.PaulGetty Trust.

Michael E. Nugent (68)                   Trustee      Since           General Partner of         208            Director of various
c/o Triumph Capital, L.P.                             July 1991       Triumph Capital, L.P., a                  business
445 Park Avenue                                                       private investment                        organizations.
New York, NY 10022                                                    partnership; Chairman of
                                                                      the Insurance Committee
                                                                      and Director or Trustee
                                                                      of the Retail Funds
                                                                      (since July 1991) and the
                                                                      Institutional Funds
                                                                      (since July 2001);
                                                                      formerly Vice President,
                                                                      Bankers Trust Company and
                                                                      BT Capital Corporation
                                                                      (1984-1988).

Fergus Reid (72)                         Trustee      Since           Chairman of Lumelite       209            Trustee and Director
c/o Lumelite Plastics Corporation                     July 2003       Plastics Corporation;                     of certain
85 Charles Colman Blvd.                                               Chairman of the                           investment companies
Pawling, NY 12564                                                     Governance Committee and                  in the JPMorgan
                                                                      Director or Trustee of                    Funds complex
                                                                      the Retail Funds (since                   managed by J.P.
                                                                      July 2003) and the                        Morgan Investment
                                                                      Institutional Funds                       Management Inc.
                                                                      (since June 1992).

Interested Trustees:

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                         TERM OF                                    IN FUND
                                         POSITION(S)    OFFICE AND                                  COMPLEX
       NAME, AGE AND ADDRESS OF          HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN     OTHER DIRECTORSHIPS
         INDEPENDENT TRUSTEE             REGISTRANT    TIME SERVED*     DURING PAST 5 YEARS**    BY TRUSTEE***    HELD BY TRUSTEE
---------------------------------------  -----------  --------------  -------------------------  -------------  --------------------
Charles A. Fiumefreddo (71)              Chairman of  Since           Chairman and Director or   208            None.
c/o Morgan Stanley Trust                 the Board    July 1991       Trustee of the Retail
Harborside Financial Center,             and Trustee                  Funds (since July 1991)
Plaza Two,                                                            and the Institutional
Jersey City, NJ 07311                                                 Funds (since July 2003);
                                                                      formerly Chief Executive
                                                                      Officer of the Retail
                                                                      Funds (until September
                                                                      2002).

James F. Higgins (56)                    Trustee      Since           Director or Trustee of     208            Director of AXA
c/o Morgan Stanley Trust                              June 2000       the Retail Funds (since                   Financial, Inc. and
Harborside Financial Center,                                          June 2000) and the                        The Equitable Life
Plaza Two,                                                            Institutional Funds                       Assurance Society of
Jersey City, NJ 07311                                                 (since July 2003); Senior                 the United States
                                                                      Advisor of Morgan Stanley                 (financial
                                                                      (since August 2000);                      services).
                                                                      Director of the
                                                                      Distributor and Dean
                                                                      Witter Realty Inc.;
                                                                      previously President and
                                                                      Chief Operating Officer
                                                                      of the Private Client
                                                                      Group of Morgan Stanley
                                                                      (May 1999- August 2000),
                                                                      and President and Chief
                                                                      Operating Officer of
                                                                      Individual Securities of
                                                                      Morgan Stanley (February
                                                                      1997-May 1999).

----------
  * THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT ADVISER") (THE "RETAIL FUNDS").
 ** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS AS APPLICABLE.
*** THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT ADVISER AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISER THAT IS AN AFFILIATED PERSON OF THE INVESTMENT ADVISER (INCLUDING, BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC.).

Officers:

                                                        TERM OF
                                  POSITION(S)         OFFICE AND
  NAME, AGE AND ADDRESS OF         HELD WITH          LENGTH OF
     EXECUTIVE OFFICER             REGISTRANT        TIME SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------   -----------------   -----------------   ------------------------------------------------------------
Mitchell M. Merin (51)         President           Since May 1999      President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                            Investment Management Inc.; President, Director and Chief
New York, NY 10020                                                     Executive Officer of the Investment Adviser and the
                                                                       Administrator; Chairman and Director of the Distributor;
                                                                       Chairman and Director of the Transfer Agent; Director of
                                                                       various Morgan Stanley subsidiaries; President of the
                                                                       Institutional Funds (since July 2003) and President of the
                                                                       Retail Funds; Trustee (since July 2003) and President (since
                                                                       December 2002) of the Van Kampen Closed-End Funds; Trustee
                                                                       and President (since October 2002) of the Van Kampen
                                                                       Open-End Funds.

Ronald E. Robison (65)         Executive Vice      Since               Principal Executive Officer of Funds in the Fund Complex
1221 Avenue of the Americas    President and       April 2003          (since May 2003); Managing Director of Morgan Stanley & Co.
New York, NY 10020             Principal                               Incorporated, Morgan Stanley Investment Management Inc. and
                               Executive                               Morgan Stanley; Managing Director, Chief Administrative
                               Officer                                 Officer and Director of the Investment Adviser and the
                                                                       Administrator; Director of the Transfer Agent; Managing
                                                                       Director and Director of the Distributor; Executive Vice
                                                                       President and Principal Executive Officer of the
                                                                       Institutional Funds (since July 2003) and the Retail Funds
                                                                       (since April 2003); Director of Morgan Stanley SICAV (since
                                                                       May 2004); previously President and Director of the Retail
                                                                       Funds (March 2001-July 2003) and Chief Global Operations
                                                                       Officer and Managing Director of Morgan Stanley Investment
                                                                       Management Inc.

Joseph J. McAlinden (61)       Vice President      Since July 1995     Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                            Investment Adviser and Morgan Stanley Investment Management
New York, NY 10020                                                     Inc., Director of the Transfer Agent, Chief Investment
                                                                       Officer of the Van Kampen Funds; Vice President of the
                                                                       Institutional Funds (since July 2003) and the Retail Funds
                                                                       (since July 1995).

Barry Fink (49)                Vice President      Since               General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                        February 1997       (since December 2000) of Morgan Stanley Investment
New York, NY 10020                                                     Management; Managing Director (since December 2000),
                                                                       Secretary (since February 1997) and Director of the
                                                                       Investment Adviser and the Administrator; Vice President of
                                                                       the Retail Funds; Assistant Secretary of Morgan Stanley DW;
                                                                       Vice President of the Institutional Funds (since July 2003);
                                                                       Managing Director, Secretary and Director of the
                                                                       Distributor; previously Secretary (February 1997-July 2003)
                                                                       and General Counsel (February 1997-April 2004) of the Retail
                                                                       Funds; Vice President and Assistant General Counsel of the
                                                                       Investment Adviser and the Administrator (February 1997-
                                                                       December 2001).

Amy R. Doberman (42)           Vice President      Since July 2004     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                            Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                     Management Inc. and the Investment Adviser, Vice President
                                                                       of the Institutional and Retail Funds (since July 2004);
                                                                       Vice President of the Van Kampen Funds (since August 2004);
                                                                       previously, Managing Director and General Counsel -
                                                                       Americas, UBS Global Asset Management (July 2000 - July
                                                                       2004) and General Counsel, Aeltus Investment Management,
                                                                       Inc. (January 1997 -- July 2000).

Carsten Otto (41)              Chief               Since October       Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas    Compliance          2004                Morgan Stanley Investment Management (since October 2004);
New York, NY 10020             Officer                                 Executive Director of the Investment Adviser and Morgan
                                                                       Stanley Investment Management Inc.; formerly Assistant
                                                                       Secretary and Assistant General Counsel of the Morgan
                                                                       Stanley Retail Funds.

                                                        TERM OF
                                  POSITION(S)         OFFICE AND
  NAME, AGE AND ADDRESS OF         HELD WITH          LENGTH OF
     EXECUTIVE OFFICER             REGISTRANT        TIME SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------   -----------------   -----------------   ------------------------------------------------------------
Stefanie V. Chang (38)         Vice President      Since July 2003     Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                            Morgan Stanley Investment Management Inc., and the
New York, NY 10020                                                     Investment Adviser; Vice President of the Institutional
                                                                       Funds and the Retail Funds (since July 2003); formerly
                                                                       practiced law with the New York law firm of Rogers & Wells
                                                                       (now Clifford Chance US LLP).

Francis J. Smith (39)          Treasurer and       Treasurer since     Executive Director of the Investment Adviser and Morgan
c/o Morgan Stanley Trust       Chief Financial     July 2003 and       Stanley Services (since December 2001); previously, Vice
Harborside Financial Center,   Officer             Chief Financial     President of the Retail Funds (September 2002-July 2003),
Plaza Two,                                         Officer since       and Vice President of the Investment Adviser and the
Jersey City, NJ 07311                              September 2002      Administrator (August 2000-November 2001) and Senior
                                                                       Manager at PricewaterhouseCoopers LLP (January 1998-
                                                                       August 2000).

Thomas F. Caloia (58)          Vice President      Since July 2003     Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                               Treasurer of the Investment Adviser, the Distributor and the
Harborside Financial Center,                                           Administrator; previously Treasurer of the Retail Funds
Plaza Two,                                                             (April 1989-July 2003); formerly First Vice President of the
Jersey City, NJ 07311                                                  Investment Adviser, the Distributor and the Administrator.

Mary E. Mullin (37)            Secretary           Since July 2003     Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                            Morgan Stanley Investment Management Inc. and the Investment
New York, NY 10020                                                     Adviser; Secretary of the Institutional Funds and the Retail
                                                                       Funds (since July 2003); formerly practiced law with the New
                                                                       York law firms of McDermott, Will & Emery and Skadden, Arps,
                                                                       Slate, Meagher & Flom LLP.

----------
  * THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS. EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
 ** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICE AS AN OFFICER FOR THE RETAIL AND INSTITUTIONAL FUNDS REFLECT THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.

Morgan Stanley Select Dimensions Investment Series
FEDERAL TAX NOTICE - DECEMBER 31, 2004 (UNAUDITED)

                                                 DIVIDENDS RECEIVED        U.S. GOVERNMENT
FUND                                               DEDUCTION% (a)            INCOME% (b)
----                                             ------------------        ---------------
Money Market Portfolio                                   0.00%                   3.00%
Flexible Income Portfolio                                0.00%                   8.62%
Balanced Growth Portfolio                               48.40%                  20.70%
Utilities Portfolio                                    100.00%                   0.30%
Dividend Growth Portfolio                              100.00%                   0.00%
Equally-Weighted S&P 500 Portfolio                     100.00%                   0.00%
Growth Portfolio                                       100.00%                   0.00%
American Opportunities Portfolio                       100.00%                   0.00%
Capital Opportunities Portfolio                          0.00%                   0.00%
Global Equity Portfolio                                100.00%                   0.00%
Developing Growth Portfolio                              0.00%                   0.00%

----------
(a) THESE PERCENTAGES REPRESENT THE PORTION OF INCOME DIVIDENDS PAID BY EACH PORTFOLIO THAT QUALIFIED FOR THE DIVIDENDS RECEIVED DEDUCTION AVAILABLE TO CORPORATIONS.
(b) THESE PERCENTAGES REPRESENT THE PORTION OF INCOME DIVIDENDS PAID BY EACH PORTFOLIO THAT WERE ATTRIBUTABLE TO QUALIFYING U.S. GOVERNMENT OBLIGATIONS.

                                    Trustees

          Michael Bozic                          Dr. Manuel H. Johnson
          Charles A. Fiumefreddo                      Joseph J. Kearns
          Edwin J. Garn                              Michael E. Nugent
          Wayne E. Hedien                                  Fergus Reid
          James F. Higgins

                                    Officers

                             Charles A. Fiumefreddo
                              CHAIRMAN OF THE BOARD

                                Mitchell M. Merin
                                    PRESIDENT

                                Ronald E. Robison
            EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

                               Joseph J. McAlinden
                                 VICE PRESIDENT

                                   Barry Fink
                       VICE PRESIDENT AND GENERAL COUNSEL

                                 Amy R. Doberman
                                 VICE PRESIDENT

                                  Carsten Otto
                            CHIEF COMPLIANCE OFFICER

                                Stefanie V. Chang
                                 VICE PRESIDENT

                                Francis J. Smith
                      TREASURER AND CHIEF FINANCIAL OFFICER

                                Thomas F. Caloia
                                 VICE PRESIDENT

                                 Mary E. Mullin
                                    SECRETARY

            TRANSFER AGENT                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         Morgan Stanley Trust                           Deloitte & Touche LLP
Harborside Financial Center, Plaza Two               Two World Financial Center
    Jersey City, New Jersey 07311                     New York, New York 10281

                               Investment Adviser

                     Morgan Stanley Investment Advisors Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

                                                                    PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                HUDSON, MA 01749
                                                                  PERMIT NO. 6

RA05-00091P-Y12/04

#40474

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

(d)      Not applicable.

(e)      Not applicable.

(f)

         (1)    The Fund's Code of Ethics is attached hereto as Exhibit A.

         (2)    Not applicable.

         (3)    Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

           2004

                                                    REGISTRANT         COVERED ENTITIES(1)
              AUDIT FEES                            $  161,566                         N/A

              NON-AUDIT FEES
                   AUDIT-RELATED FEES               $      453 (2)     $         3,746,495 (2)
                   TAX FEES                         $   43,996 (3)     $            79,800 (4)
                   ALL OTHER FEES                   $        -         $                 -
              TOTAL NON-AUDIT FEES                  $   44,449         $         3,826,295

              TOTAL                                 $  206,015         $         3,826,295

           2003

                                                    REGISTRANT         COVERED ENTITIES(1)
              AUDIT FEES                            $  161,328                         N/A

              NON-AUDIT FEES
                   AUDIT-RELATED FEES               $    9,684 (2)     $         2,847,161 (2)
                   TAX FEES                         $   38,878 (3)     $           736,810 (4)
                   ALL OTHER FEES                   $        -         $                 - (5)
              TOTAL NON-AUDIT FEES                  $   48,562         $         3,583,971

              TOTAL                                 $  209,890         $         3,583,971

              N/A- Not applicable, as not required by Item 4.

              (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
              (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
              (3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
              (4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.
              (5) All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

   1.  STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

   2.  DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

   3.  AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

   4.  AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

   5.  TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

   6.  ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

   7.  PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

   8.  PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

   9.  ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

   10. COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

       MORGAN STANLEY RETAIL FUNDS
       Morgan Stanley Investment Advisors Inc.
       Morgan Stanley & Co. Incorporated
       Morgan Stanley DW Inc.
       Morgan Stanley Investment Management Inc.
       Morgan Stanley Investment Management Limited
       Morgan Stanley Investment Management Private Limited
       Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
       Van Kampen Asset Management
       Morgan Stanley Services Company, Inc.
       Morgan Stanley Distributors Inc.
       Morgan Stanley Trust FSB

       MORGAN STANLEY INSTITUTIONAL FUNDS
       Morgan Stanley Investment Management Inc.
       Morgan Stanley Investment Advisors Inc.
       Morgan Stanley Investment Management Limited
       Morgan Stanley Investment Management Private Limited
       Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
       Morgan Stanley & Co. Incorporated
       Morgan Stanley Distribution, Inc.
       Morgan Stanley AIP GP LP
       Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)    See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6.  Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8.  Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 9.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10 - Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11  Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
February 17, 2005

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
February 17, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2005